SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
   [ ]  Preliminary Proxy Statement                [ ]  Confidential, For Use
   [X]  Definitive Proxy Statement                      of the Commission Only
   [ ]  Definitive Additional Materials                 (as permitted by Rule
   [ ]  Soliciting Material Pursuant to                 14a-6(e)(2))
        Rule 14a-11(c)or Rule 14a-12

                           BIOPOOL INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No Fee Required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    (5)  Total fee paid:

--------------------------------------------------------------------------------
    [X]  Fee paid previously with preliminary materials:

             $1,743.00
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:

--------------------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    (3)  Filing party:

--------------------------------------------------------------------------------
    (4)  Date filed:

--------------------------------------------------------------------------------

                           BIOPOOL INTERNATIONAL, INC.

                                                                 June 23, 2000

Dear Stockholders:

We are pleased to invite you to attend Biopool's Annual Meeting of Stockholders to be held August 10, 2000, at 9:00 a.m. Pacific time at the Radisson Hotel Oxnard, 600 East Esplanade Drive, Oxnard, California, 93030.

At the meeting, you will be asked to consider and vote on a proposal to approve the merger of Biopool International and Xtrana. Immediately following the merger, Xtrana stockholders will hold approximately 50% and Biopool stockholders will hold approximately 50% of the outstanding shares of capital stock of the surviving corporation. This document gives you detailed information on the proposed transaction. We encourage you to read it carefully.

We believe that the proposed merger offers significant potential benefits that would otherwise be unavailable to Biopool and its stockholders, including:

o Access to Xtrana's intellectual property base and product pipeline that expand Biopool's opportunities far beyond human diagnostics,

o    Enhanced management strength,

o    Strengthened R&D capabilities,

o    Entry into markets that investors give greater valuation to, and

o    Revenue growth in exciting new areas with large market potential.

We expect the combined company to continue to grow by developing:

o    New analytical methods for use in human diagnostics,

o    Tools for genome discovery companies, and

o Products for a multitude of microbial tests for environmental and food processing use.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE MERGER AND CONCLUDED IT IS IN THE BEST INTERESTS OF BIOPOOL AND ITS STOCKHOLDERS.

We enthusiastically support this combination of our two companies and join with the Board of Directors in recommending that you vote in favor of the merger. It is important that your shares be voted whether or not you plan to be present at the annual meeting. Please complete, sign, date and return the enclosed form of proxy promptly.

                          YOUR VOTE IS VERY IMPORTANT!

Sincerely,

Biopool International, Inc.                           Xtrana, Inc.

/s/ MICHAEL D BICK, PH.D                              /s/ JOHN H. WHEELER
Michael D. Bick, Ph.D.                                John H. Wheeler
Chief Executive Officer                               Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         OF BIOPOOL INTERNATIONAL, INC.
                           TO BE HELD AUGUST 10, 2000
                               ------------------
TO THE STOCKHOLDERS
OF BIOPOOL INTERNATIONAL, INC.:

        Notice is hereby given that an annual meeting ("Annual Meeting") of stockholders of Biopool International, Inc. ("Biopool") will be held at the Radisson Hotel Oxnard, 600 East Esplanade Drive, Oxnard, California, 93030, on August 10, 2000, at 9:00 a.m. for the following purposes:

     1.   The election of four directors;

     2. To ratify the appointment of Ernst & Young LLP, as our independent public accountants for the year ending December 31, 2000;

     3. To consider and vote on a proposal to approve the proposed merger of Xtrana, Inc. ("Xtrana") with and into Biopool (the "Merger") pursuant to the Agreement and Plan of Reorganization, dated as of May 3, 2000, by and among Xtrana and Biopool (the "Merger Agreement");

     4. To ratify the adoption of the Biopool International, Inc. 2000 Stock Incentive Plan; and

     5. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

        The Board of Directors has fixed the close of business on June 22, 2000 as the record date for determination of the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The four nominees for directors who receive the highest number of votes will be elected. Ratification of the appointment of the independent accountants and the adoption of the stock incentive plan require the affirmative vote of a majority of the total votes cast on the proposal. Approval of the matters to be voted upon in connection with the Merger requires the affirmative vote of a majority of the outstanding shares of common stock as of the record date.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

        In connection with the proposed Merger, if you wish to exercise appraisal rights under the Delaware General Corporation Law, you must send a notice that we receive on or before the date of the Biopool Annual Meeting, and you must not vote in favor of the approval of the Merger. Your failure to vote against the Merger will not constitute a waiver of your appraisal rights, and a vote against approval of the Merger will not be deemed to be a written demand by you for appraisal rights. See "SUMMARY-Appraisal Rights" and "Appraisal Rights."

        The accompanying Proxy Statement and the Appendices thereto (including the Merger Agreement attached as Appendix A thereto) form a part of this notice.

                                    By Order of the Board of Directors

                                    /s/ MICHAEL D. BICK, PH.D.
                                    Michael D. Bick, Ph.D.
                                    Chief Executive Officer

6025 Nicolle Street
Ventura, California 93003
(805) 654-0643

Dated:  June 23, 2000

                           BIOPOOL INTERNATIONAL, INC.
                               6025 Nicolle Street
                            Ventura, California 93003
                                 (805) 654-0643
                            -------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

        This Proxy Statement is being furnished to you as a holder of outstanding shares of Biopool common stock, par value $0.01 per share, in connection with the solicitation of proxies by the Board of Directors of Biopool International, Inc. ("Biopool"), for use at the Annual Meeting of Stockholders to be held at the Radisson Hotel Oxnard, 600 East Esplanade Drive, Oxnard, California 93030, on August 10, 2000 at 9:00 a.m. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

        All Proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. You may revoke a Proxy given to us at any time before it is voted either by filing with the Secretary of Biopool, at our executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person.

        The close of business on June 22, 2000, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments of the Annual Meeting. As of the record date, we had outstanding 8,319,951 shares of common stock, par value $.01 per share, the only outstanding voting security of Biopool. As of the record date, we had approximately 204 stockholders of record. A stockholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

        Our principal executive offices are located at 6025 Nicolle Street, Ventura, California 93003. This Proxy Statement and the accompanying proxy were mailed to our stockholders on or about June 26, 2000.

        At the Annual Meeting, the stockholders will consider and vote upon proposals to (i) elect four directors, (ii) ratify the appointment of Ernst & Young LLP as our independent public accountants for the fiscal year ended December 31, 2000, (iii) approve the Merger of Xtrana with and into Biopool pursuant to the Merger Agreement dated May 3, 2000 by and between Biopool and Xtrana, (iv) ratify the adoption of our 2000 Stock Incentive Plan and (v) such other proposals as may properly come before the Annual Meeting or any adjournment thereof.

        The Biopool board of directors has unanimously approved the Merger Agreement. Pursuant to the Merger Agreement, Xtrana will be merged with and into Biopool, with Biopool surviving and the separate existence of Xtrana ceasing. Upon consummation of the Merger, Biopool will issue 9,369,461 shares of common stock in exchange for all outstanding common and preferred stock of Xtrana. As a result, immediately following the Merger, the former Xtrana stockholders will hold approximately 50% and Biopool stockholders will hold approximately 50% of the outstanding shares of capital stock of the surviving corporation, on a fully diluted basis. Additional information about the Merger and the parties to the Merger is contained in this Proxy Statement, which should be reviewed carefully.

        THE BIOPOOL BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AND RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED

DIRECTORS, RATIFICATION OF APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS, RATIFICATION OF THE ADOPTION OF 2000 STOCK INCENTIVE PLAN, AND APPROVAL OF THE MERGER AND THE MERGER AGREEMENT.

        YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. BIOPOOL HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. NEITHER THE DELIVERY OF THIS PROXY STATEMENT NOR THE CONSUMMATION OF THE MERGER OF XTRANA WITH AND INTO BIOPOOL MEANS THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

                                TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
Summary.......................................................................      1
The Annual Meeting of Biopool Stockholders....................................      5
PROPOSAL NO. 1: Election of Directors.........................................      7
Executive Compensation........................................................      9
Section 16(a) Beneficial Ownership Reporting Compliance.......................     10
PROPOSAL NO. 2: Ratification of Independent Public Accountants................     10
PROPOSAL NO. 3: The Proposed Merger...........................................     11
Description of Biopool Capital Stock..........................................     23
Biopool Business and Financial Information....................................     24
Xtrana Business and Financial Information.....................................     24
Management of the Surviving Corporation.......................................     28
Market Price and Dividend Information.........................................     30
Appraisal Rights..............................................................     31
PROPOSAL NO. 4:  Adoption of New Stock Incentive Plan.........................     32
Beneficial Ownership of Common Stock .........................................     35
Certain Relationships and Related Transactions................................     35
Stockholder Proposals.........................................................     36
Other Matters.................................................................     36
Incorporation of Certain Documents by Reference...............................     36
Appendix A: Agreement and Plan of Reorganization..............................    A-1
Appendix B: Delaware General Corporation Law, Section 262; Appraisal Rights...    B-1
Appendix C: Financial Statements of Xtrana, Inc...............................    C-1
Appendix D: Unaudited Pro Forma Combined Condensed Financial Data.............    D-1
Appendix E: Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc..    E-1
Appendix F: Biopool International, Inc. 2000 Stock Incentive Plan.............    F-1
Appendix G: Form of Proxy.....................................................    G-1

                                     SUMMARY

        YOU SHOULD READ THE FOLLOWING SUMMARY TOGETHER WITH THE MORE DETAILED INFORMATION AND FINANCIAL STATEMENTS AND THE NOTES TO THOSE STATEMENTS APPEARING ELSEWHERE IN THIS PROXY STATEMENT OR DELIVERED WITH THIS PROXY STATEMENT.

THE COMPANIES

BIOPOOL INTERNATIONAL, INC.

     We were incorporated in Delaware in 1987. We are engaged in the research, development, manufacture, and marketing of in vitro (outside the body) diagnostic products for use in disease detection and prevention. We sell over 100 products on a worldwide basis to hospitals, clinical laboratories, commercial reference laboratories, and research institutions. Our corporate office is located at 6025 Nicolle Street, Ventura, California 93003. We have one wholly-owned operating subsidiary, Biopool AB, located in Umea, Sweden, where we also carry on product development, manufacturing, and sales and marketing activities.

XTRANA, INC.

     Xtrana was incorporated in Delaware in 1998. Xtrana has developed new proprietary nucleic acid (DNA/RNA) testing technology, which it plans to commercialize. Potential markets for this testing technology include the detection of food and environmental contamination, forensics and paternity identity testing, infectious human disease testing including bacterial warfare, and research and other clinical applications. Xtrana's corporate office is located at 717 Yosemite Circle, Denver, Colorado 80220.

THE PROPOSED MERGER

THE EFFECT OF THE MERGER

     On May 3, 2000, Xtrana and Biopool entered into the Merger Agreement. Pursuant to the Merger Agreement:

     o    Xtrana will be merged with and into us;

     o    we will be the surviving corporation;

     o    the separate existence of Xtrana will end;

     o each share of Xtrana common stock and preferred stock issued and outstanding at the closing of the merger (other than treasury stock and dissenters' shares) will be converted into shares of newly issued Biopool common stock; and

     o immediately following the Merger, the Xtrana shareholders will hold approximately 50% and our stockholders will hold approximately 50% of the outstanding shares of capital stock of the surviving corporation on a fully diluted basis.

See "THE PROPOSED MERGER."

MERGER CONSIDERATION

     Upon approval and consummation of the merger, we will issue 9,369,461 shares of our common stock in exchange for all outstanding shares of Xtrana common and preferred stock. Of these shares, 1,873,892 shares will be issued and placed in an escrow account, and may be cancelled if Xtrana suffers any liabilities under the indemnification provisions of the Merger Agreement or if the Xtrana business fails to meet the gross revenue targets agreed to in the Merger Agreement. In the future, we may have to issue additional shares of common stock to Xtrana stockholders if we suffer any liability under the indemnification provisions set forth in the Merger Agreement or if the Xtrana business meets certain gross revenue targets agreed to in the Merger Agreement. See "THE PROPOSED MERGER--Merger Consideration."

CONDITIONS THAT MUST BE SATISFIED FOR THE MERGER TO OCCUR

     Completion of the merger is subject to various conditions (any of which may be waived by the party benefited by the condition), including:

     o the truth and accuracy of the representations and warranties of us and of Xtrana;

     o    performance of all covenants by us and Xtrana;

     o delivery of officer's certificates and opinions of counsel of each of us and Xtrana;

     o    approval by our stockholders and the stockholders of Xtrana;

     o    delivery of certificates of good corporate standing of us and Xtrana;

     o    the absence of litigation concerning the Merger;

     o    the receipt of all required third party consents; and

     o the execution of an employment agreement between us and John H. Wheeler, the current Chief Executive Officer of Xtrana.

See "THE PROPOSED MERGER--The Merger Agreement, Conditions of the Merger."

TERMINATION OF THE MERGER AGREEMENT

     The Merger Agreement may be terminated, and the Merger abandoned, subject to certain exceptions:

     o    by written mutual consent of us and Xtrana;

     o    due to material breach that is not cured within ten days;

     o    due to permanent injunction or court order that prevents the Merger;

     o    if necessary governmental approvals cannot be obtained; and

     o    if the Merger is not consummated on or before November 15, 2000.

See "THE PROPOSED MERGER--The Merger Agreement, Termination."

CONDITIONAL WARRANTS

     In connection with the discussions and negotiations regarding the proposed Merger and prior to execution of the Merger Agreement, Biopool and Xtrana exchanged conditional warrants to purchase up to 19.9% of the fully diluted common stock of the other. These warrants become exercisable only if the merger is not consummated for any of the reasons described in further detail in this Proxy Statement. See "THE PROPOSED MERGER--Background of the Merger, Conditional Warrants."

EXPENSES OF THE MERGER

     Whether or not the Merger is consummated, except as otherwise provided in the Merger Agreement, each party bears its own costs and expenses related to the Merger. See "THE PROPOSED MERGER--The Merger Agreement, Expenses."

FEDERAL INCOME TAX CONSIDERATIONS

     The merger is intended to be a tax-free reorganization in which no gain or loss will be recognized by us or our stockholders. For a further discussion of the federal income tax consequences of the merger, see "THE PROPOSED MERGER - Material Federal Income Tax Consequences."

ACCOUNTING TREATMENT

     The Merger is intended to be treated as a "purchase" in accordance with generally accepted accounting principals. See "THE PROPOSED MERGER--Accounting Treatment."

REGULATORY REQUIREMENTS

     Other than the following actions, we are not aware of any governmental or regulatory requirements with which we must comply in completing the Merger:

     o    compliance with the general corporation law of the State of Delaware;

     o    filing of a Form D with the Securities and Exchange Commission; and

     o    compliance with any applicable state securities laws.

See "THE PROPOSED MERGER--Regulatory Approvals."

THE ANNUAL MEETING OF STOCKHOLDERS

ANNUAL MEETING

        Our Annual Meeting will be held on August 10, 2000 at 9:00 a.m.
(local time) at the Radisson Hotel Oxnard, 600 East Esplanade Drive, Oxnard, California, 93030. The purpose of the Annual Meeting is to consider and vote on, among other things, the election of directors, the ratification of the independent public accountants, the approval of the Merger and ratification our new stock incentive plan. Holders of record of our common stock at the close of business on June 22, 2000 will be entitled to notice of and to vote at the Annual Meeting. Each share of our common stock is entitled to one vote for each share held of record upon each matter properly presented to the stockholders for a vote at the Biopool Annual Meeting. See "THE ANNUAL MEETING OF BIOPOOL STOCKHOLDERS - Votes Required; Quorum" and "-Voting of Proxies."

     For additional information relating to the Biopool Annual Meeting, see "THE ANNUAL MEETING OF BIOPOOL SHAREHOLDERS."

VOTE REQUIRED

     Approval of the matters to be voted upon in connection with the merger by our stockholders requires the affirmative vote of the holders of a majority of the outstanding shares of our capital stock entitled to vote. As a result, the failure to vote in person or by proxy on any such proposal at our Annual Meeting or abstaining on the Merger proposal has the same effect as voting against the Merger proposal. Other matters to be voted on at the Annual Meeting require the affirmative vote a majority of votes cast. See "THE ANNUAL MEETING OF BIOPOOL STOCKHOLDERS--Votes Required; Quorum".

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     Our board of directors unanimously approved the Merger Agreement and the transactions contemplated thereby. The members of the board of directors unanimously believe that the Merger and the transactions contemplated by the Merger Agreement are fair to, and in the best interests of, our stockholders and unanimously recommend a vote "FOR" the matters to be voted upon by such shareholders in connection with the Merger. The conclusion of our board of directors with respect to the Merger was based upon a number of factors. See "THE MERGER-- Board of Directors' Reasons for the Merger."

APPRAISAL RIGHTS

     You may be entitled to appraisal rights under Section 262 of the Delaware General Corporation Law. Section 262 of the Delaware corporate law is attached to this Proxy Statement as Appendix B. Stockholders who do not vote in favor of the proposed merger and who comply with the provisions of Section 262 have the right to an appraisal of the fair value of the shares of our common stock held by them, and the right to require the purchase of their shares of common stock at such value. Under Section 262, the fair value of those shares will not include any element of value that results from the Merger. IF YOU CHOOSE TO EXERCISE APPRAISAL RIGHTS WITH RESPECT TO YOUR SHARES OF OUR COMMON STOCK, YOUR FAILURE TO COMPLY STRICTLY WITH THE PROVISIONS OF SECTION 262 OF THE DELAWARE CORPORATE LAW MAY RESULT IN A WAIVER OR FORFEITURE OF THOSE APPRAISAL RIGHTS.

SUMMARY PRO FORMA CONSOLIDATED CONDENSED FINANCIAL DATA

        Biopool is providing the following financial information to aid you in your analysis of the financial aspects of the Merger. The information is only a summary and you should read it in conjunction with the historical financial statements and related notes contained in the annual reports and other information that Biopool has filed with the Securities and Exchange Commission, the historical financial statements of Xtrana attached to this Proxy Statement as Appendix C, and the unaudited pro forma condensed consolidated financial statements of Biopool and Xtrana attached to this Proxy Statement as Appendix D. Biopool's Annual Report on Form 10-KSB is being furnished with this Proxy Statement.

        The following unaudited pro forma financial data give effect to the consummation of the Merger of Xtrana with Biopool. The unaudited pro forma data should be read in conjunction with the historical consolidated financial statements of Biopool and the historical financial statements of Xtrana, which are included in or attached to this Proxy Statement.

        The unaudited pro forma financial data has been prepared utilizing Biopool's audited consolidated financial statements for the year ended December 31,1999 and the audited financial statements of Xtrana for the year ended December 31, 1999.

                                                  AT OR FOR THE YEAR ENDED DECEMBER 31, 1999
                                               ------------------------------------------------
                                                 Pro Forma          Biopool           Xtrana
Operating revenues                              $ 9,767,000       $ 8,842,000         $ 925,000
Income (loss) from continuing operations            574,000           400,000          (864,000)
Income (loss) from continuing operations              (0.03)(1)          0.05(2)

Cash dividends declared per common share                  0                 0                 0
Total assets                                     20,076,000        11,033,000           200,000
Long term obligations and redeemable                      0                 0             7,000
    preferred stock

(1) Based on 8,374,512 weighted average basic shares of Biopool common stock plus the 9,369,461 to be issued upon consummation of the Merger.

(2) Based upon 8,399,327 weighted average diluted shares of Biopool common stock.

                   THE ANNUAL MEETING OF BIOPOOL STOCKHOLDERS

DATE, TIME, PLACE

        This Proxy Statement is furnished in connection with the solicitation by the Biopool board of directors of proxies representing Biopool common stock to be voted at the Annual Meeting to be held at 9:00 a.m., on August 10, 2000, at the Radisson Hotel Oxnard, 600 East Esplanade Drive, Oxnard, California, 93030.

MATTERS TO BE CONSIDERED

        At the Annual Meeting, holders of Biopool common stock will consider and vote upon (i) the election of four directors, (ii) ratification of the appointment of Ernst & Young LLP as Biopool's independent public accountants,
(iii) the approval of the Merger with Xtrana pursuant to the Merger Agreement,
(iv) ratification of the 2000 Stock Incentive Plan and (v) such other matters as may properly come before the Biopool Annual Meeting.

RECORD DATE; STOCK ENTITLED TO VOTE

        The Biopool board has fixed the close of business on June 22, 2000, as the Record Date. Only holders of record of shares of Biopool common stock are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 8,319,951 shares of Biopool common stock outstanding and entitled to vote by approximately 204 common stockholders of record. Each holder of record as of the Record Date of common stock is entitled to cast one vote per share.

VOTES REQUIRED; QUORUM

        The four nominees for election to the board of directors who receive the greatest number of votes will be elected. The affirmative vote of the holders of at least a majority of the total number of outstanding shares of capital stock of Biopool entitled to vote at the Annual Meeting is required to approve the Merger and the Merger Agreement. Action by the stockholders on any other matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

        The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitutes a quorum at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting and any business may be transacted which might have been transacted at the Annual Meeting as originally notified.

VOTING OF PROXIES

        This Proxy Statement is being furnished to Biopool stockholders in connection with the solicitation of proxies by and on behalf of the board of directors for use at the Annual Meeting, and is accompanied by a form of proxy.

        All shares of Biopool common stock which are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted for election of the board's nominees for directors and for approval of the ratification of the appointment of the independent public accountants, the ratification of adoption of the 2000 Stock Incentive Plan, and approval of the Merger and the Merger Agreement.

        If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies or allowing additional time for the satisfaction of conditions of the Merger), the persons named in the enclosed forms of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

REVOCABILITY OF PROXIES

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Biopool, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy originally filed, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Biopool before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to Biopool at 6025 Nicolle Street, Ventura, California 93003, Attention: Secretary, or hand delivered to the Secretary of Biopool at or before the taking of the vote at the Annual Meeting.

Solicitation of PROXIES

        All expenses of Biopool's solicitation of proxies, including the cost of mailing this Proxy Statement to Biopool stockholders, will be borne by Biopool. In addition to solicitation by use of the mails, proxies may be solicited from stockholders by directors, officers and employees of Biopool in person or by telephone or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Biopool may retain a proxy solicitation firm for assistance in connection with the solicitation of proxies for the Annual Meeting. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and Biopool will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

Board RECOMMENDATIONS

               THE BOARD OF DIRECTORS OF BIOPOOL UNANIMOUSLY RECOMMENDS THAT THE BIOPOOL STOCKHOLDERS VOTE "FOR" THE PERSONS NOMINATED FOR ELECTION AS DIRECTORS, RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS AND RATIFICATION OF THE NEW STOCK INCENTIVE PLAN. FOR THE REASONS SET FORTH HEREIN, THE BOARD OF DIRECTORS OF BIOPOOL HAS CONCLUDED THAT THE MERGER IS IN THE BEST INTERESTS OF BIOPOOL AND THE BIOPOOL STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE BIOPOOL STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREIN.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

        In accordance with Biopool's Certificate of Incorporation and Bylaws, the board of directors consists of not less than three nor more than seven members, the exact number to be determined by the board of directors. At each annual meeting of the stockholders of Biopool, directors are elected for a one year term. The board of directors is currently set at four members. At the 2000 Annual Meeting, each director will be elected for a term expiring at the 2001 Annual Meeting. The board of directors proposes the nominees named below.

        Unless marked otherwise, proxies received will be voted FOR the election of the each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present board of directors to fill such vacancy. The board of directors has no reason to believe that any such nominee will be unwilling or unable to serve if elected a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE DIRECTORS NOMINATED HEREIN.

        The board of directors proposes the election of the following nominees as members of the board of directors:

                             Michael D. Bick, Ph.D.
                             Douglas L. Ayer
                             N. Price Paschall
                             James H. Chamberlain

Information with Respect to EACH Director, Nominee and Certain Officers.

        The following table sets forth certain information with respect to each director, nominee and other officers of Biopool as of April 20, 2000.

                                                                                    DIRECTOR/
                                                                                     OFFICER
           NAME                AGE                     POSITION                       SINCE
---------------------------   ------   -----------------------------------------    ----------
Michael D. Bick, Ph.D.         55      President, Chief Executive Officer,            1991
                                       Director
Douglas L. Ayer                62      Director                                       1993
N. Price Paschall              51      Director                                       1997
James H. Chamberlain           52      Director                                       1998
Robert K. Foote                55      Chief Financial Officer, Corporate
                                       Secretary                                      1996
Clayton H. Duke                58      Vice President Marketing and Business          1998
                                       Development

        All officers are appointed by and serve at the discretion of the board of directors. There are no family relationships between any directors or officers of Biopool.

        MICHAEL D. BICK, PH.D. was elected Chief Executive Officer in August 1991, Chairman of the Board in July 1993 and President in January 1996. In 1988, Dr. Bick founded Biopool's former subsidiary, MeDiTech, and was President and Chief Executive Officer thereof until it was acquired by Biopool in January 1992. Prior to that date, he was co-founder and president of a privately-held medical device firm for ten years. Dr. Bick received a Ph.D. in molecular biology from the University of Southern California in 1971 and was affiliated with the Harvard Medical School and Children's Hospital Medical Center in Boston carrying out research in human genetics from 1971 to 1974. Dr. Bick was a staff member of the Roche Institute of Molecular Biology from 1974 to 1978. Dr. Bick currently serves on the Board of Counselors of the School of Pharmacy, University of Southern California. Dr. Bick is also on the Board of Directors of Biotech.com, a privately-held company that supplies goods and services to the biotech/biopharma industry.

        DOUGLAS L. AYER is currently President and Managing Partner of International Capital Partners of Stamford, CT. Mr. Ayer was previously Chairman and Chief Executive Officer of Cametrics, a manufacturer of precision metal components, and has held executive positions at Paine Webber and McKinsey & Co., Inc. Mr. Ayer also serves as a director of Mission Critical Software, Inc., a developer of enterprise-scale Windows NT systems administration and management software products.

        N. PRICE PASCHALL is the founder and Managing Partner of Context Capital Group (formerly HealthCare Capital Advisors) since 1993. Context Capital Group provides merger and acquisition advice to middle market companies, focusing on the medical service industry. Prior to Context Capital Group, Mr. Paschall was a Vice Chairman and founder of Shea, Paschall and Powell-Hambros Bank (SPP Hambros & Co.), a firm specializing in mergers and acquisitions. Mr. Paschall holds a degree in business administration from California Polytechnic University in Pomona. Since 1994, Mr. Paschall has served on the Board of Directors and provided certain corporate financial services to Advanced Materials Group, a manufacturer and fabricator of specialty foams, foils, films and pressure-sensitive adhesive components.

        JAMES H. CHAMBERLAIN is the founder of BioSource International, Inc., a California-based, Nasdaq National Market System company dedicated to the research, development, manufacturing, and marketing of biomedical products to the diagnostic and research markets. Mr. Chamberlain founded BioSource in 1989, is a director of BioSource and currently serves as its Chairman, President, and Chief Executive Officer. Prior to BioSource, Mr. Chamberlain was the Manager of Business Development for Amgen, Inc. Mr. Chamberlain received a B.S. degree in biology and chemistry from West Virginia University in 1969 and completed an MBA Executive Program at Pepperdine University in 1981.

        ROBERT K. FOOTE, CPA, joined Biopool as Chief Financial Officer on November 1, 1996. He was appointed Corporate Secretary on January 14, 1997. Prior to joining Biopool, he was the CFO and Corporate Secretary of H&H Oil Tool Co., Inc., which traded on the Nasdaq National Market System. Mr. Foote received a B.S. degree in accounting and business administration from Brigham Young University in 1974.

        CLAYTON H. DUKE joined Biopool as Vice President Marketing and Business Development on August 1, 1998. Prior to joining Biopool, he was Vice President of Braun Medical. He has also held executive positions at Cymed, Abbott Laboratories, and E.R. Squibb & Sons. Mr. Duke received a B.S. degree in microbiology and business administration from California State University, San Francisco.

BOARD AND COMMITTEE MEETINGS

        During the fiscal year ended December 31, 1999, the board of directors met seven times. Each director attended in excess of 75% of all meetings of the board of directors held during the year. The board of directors has an Audit Committee that met once during 1999. This committee oversees the work of Biopool's auditors with respect to financial and accounting matters. Messrs. Ayer, Paschall, and Chamberlain are members of the Audit Committee. The board of directors also has a Compensation Committee, which met once during fiscal year 1999. The function of the Compensation Committee is to review and make recommendations with respect to compensation of executive officers and key employees. Messrs. Ayer, Paschall, and Chamberlain are members of the Compensation Committee.

                             EXECUTIVE COMPENSATION

        The following tables set forth certain information as to the Company's Chief Executive Officer, Vice President Marketing and Business Development, and Chief Financial Officer. No other executive officer of the Company had compensation in excess of $100,000 during the period:

SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATIONS
    NAME AND PRINCIPAL      ---------------------------------------------------
        POSITION              YEAR        SALARY        BONUS        OTHER(1)      OPTIONS
--------------------------- ----------  ------------  -----------  ------------  -------------
Michael D. Bick, Ph.D.        1999      $ 160,000                   $ 12,000
Chief Executive Officer       1998        160,000                     10,800        32,465
                              1997        135,700      $25,000        10,000        35,000

Clayton H. Duke               1999        125,000                      7,950
Vice President Marketing      1998 (2)     45,700                      2,100       200,000
and Business Development

Robert K. Foote               1999        100,000                      7,200
Chief Financial Officer       1998        100,000                      7,200
                              1997         85,000       15,000         5,300

OPTION GRANTS IN LAST FISCAL YEAR

        No options were granted to executive officers in the 1999 fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

                                                          VALUE OF UNEXERCISED
                             NUMBER OF UNEXERCISED      IN-THE-MONEY OPTIONS AT
NAME                          OPTIONS AT YEAR-END             YEAR-END(3)
                            -------------------------   ------------------------
                                  EXERCISABLE/                EXERCISABLE/
                                 UNEXERCISABLE               UNEXERCISABLE
-------------------------   -------------------------   ------------------------
Michael D. Bick, Ph.D.          83,699 / 42,766                  $ 0 / 0
Clayton H. Duke                 50,000 / 160,000                   0 / 0
Robert K. Foote                123,330 / 76,670                    0 / 0
------------------------

(1) Represents payment of a car allowance and contributions to the Company's 401(k) profit sharing plan.
(2)  Mr. Duke's hire date was August 1, 1998.
(3) Determined as the difference between the closing trade price on December 31, 1999 ($0.75/share) and the aggregate price of the options covering such shares.

COMPENSATION OF DIRECTORS

        Non-employee directors receive $6,000 per calendar year, plus $500 for each board of directors meeting attended. Biopool pays all out-of-pocket fees of attendance. In addition, non-employee directors receive 15,000 non-qualified stock options to purchase Biopool's common stock under the 1993 Incentive

Stock Option Plan per year. In addition, Price Paschall earned a broker's fee of $145,000 in 1999 for services rendered in connection with the sale of the BCA Division.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

        In July 1999, Biopool entered into an executive employment agreement with Michael D. Bick, Ph.D. The agreement becomes effective at the earlier to occur of (i) the date upon which a new Chief Executive Officer satisfactory to the Board of Directors of Biopool commences employment with Biopool, or (ii) the date of a change of control of Biopool. The executive employment agreement would become effective if the Merger is consummated. Under the executive employment agreement, Dr. Bick will no longer serve as our President and Chief Executive Officer, but will continue to be Biopool's Chairman for a term of three years. The agreement provides for compensation to Dr. Bick of $150,000 during each year of the term, inclusive of a car allowance and dues to a club. Under the agreement, Dr. Bick is not required to provide more than 50 hours of services per month, and may terminate the agreement and receive all consideration due to him thereunder if there is a change in control of Biopool that results in a material modification to Dr. Bick's duties under the agreement.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, requires our executive officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 1999, all our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.


                                 PROPOSAL NO. 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee of the board of directors recommended and the board has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the annual meeting, the firm of Ernst & Young LLP (the "Auditors") to continue as our independent public accountant for the current fiscal year ending December 31, 2000. The Auditors served as the principal independent public accounting firm utilized by us during the year ended December 31, 1999. We anticipate that a representative of the Auditors will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of the Auditors will be afforded an opportunity to make a statement if the Auditors so desire.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFYING THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS.

                                 PROPOSAL NO. 3
                               THE PROPOSED MERGER

GENERAL

        The Biopool board of directors has unanimously approved the Merger Agreement dated May 3, 2000, by and between Biopool and Xtrana. Pursuant to the Merger Agreement, Xtrana will be merged with and into Biopool, with Biopool surviving and the separate existence of Xtrana ceasing. Upon consummation of the Merger, Biopool will issue 9,369,461 shares of common stock in exchange for all outstanding common and preferred stock of Xtrana. As a result, immediately following the Merger, the former Xtrana stockholders will hold approximately 50% and Biopool stockholders will hold approximately 50% of the outstanding shares of capital stock of the surviving corporation. Of these shares, 1,873,892 shares will be issued and placed in an escrow account, and may be cancelled if Xtrana suffers any liabilities under the indemnification provisions of the Merger Agreement or if Xtrana fails to meet the gross revenue targets agreed to in the Merger Agreement. In the future, we may have to issue additional shares of common stock to Xtrana stockholders if we suffer any liability under the indemnification provisions set for the in the Merger Agreement or if Xtrana meets certain gross revenue targets agreed to in the Merger Agreement.

BACKGROUND OF THE MERGER

        In January 2000, N. Price Paschall, a member of the board of directors of Biopool, introduced the business of Xtrana to Michael Bick, Ph.D. and the rest of the Biopool management. Dr. Bick and Mr. Paschall met with Jack Wheeler, CEO and a director of Xtrana, at Xtrana's executive offices in Denver, Colorado to discuss possible synergies. Mr. Wheeler and some his staff presented a demonstration of some of the Xtrana technologies at work. Dr. Bick and Mr. Paschall were impressed with the demonstration and became intrigued with the possibilities of combining the companies.

        After several telephonic conferences, Mr. Wheeler and Steve Schultheis, another member of the Xtrana board of directors, visited the Biopool offices in Ventura, California. All parties were impressed with the concept of a business combination, and a follow up meeting was scheduled. On March 3, 2000, the entire Biopool board of directors and three Xtrana directors, Mr. Wheeler, Mr. Schultheis and John Gerdes, met in Los Angeles. At this meeting the parties explored the mutual benefits of combining their companies and discussed the structure of a potential merger. Biopool and Xtrana signed a letter of intent, as of March 10, 2000, outlining the terms under which they would pursue a merger.

        Subsequent to the initial discussions and negotiations regarding the terms of the Merger, the Biopool board of directors, after consultation with its financial advisors, determined that Biopool's stockholders required additional protection against the risk of the uncertainty and timing of Xtrana's future revenues. In order to provide adequate protection for the Biopool stockholders, Biopool and Xtrana agreed to include an "earnout" provision in the Merger Agreement. Pursuant to this earnout provision, which is described in further detail below, the Merger consideration to be received by Xtrana may be increased or decreased depending on the ability of Xtrana's business to achieve certain gross revenue targets agreed to in the Merger Agreement.

        After further negotiations, Biopool and Xtrana entered into the Merger Agreement, as described in this Proxy Statement, on May 3, 2000. The boards of directors of Biopool and Xtrana have each approved the Merger Agreement and the transactions that it contemplates.

        CONDITIONAL WARRANTS. In connection with the discussions and negotiations surrounding the proposed merger and prior to execution of the Merger Agreement, Biopool and Xtrana exchanged conditional warrants to purchase common stock of the other. These warrants become exercisable if the merger is not consummated for any of the reasons described in further detail below.

        On March 30, 2000, Biopool granted Xtrana conditional warrants to purchase 1,658,588 shares of Biopool common stock, representing 19.9% of Biopool's outstanding common stock on a fully diluted basis. The per share exercise price of these warrants is equal the average closing bid price of Biopool's common stock over the ten trading day period ending on the day prior to either the execution of the Merger Agreement or a warrant trigger event, as applicable. These warrants will become exercisable if, among other things, (i) Biopool breaches a provision of the Merger Agreement that would permit Xtrana to terminate the Merger Agreement, (ii) any person acquires beneficial ownership of, or Biopool enters into an agreement with another person entitling that person to acquire ownership of, 20% or more of Biopool's common stock or (iii) Biopool terminates or abandons the Merger Agreement for any reason other than "for cause." A termination of the Merger Agreement "for cause," which shall not trigger the warrants, includes termination resulting from, without limitation,
(i) Biopool's breach of any of any of its covenants and agreements in the Merger Agreement that would permit Xtrana to terminate the Merger Agreement, (ii) the fact that any of the representations and warranties made by Biopool in the Merger Agreement were not true and accurate in all material respects as of the time they were made, (iii) failure of the parties to obtain all material governmental authorizations, consents and approvals necessary for consummation of the Merger or (iv) the entry by a court of competent jurisdiction of a permanent injunction or other legal restraint to the Merger.

        On March 30, 2000, Xtrana granted Biopool conditional warrants to purchase 25,278 shares of Xtrana common stock, representing 19.9% of Xtrana's outstanding common stock on a fully diluted basis. The per share exercise price of these warrants is equal the average closing bid price of Biopool's common stock over the ten trading day period ending on the day prior to either the execution of the Merger Agreement or a warrant trigger event, as applicable, subject to adjustment pursuant to the terms of the warrant. These warrants will become exercisable if, among other things, (i) Xtrana breaches a provision of the Merger Agreement that would permit Biopool to terminate the Merger Agreement, (ii) any person acquires beneficial ownership of, or Xtrana enters into an agreement with another person entitling that person to acquire ownership of, 20% or more of Xtrana's common stock or (iii) Xtrana terminates or abandons the Merger Agreement for any reason other than "for cause." A termination of the Merger Agreement "for cause," which shall not trigger the warrants, includes termination resulting from, without limitation, (i) Xtrana's breach of any of any of its covenants and agreements in the Merger Agreement that would permit Biopool to terminate the Merger Agreement, (ii) the fact that any of the representations and warranties made by Xtrana in the Merger Agreement were not true and accurate in all material respects as of the time they were made, (iii) failure of the parties to obtain all material governmental authorizations, consents and approvals necessary for consummation of the Merger or (iv) the entry by a court of competent jurisdiction of a permanent injunction or other legal restraint to the Merger.

THE MERGER AGREEMENT

        The following brief description of the terms of the Merger Agreement contains summaries of certain provisions of the Merger Agreement. This summary description does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is incorporated into this Proxy Statement by reference and is attached as Appendix A.

        MERGER EFFECT. At the effective time of the Merger, Xtrana will merge with and into Biopool, with Biopool surviving the Merger and the separate corporate existence of Xtrana ceasing. All of the properties, rights, privileges, powers and franchises of Xtrana will vest in the surviving corporation. Furthermore, all debts, liabilities and duties of Xtrana will become the debts, liabilities and duties of the surviving corporation. The Certificate of Incorporation and Bylaws of Biopool will be the certificate of incorporation and bylaws of the surviving corporation.

        EFFECTIVE TIME. The effective time of the Merger will occur on the date and at the time the Certificate of Merger is filed with the Secretary of State of the State of Delaware. It is anticipated that the effective time of the Merger will occur on or about August 10, 2000

        CONVERSION OF XTRANA CAPITAL STOCK. At the effective time of the Merger, all outstanding shares of Xtrana common and preferred stock (except dissenting shares under section 262 of the DGCL) will be exchanged for an aggregate total of 9,369,461 shares of Biopool common stock. Of these shares, 936,946 shares will be deposited in escrow for the purposes of satisfying Xtrana's indemnification obligations under the Merger Agreement. At the effective time, all shares of Xtrana common and preferred stock will be automatically cancelled and will cease to exist. All certificates representing shares of Xtrana common or preferred stock will be exchanged for certificates representing shares of Biopool common stock. Each share of Xtrana common and preferred stock will be converted into the right to receive approximately 3.26 shares of Biopool common stock.

        Prior to the effective time of the Merger, each outstanding Xtrana convertible note shall be either repaid in full or converted into shares of Xtrana common or preferred stock.

        XTRANA EARNOUT PROVISION. Pursuant to the Merger Agreement, in addition to the 936,946 shares of Biopool common stock that will be issued and deposited in escrow to satisfy indemnification obligations, an additional 936,946 shares of the Merger consideration will be placed in escrow to be released or cancelled conditioned on the amount of future gross revenues to be earned by the Xtrana business. The Merger Agreement sets a target of $7,300,000 in gross revenues for the Xtrana business for the period from October 1, 2000 through September 30, 2001. If the Xtrana business' actual gross revenues for this period are at least 85% of the target, the 936,946 shares will be released from escrow and distributed to Xtrana stockholders and the escrow will terminate as to those shares. If the Xtrana business' actual gross revenues for the period are at least 115% of the target, Biopool has agreed to issue an additional 1,030,641 shares of common stock to the Xtrana stockholders as further consideration in the Merger. However, if the Xtrana business earns actual gross revenues which are less than 85% of the target, then the 936,946 shares will remain in escrow for an additional twelve months and the Xtrana stockholders will receive the escrow shares if the Xtrana business earns gross revenues in this extended two year period of at least 85% of $29,300,000. If the escrow period is extended, Biopool has agreed to issue an additional 1,030,641 shares of common stock to the Xtrana stockholders as additional consideration in the Merger if Xtrana's gross revenues are at least 115% of this two year target. If the Xtrana business fails to earn gross revenues of at least 85% of the target amount over the extended two year period, then Biopool will permanently cancel the 936,946 shares being held in escrow.

        EXCHANGE OF XTRANA STOCK CERTIFICATES. As soon as practicable after the consummation of the Merger, Biopool shall mail to each holder of record of Xtrana stock immediately prior to the effective time a letter of transmittal and instructions for surrendering the Xtrana stock certificates in exchange for Biopool stock certificates. Biopool will not be required to issue any fractional shares, instead fractional share amounts of 0.5 or greater will be rounded up to a full share of Biopool common stock and fractional share amounts of less than
0.5 will be rounded down the next whole share of Biopool common stock.

        CONDUCT OF BUSINESS PRIOR TO THE MERGER. Concurrently with the execution of the Merger Agreement, Biopool entered into an employment agreement with John
H. Wheeler, pursuant to which he will act as chief operating officer until the consummation of the Merger. In addition, from the date of the Merger Agreement until the effective time of the Merger, Biopool and Xtrana each agree, among other things, not to:

     o merge or consolidate with another entity or sell all or substantially all of their assets to another entity;
     o    amend their certificates of incorporation or bylaws;
     o    make changes in accounting practices;
     o sell, consume or dispose of property outside of the ordinary course of business;

     o    authorize or issue additional capital stock;
     o    declare dividends on or redeem or repurchase its capital stock;
     o pay, discharge, settle or satisfy any claims or liabilities outside the ordinary course of business;
     o    form any subsidiary;
     o    take certain actions with respect to employee benefit plans;
     o cancel or allow to expire any insurance policy listed in the schedules to the Merger Agreement; or
     o enter into any exclusive license agreement not in the ordinary course of business.

        REPRESENTATIONS AND WARRANTIES. The Merger Agreement contains customary representations and warranties relating to, among other things, (a) organization and similar corporate matters; (b) the capital structure of each of Xtrana and Biopool; (c) authorization, execution, delivery, performance and enforceability of the Merger Agreement and related matters; (d) conflicts under articles or bylaws, required consents or approvals, and violations of any agreements or law;
(e) no consent or approval required by governmental or regulatory agencies; (f) financial statements, liabilities and dividends; (g) absence of certain material adverse events, changes, effects or undisclosed liabilities; (h) accounts receivable; (i) litigation; (j) retirement and other employee plans and matters relating to the Employee Retirement Income Security Act of 1974, as amended; (k) material contracts; (l) environmental compliance; (m) ownership of property; (n) intellectual property; (o) taxes; (p) title to assets; and (q) disclosure.

        COVENANTS. Biopool and Xtrana each agreed to seek stockholder approval of the Merger by annual meeting of stockholders and solicitation of written consents, respectively. Biopool and Xtrana each further agreed to use reasonable best efforts to cause to occur all conditions within its control in order to consummate the Merger. Biopool and Xtrana each agreed to allow the other access to its books and records and officers, attorneys and accountants and to provide other necessary financial information and operating data. Neither Biopool nor Xtrana will solicit or entertain any acquisition proposal and will inform the other party upon receipt of any such solicitation from a third party. Under the Merger Agreement, Biopool and Xtrana further agreed, among other things, to cooperate in preparing this Proxy Statement and issue mutually agreeable press releases concerning the Merger.

        CONDITIONS OF THE MERGER. The respective obligations of Xtrana and Biopool to consummate the Merger are subject to certain conditions, or waiver of those conditions including, without limitation (a) the truth of the representations and warranties contained in the Merger Agreement; (b) performance in all material respects by each of Biopool and Xtrana of all covenants; (c) the delivery of officer's certificates at the closing date; (d) the delivery of an opinion of counsel of each of Biopool and Xtrana; (e) approval by the stockholders of each of Biopool and Xtrana; and (f) receipt of a certificate of corporate good standing with respect to Biopool and Xtrana. In addition, Biopool and John H. Wheeler shall have entered into an employment agreement pursuant to which he will serve as the chief executive officer of Biopool subsequent to the Merger.

        TERMINATION. The Merger Agreement may be terminated, and the Merger abandoned, at any time prior to the closing for any of the following reasons, without limitation, (a) by written mutual consent of the parties; (b) by either party if there is a material breach that is not cured within ten days; (c) by either party if there is a permanent injunction or court order preventing the Merger; (d) by either party if necessary governmental approvals cannot be obtained despite reasonable efforts; and (e) by either party which is not in material default of its obligations if the Merger is not consummated on or before November 15, 2000.

        TERMINATION FEE. In the event of a termination of the Merger Agreement by either party, there shall be no liability or obligation on the part of either Biopool or Xtrana or their respective officers or directors, except with respect to a willful material breach.

        EXPENSES. Biopool and Xtrana will each pay all of its own costs and expenses incurred in connection with the transactions contemplated hereby including, without limitation, all fees and expenses of attorneys, accountants and financial advisors.

MANAGEMENT AND OPERATIONS FOLLOWING THE MERGER

        Biopool will be the surviving corporation in the merger, and at the effective time of the merger Xtrana will cease to exist as a separate corporate entity. The Certificate of Incorporation and Bylaws of Biopool will be the certificate of incorporation and bylaws of the combined corporation. Pursuant to the Merger Agreement, John H. Wheeler will be the Chief Executive Officer of the surviving corporation. After the effective time of the Merger, the board of directors of the surviving corporation will consist of seven members. Initially, Biopool and Xtrana will each have the right to designate three directors, and together they will select one additional mutually agreeable director. For further discussion of the director and officers of the surviving corporation and other related matters, see "MANAGEMENT OF THE SURVIVING CORPORATION."

MERGER CONSIDERATION

        Upon consummation of the Merger, Biopool will issue an aggregate of 9,369,461 shares of Biopool common stock in exchange for all the issued and outstanding shares of Xtrana common stock and Xtrana preferred stock. As a result of the Merger, Biopool stockholders will hold approximately 50% of the stock of the surviving corporation and the Xtrana stockholders will hold approximately 50% of the stock of the surviving corporation. No fractional shares of Biopool common stock will be issued. Instead, any fractional share amounts of 0.5 or higher will be rounded up to a full share of Biopool common stock and fractional share amounts of less than 0.5 will be rounded down to the next whole share. According to the Merger Agreement, all shares of Xtrana common and preferred stock will automatically be cancelled and shall cease to exist.

        Pursuant to the Merger Agreement, of the total Merger consideration, 936,946 shares of Biopool common stock will be issued and deposited in escrow to satisfy indemnification obligations, and an additional 936,946 shares of the Merger consideration will be placed in escrow to be released or cancelled conditioned on the amount of future gross revenues to be earned by Xtrana. The Merger Agreement sets a target of $7,300,000 in gross revenues for the Xtrana business for the period from October 1, 2000 through September 30, 2001. If the Xtrana business' actual gross revenues for this period are at least 85% of the target, the 936,946 shares will be released from escrow and distributed to Xtrana stockholders and the escrow will terminate as to those shares. If the Xtrana business' actual gross revenues for the period are at least 115% of the target, Biopool has agreed to issue an additional 1,030,641 shares of common stock to the Xtrana stockholders as further consideration in the Merger. However, if the Xtrana business' actual gross revenues are less than 85% of the target, then the 936,946 shares will remain in escrow for an additional twelve months and the Xtrana stockholders will receive the escrow shares if Xtrana earns gross revenues in this extended two year period of at least 85% of $29,300,000. If the escrow period is extended, Biopool has agreed to issue an additional 1,030,641 shares of common stock to the Xtrana stockholders as additional consideration in the Merger if Xtrana's business earns gross revenues of at least 115% of this two year target. If the Xtrana business fails to earn gross revenues of at least 85% of the target amount over the extended two year period, then Biopool will permanently cancel the 936,946 shares being held in escrow.

BOARD OF DIRECTORS' REASONS FOR THE MERGER

        Biopool has spent twelve years as a public company, building a solid financial base and corporate infrastructure. It is now in a position to leverage this strength by investing in a partnership with Xtrana, whose technology for developing compelling tools for genomic analysis and identification are expected to have a profound impact in the 21st century. We expect the combined company to continue to grow by developing new analytical methods for use in human diagnostics, developing tools for widespread use by genome discovery companies, and developing products for a multitude of microbial tests for environmental and food processing use. All areas offer rapid growth and large market potential, which would otherwise be unavailable to Biopool in its present form. We believe this combination will achieve acceptable levels of revenue growth in exciting new markets, thereby delivering greater valuation to shareholders.

        The global market for diagnostic products based upon nucleic acid testing technologies is one of the most rapidly growing segments in clinical diagnostics, and we believe it will have ever increasing importance as new genetic data becomes available. Areas of importance to us are infectious disease diagnosis, antiviral drug therapy monitoring, drug therapy guidance, cancer diagnostics, and genetic disease management. Xtrana is developing new detection methods that will allow the cost of these tests to be significantly reduced and, thereby, be available for routine use by the clinician.

        Biopool's nearly twenty years of experience in developing test kits and marketing them to the diagnostics industry allows an opportunity for the combined company to capitalize on this experience in developing and introducing Xtrana's new technologies to human diagnostic testing.

        Biopool's shareholders will be benefited by gaining access to Xtrana's:

          o    intellectual property base and product pipeline;
          o scientific research into developing test procedures for genomic identification; and
          o technology platform and potential products that expand opportunities far beyond human diagnostics into environmental, food processing, and water testing for microbial contamination.

        Further, the combined company will benefit from:

          o enhanced management strength by, among other things, increasing the board of directors to seven members;
          o strong research and development capabilities, including application of the technology platforms to certain genetic determinants in Biopool's core business of hemostasis/cardiovascular occlusion; and
          o entry into markets that investors give greater valuation to, resulting in real benefits to shareholders.

        The Biopool board of directors, by unanimous vote, has approved the Merger and has determined that the Merger is fair and in the best interests of Biopool and its stockholders. The Biopool board of directors believes that the synergies created by the Merger will provide long term value to Biopool's stockholders.

        The decision of the Biopool board of directors to enter into the Merger Agreement was based on an analysis of a number of factors including, but not limited to, the following:

          o a review of Biopool's and Xtrana's results of operations and financial condition;
          o review of potential benefits and opportunities of the combined business including a greater customer base, greater resources and increased operating efficiencies;
          o the belief by Biopool's board of directors and management that combined resources and capital of Biopool and Xtrana will serve as a foundation for the surviving company to become an increasingly aggressive and effective competitor in all aspects of the industry;
          o Biopool's strategic alternatives and alternatives for enhancement of stockholder value;
          o the opinion of Biopool's financial advisor that the Merger is fair to the Biopool stockholders from a financial point of view; and
          o the terms and conditions of the Merger Agreement and all related transactions.

        The Biopool board of directors also considered certain risks attendant to the Merger, including the risk that the benefits sought in the Merger would not be fully achieved, the risks attendant to the integration of the two companies, and the other risks. The Biopool board of directors believes that these risks were outweighed by the potential significant benefits to be gained by the Merger.

        The foregoing discussion of material factors considered by the Biopool board of directors is not intended to be exhaustive, as the Biopool board of directors considered a number of other factors. In reaching the determination to APPROVE and recommend approval and adoption of the Merger Proposal, in view of the wide variety of factors considered in connection with its evaluation thereof, the Biopool board of directors did not assign any relative or specific weights to the factors set forth above, and individual directors may have given differing weights to the different factors.

VOTE REQUIRED FOR APPROVAL OF THE MERGER

        The affirmative vote a majority of all outstanding shares of Biopool common stock entitled to vote is required to approve the Merger and the Merger Agreement. The board of directors has fixed June 22, 2000 as the Record Date for stockholders entitled to vote at the Annual Meeting. The Biopool common stock is the only outstanding security entitled to vote at the Annual Meeting.

MATERIAL DIFFERENCES IN RIGHTS OF BIOPOOL STOCKHOLDERS

        Pursuant to the Merger Agreement, Xtrana will be merged with and into Biopool, with Biopool surviving and the corporate existence of Xtrana ceasing. Upon consummation of the Merger, the Biopool stockholders will hold approximately 50% of the surviving corporation and the Xtrana stockholders will hold approximately 50%. According to the terms of the Merger Agreement, the Certificate of Incorporation and Bylaws of Biopool will be the certificate of incorporation and bylaws of the surviving corporation. As a result, the rights of Biopool stockholders will not be materially altered as a result of the Merger.

ACCOUNTING TREATMENT

        The Merger is intended to be treated as a "purchase" in accordance with generally accepted accounting principles whereby the purchase price will be allocated based on the fair values of the assets acquired and the liabilities assumed. Any excess of such purchase price over the amounts so allocated will be allocated to intangible assets.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO BIOPOOL STOCKHOLDERS

        The following general discussion summarizes certain material federal income tax consequences of the Merger to Biopool stockholders. This discussion is based on the Internal Revenue Code of 1986, as amended (the Code), the related treasury regulations, existing administrative interpretations and court decisions, all of which are subject to change, possibly for retroactive effect.

        We understand that the Merger will have the federal income tax consequences discussed below, but our understanding of the material federal income tax consequences of the Merger to Biopool and its stockholders is based upon the advice of our tax advisor. We cannot assure you that the Internal Revenue Service or a court will not adopt contrary positions if the issues are litigated.

        The Merger has been structured with the intent that it be treated as a reorganization for federal income tax purposes within the meaning of section 368(a) of the Code. We understand that current stockholders of Biopool will not recognize gain or loss for federal income tax purposes as a result of the Merger. We also understand that Biopool should not recognize gain or loss for federal income tax purposes as a result of the Merger.

        THE FOREGOING DISCUSSION MAY NOT BE APPLICABLE TO CERTAIN TYPES OF STOCKHOLDERS, SUCH AS FINANCIAL INSTITUTIONS, BROKER-DEALERS, PERSONS WHO RECEIVED PAYMENT IN RESPECT OF OPTIONS TO ACQUIRE COMMON STOCK, STOCKHOLDERS WHO ACQUIRED COMMON STOCK PURSUANT TO THE EXERCISE OF EMPLOYEE STOCK OPTIONS OR OTHERWISE AS COMPENSATION, PERSONS OWNING COMMON STOCK AS PART OF A "STRADDLE," "HEDGE" OR "CONVERSION TRANSACTION," INDIVIDUALS WHO ARE NOT CITIZENS OR RESIDENTS OF THE UNITED STATES AND FOREIGN CORPORATIONS.

        THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS BASED UPON PRESENT LAW. STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO THEM, INCLUDING THE APPLICATION AND EFFECT OF THE ALTERNATIVE MINIMUM TAX, AND STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS AND CHANGES IN SUCH TAX LAWS.

REGULATORY APPROVALS

        Biopool is not aware of any material governmental or regulatory approval required for completion of the Merger, other than compliance with applicable corporate law of the State of Delaware. The issuance of Biopool common stock to Xtrana pursuant to the Merger Agreement is intended to be a transaction exempt from registration under Regulation D of the Securities Act of 1933, as amended. If the Merger is consummated, Biopool will file a Form D with the Securities Exchange Commission in order to comply with Regulation D and will undertake any other actions and/or filings required by any applicable state securities laws.

OPINION OF FINANCIAL ADVISORS

        Biopool's board of directors retained the investment banking firm of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. to pass on the fairness of the Merger, from a financial point of view, including the consideration to be received by Biopool and its stockholders. Houlihan Lokey Howard & Zukin is a nationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. The board of directors selected Houlihan Lokey Howard & Zukin because of its expertise and reputation and because its investment banking professionals have substantial expertise in transactions similar to the Merger.

OPINION OF HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

        On May 3, 2000, Houlihan Lokey delivered to Biopool's Board of Directors its opinion that, as of that date and based on the considerations set forth in the opinion, the number of Biopool shares to be issued for each share of Xtrana common stock or common stock equivalent (or the "exchange ratio") was fair to Biopool from a financial point of view.

        THE FULL TEXT OF THE HOULIHAN LOKEY OPINION, WHICH STATES THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY HOULIHAN LOKEY IS ATTACHED AS APPENDIX E TO THIS PROXY STATEMENT. BIOPOOL STOCKHOLDERS ARE URGED TO READ THE HOULIHAN LOKEY OPINION CAREFULLY AND IN ITS ENTIRETY. THE HOULIHAN LOKEY OPINION IS DIRECTED TO THE BIOPOOL BOARD OF DIRECTORS AND ADDRESSES ONLY THE FAIRNESS OF THE EXCHANGE RATIO TO BIOPOOL FROM A FINANCIAL POINT OF VIEW AS OF THE DATE OF THE OPINION. HOULIHAN LOKEY HAS NOT BEEN RETAINED TO UPDATE ITS ANALYSIS PRIOR TO THE CLOSING. ADDITIONALLY, THE OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO ANY BIOPOOL

STOCKHOLDER AS TO HOW HE OR SHE SHOULD VOTE AT THE BIOPOOL ANNUAL MEETING. THE SUMMARY OF THE HOULIHAN LOKEY OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.

        The Houlihan Lokey opinion does not address:

          o    any other aspects of the Merger;
          o the underlying business decision of the Biopool board of directors to proceed with the Merger; or
          o the relative merits of the Merger and the other business strategies that the Biopool board of directors has considered or may be considering.

        In arriving at its opinion, Houlihan Lokey, among other matters:

          o reviewed Biopool's annual reports to stockholders and on Form 10-K for the fiscal year ended December 31, 1999 and Biopool prepared interim financial statements for the three-month periods ended March 31, 1999 and March 31, 2000, which Biopool's management has identified as being the most current financial statements available;
          o    reviewed a draft copy of the Merger Agreement;
          o    reviewed a draft of this Proxy Statement;
          o held discussions with certain members of the senior management of Biopool and Xtrana, respectively, to discuss the operations, financial condition, future prospects and projected operations and performance of Biopool and Xtrana, and held discussions with representatives of Biopool's counsel to discuss certain matters;
          o    visited certain facilities and business offices of Biopool;
          o reviewed forecasts and projections prepared by Biopool's management with respect to Biopool for the years ended December 31, 2000 through 2003;
          o reviewed forecasts and projections prepared by Xtrana's management with respect to Xtrana for the years ended December 31, 2000 through 2003;
          o reviewed the Molecular Innovations, Inc. (predecessor company to Xtrana) $10,000,000 Series D Convertible Preferred Stock Confidential Private Placement Memorandum dated, June 1999, and a proposed term sheet relating to a $4,000,000 Series D Convertible Preferred Stock offering, dated February 23, 2000;
          o reviewed the historical market prices and trading volume for Biopool's publicly traded securities;
          o reviewed certain other publicly available financial data for certain companies that we deem comparable to Biopool and Xtrana, and publicly available prices and premiums paid in other transactions that we considered similar to the Merger;
          o reviewed drafts of certain documents to be delivered at the closing of the Merger; and
          o conducted such other studies, analyses and inquiries as we have deemed appropriate.

        In connection with its review, Houlihan Lokey, among other matters:

          o did not assume any responsibility for independent verification of any of the foregoing information and relied upon its being complete and accurate in all material respects;
          o assumed that the final executed form of the Merger Agreement will not differ in any material respect from the draft that Houlihan Lokey examined, and that Biopool and Xtrana will comply with all the material terms of the Merger Agreement;
          o assumed that the financial forecasts had been reasonably prepared on bases reflecting the best currently available estimates and judgments of Biopool and Xtrana management as to the future financial performance of Biopool and Xtrana, respectively, after taking into effect the potential synergies and strategic benefits anticipated to result from the Merger;
          o did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Biopool or Xtrana;
          o was not furnished with any evaluations or appraisals of the assets or liabilities (contingent or otherwise) of Biopool or Xtrana;

          o did not independently verify the future commercial viability of certain products and technologies currently under development by Biopool and Xtrana and therefore relied upon the best currently available estimates of management of Biopool and Xtrana regarding the commercialization of such products and technologies and the cash flows resulting therefrom; and
          o assumed that the Merger will be treated as a tax-free reorganization for federal income tax purposes.

        In addition, Houlihan Lokey was not requested to, and did not, solicit third-party indications of interest in acquiring all or any part of either Biopool or Xtrana. Houlihan Lokey did not express any opinion as to the actual value of Biopool or Xtrana shares following the Merger or the prices at which shares may be purchased or sold subsequent to the Merger. The Houlihan Lokey opinion was necessarily based upon financial, economic, market and other conditions as they existed and could be evaluated on the date of the opinion.

        In preparing its opinion, Houlihan Lokey performed a variety of financial and comparative analyses. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Houlihan Lokey believes that its analyses must be considered as a whole and that selecting portions of its analyses and portions of the factors considered by it, without considering all analyses and factors, could create a misleading view of the processes underlying its opinion. In performing its analyses, Houlihan Lokey made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Biopool and Xtrana. In addition, Houlihan Lokey made qualitative judgments as to the significance and relevance of each analysis and factor. The analyses performed by Houlihan Lokey do not purport to be appraisals or to necessarily reflect the prices at which businesses or assets may be actually sold and are not necessarily indicative of actual values or actual future results. Actual values or actual future results may be significantly more or less favorable than suggested by these analyses. Accordingly, such analyses are inherently subject to substantial uncertainty. The analyses performed were prepared solely as part of Houlihan Lokey's analysis of the fairness of the exchange ratio to Biopool from a financial point of view, and were conducted in connection with the delivery of its opinion to the Biopool board of directors.

        In assessing the financial fairness of the exchange ratio, Houlihan Lokey valued the common equity of Biopool using widely accepted valuation methodologies. Houlihan Lokey also analyzed the reasonableness of the value of the shares of Xtrana common stock to be exchanged for shares of Biopool common stock in the Merger under a variety of scenarios based upon certain assumptions related to the realization of revenue targets defined in the Merger Agreement. The following is a brief summary of the material financial analyses performed by Houlihan Lokey in connection with rendering its fairness opinion to the Biopool board of directors. The brief summary of the financial analyses is not a complete description of all of the analyses performed by Houlihan Lokey. The Houlihan Lokey opinion is based upon the totality of the various analyses performed by Houlihan Lokey and no particular portion of the analyses has any merit standing alone.

VALUATION OF BIOPOOL INTERNATIONAL, INC.

        To determine the valuation of Biopool, Houlihan Lokey employed four widely used valuation analyses: a comparable company analysis, a discounted cash flow analysis, a comparable transactions analysis and an implied public market value analysis.

        COMPARABLE COMPANY ANALYSIS. Using publicly available information, Houlihan Lokey compared selected financial data of Biopool with similar data of various companies engaged in businesses considered to be comparable to that of Biopool, including:

          o    Diagnostic Products Corporation;
          o    Immucor Inc.;
          o    Meridian Diagnostics Inc.;
          o    Medtox Scientific Inc.;
          o    Diametrics Medical Inc.;
          o    Hycor Biomedical Inc.;
          o    Hemagen Diagnostics, Inc.; and
          o    Biomerica Inc.

        For each of the comparable companies, Houlihan Lokey calculated, reviewed and analyzed numerous financial and operating performance ratios, as well as numerous market capitalization ratios such as enterprise value (aggregate equity value plus total interest bearing debt) to: (a) latest twelve months revenues; (b) latest twelve month and projected earnings before interest, taxes, depreciation and amortization (also known as EBITDA); and (c) earnings before interest and taxes (also known as EBIT). The purpose of the comparable company analysis was to establish a range of potential equity values for Biopool. This was accomplished by applying appropriate risk-adjusted multiples to various earnings and cash flow metrics of comparative companies. Earnings and cash flow multiples were calculated for these comparative companies based upon daily trading prices and a comparative risk analysis between Biopool and the comparative companies formed the basis for the selection of the risk adjusted multiple for Biopool. No company compared in the comparable companies analysis, however, is identical to Biopool. The comparable companies analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition, public trading and other values of the comparable companies. The analysis is not entirely mathematical. The risk analysis incorporated both quantitative and qualitative risk factors which relate to, among other things, the nature of the industry in which Biopool and the other comparative companies are engaged.

        Excluding certain non-meaningful results, Houlihan Lokey observed enterprise value to EBITDA multiples for the comparative companies ranging from approximately 7.5x to 7.7x, based on data for the latest twelve month, and enterprise value to EBITDA multiples ranging from 4.2x to 6.4x, based on available projected next fiscal year data. After consideration of several qualitative factors, a comparative risk analysis and consideration of the current trading multiples of the comparative companies, Houlihan Lokey believed an EBITDA multiple ranging between 4.5x to 5.0x the latest twelve month adjusted EBITDA was appropriate for the Company.

        DISCOUNTED CASH FLOW ANALYSIS. Houlihan Lokey also employed a discounted cash flow analysis of the after-tax free cash flows projected by Biopool's management and the estimated terminal value for Biopool at the end of the forecast period. The purpose of the discounted cash flow analysis was to establish a range for the potential equity value of Biopool by determining a range for the net present value of Biopool's projected future cash flows. Houlihan Lokey utilized projections furnished by management which were analyzed and then adjusted to reflect, among other matters, Biopool's historical growth rates and profit margins as well as the risk of achieving certain growth initiatives.

        Houlihan Lokey first determined the discounted value of adjusted projected, after-tax cash flows of Biopool through December 31, 2004 using discount rates ranging from 13% to 17%. Houlihan Lokey then added the present value of the estimated terminal value of Biopool at December 31, 2004 calculated using a range of exit EBITDA multiples between 4.5x and 5.5x, which were discounted back at the same range of discount rates. The range of discount rates used to calculate the present value of the cash flows and the terminal value were primarily developed through an analysis of the rates of return on alternative investment opportunities in comparative companies.

        COMPARABLE TRANSACTION ANALYSIS. Houlihan Lokey also analyzed certain financial performance measures for numerous merger and acquisition transactions involving companies in the biomedical industry. No transaction used in the analysis was directly comparable to the Merger. The comparable acquisition analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition, public trading and other values of the comparable companies. The analysis is not entirely mathematical.

        In its analysis, Houlihan Lokey observed multiples of revenue ranging from 0.36x to 86.25x with a median of 1.73. In light of the broad range of multiples and the inherent differences between the transactions being compared, however, Houlihan Lokey believed that it was inappropriate to, and therefore did not, solely rely on the quantitative results of the comparable transaction analysis.

        IMPLIED PUBLIC MARKET VALUATION ANALYSIS. In rendering its opinion, Houlihan Lokey considered the implied valuation based upon the current trading price of Biopool common stock. In connection with this analysis, Houlihan Lokey considered, among other things, several items relating to the Biopool's common stock including:

          o historical trading prices for the Biopool common stock, which closed on April 26, 2000 at $0.81 per share and has ranged from a low of $0.66 per share to a high of $1.78 per share since January 1, 2000;

          o historical daily trading volume, which has averaged approximately 53,000 shares since January 1, 2000; and

          o    certain information regarding ownership of the common stock.

        In light of the limited trading volume, lack of institutional ownership, and lack of analyst coverage of Biopool common stock, Houlihan Lokey believed that it was inappropriate to, and therefore did not, solely rely on the quantitative results of the implied public market valuation of Biopool based on its current and historical stock prices.

VALUATION OF XTRANA INC.

        To determine the reasonableness of the value of the Xtrana common stock to be exchanged for shares of Biopool common stock in connection with the Merger, Houlihan Lokey primarily used a discounted cash flow analysis and an implied value analysis to analyze Xtrana under a variety of scenarios based upon the realization of certain revenue targets defined in the Merger Agreement.

        DISCOUNTED CASH FLOW ANALYSIS. Houlihan Lokey employed a discounted cash flow analysis of the after-tax free cash flows projected by Xtrana's management and the terminal value for Xtrana at the end of the forecast period. The purpose of the discounted cash flow analysis was to establish a range for the potential equity value of Xtrana by determining a range for the net present value of Xtrana's projected future cash flows.

        Houlihan Lokey first determined the discounted value of after-tax cash flows of Xtrana through December 31, 2004 using discount rates ranging from 55% to 65%. Houlihan Lokey then added the present value of the estimated terminal value of Xtrana at December 31, 2004 calculated using a range of exit EBITDA multiples between 5.0x and 7.0x, which were discounted back at the same discount rate. The range of discount rates used to calculate the present value of the cash flows and the terminal value were primarily developed through an analysis of the rates of return on alternative investment opportunities in comparative companies.

        IMPLIED VALUE ANALYSIS. In rendering its opinion, Houlihan Lokey considered certain other factors and conducted certain other comparative analyses, including, among other matters, a review of the Series D convertible preferred stock private placement at $4.00 per share in February 2000 which implied a value for Xtrana of approximately $10.8 million.

MISCELLANEOUS.

        QUALIFICATION. Houlihan Lokey is a nationally recognized investment banking firm that provides financial advisory services in connection with mergers and acquisitions, leveraged buyouts, business valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructurings, and private placements of debt and equity securities.

        SERVICES, FEES AND EXPENSES. Houlihan Lokey was retained by the Biopool board of directors, pursuant to a letter agreement dated April 11, 2000 solely to analyze the fairness of the exchange ratio to Biopool from a financial point of view. For its services, Houlihan Lokey is entitled to receive an opinion fee of $100,000 and will also be reimbursed by Biopool for reasonable out-of-pocket expenses incurred by Houlihan Lokey in connection with the rendering of the opinion. Biopool also has agreed to indemnify Houlihan Lokey and its affiliates against certain liabilities under federal securities laws that arise out of its engagement. No portion of Houlihan Lokey's fee is contingent upon the successful completion of the Merger.

INTEREST OF CERTAIN PERSONS IN THE MERGER

        Pursuant to the terms of the Merger Agreement, after the consummation of the Merger, Michael D. Bick, Ph.D. will be the Chairman of the board of directors and N. Price Paschall, Douglas L. Ayer and James H. Chamberlain will each be a director of the surviving corporation.

        As a finder's fee in connection with the Merger, N. Price Paschall, a member of the board of directors of Biopool, was granted warrants to purchase 225,000 shares of Biopool common stock at an exercise price equal to the average closing price of Biopool common stock over the ten day period ending two days prior to the signing of the Merger Agreement. These warrants vest and become exercisable upon the consummation of the Merger.

                      DESCRIPTION OF BIOPOOL CAPITAL STOCK

        COMMON STOCK. Biopool is authorized to issue 50,000,000 shares of common stock, par value $0.01 per share. As of June 15, 2000, Biopool had issued and outstanding 8,319,951 shares of common stock. The holders of common stock are entitled to one vote for each share held of record on all matters on which the holders of common stock are entitled to vote. The holders of common stock are entitled to receive dividends in proportion to their ownership when, as and if declared by the board of Directors out of legally available funds. In the event of our liquidation, dissolution or winding up, the holders of common stock are entitled, subject to the rights of holders of preferred stock issued by Biopool, if any, to share proportionally in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock.

        The holders of common stock have no preemptive or conversion rights, and they are not liable for further calls or assessments by Biopool. There are no redemption or sinking fund provisions applicable to the common stock. The outstanding shares of common stock are, and the common stock issuable in the Merger will be, when issued, fully paid and nonassessable.

        OPTIONS. As of June 15, 2000, Biopool had issued and outstanding options covering an aggregate of 1,088,333 shares of common stock of Biopool.

        WARRANTS. As of June 15, 2000, Biopool had issued and outstanding warrants for the purchase of an aggregate of 335,000 shares of common stock.

                   BIOPOOL BUSINESS AND FINANCIAL INFORMATION

        Business and financial information about Biopool and information concerning the board of directors, management and significant stockholders may be found in Biopool's 1999 Annual Report to Stockholders on Form 10-KSB, which is being mailed to you with this Proxy Statement and is incorporated herein by reference. Our current report on Form 8-K, which was filed with the SEC on April 5, 2000, and our quarterly report on Form 10-QSB, which was filed with the SEC on May 15, 2000, contain additional information regarding Biopool and are also incorporated herein by reference. Any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, until the date of the Annual Meeting of Stockholders shall be deemed to be incorporated herein by reference.

        Biopool files annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for additional information on the public reference rooms. Biopool's common stock currently trades on the OTC Bulletin Board(R). Our periodic reports, proxy statements and other information can be inspected at the offices of Nasdaq at 1735 K Street, NW, Washington, DC, 20006.

                    XTRANA BUSINESS AND FINANCIAL INFORMATION

        Xtrana was incorporated in 1998 under the laws of the State of Delaware. In 1998, a core group of scientists at Immunological Associates of Denver ("IAD"), a wholly owned subsidiary of Bonfils Blood Center, formed Molecular Innovations, Inc., which subsequently became Xtrana, Inc. Xtrana was formed to continue the development of and to commercialize certain patent and other intellectual property rights relating to nucleic acid detection technology, which had originally been developed by IAD. Xtrana has developed new proprietary nucleic acid (DNA/RNA) testing technology and plans to commercialize this technology. Potential markets for the testing technology include the detection of food and environmental contamination, forensics and paternity identity testing, infectious human disease testing (including bacterial warfare) and research and other clinical applications. Specific pathogens for which tests are currently being developed at Xtrana include E. COLI, Listeria and Salmonella in food; Cryptosporidium and coliforms in water; and chlamydia. Broader applications are contemplated for genetic predisposition to disease and the human diagnostic markets.

COMPANY OVERVIEW

        Xtrana has developed novel proprietary nucleic acid (DNA/RNA) testing technologies, which it plans to commercialize in markets for genomic research, high throughput screening in drug discovery, testing of genetic predisposition to disease, human identity testing for areas such as forensics and paternity, clinical pathogen diagnostic testing, detection of food and environmental contaminants including biological warfare agents, and other clinical and research applications.

        Xtrana's technology permits the development of rapid, easy to use and low cost hand-held nucleic acid testing devices that can be employed in place of complex and time consuming laboratory-based procedures.

        Nucleic acid testing involves three steps: extraction of the genetic material, amplification of the material, and detection of the desired gene sequence. Xtrana has introduced its initial commercial product, the Xtra Amp(TM) Extraction System (the "Xtra Amp(TM) System"), which performs the "extraction" step in the nucleic acid testing process, and a follow-on product line will encompass all three steps. The Xtra Amp(TM) System is sold for use with amplification and detection products and processes currently available in the marketplace. Xtrana believes that the Xtra Amp(TM) System offers a competitive advantage over existing extraction technologies because it requires fewer steps, reduces testing times and permits the sample to be archived and re-tested.

        Xtrana's proprietary technology also offers the opportunity to combine the three steps of nucleic acid testing - extraction, amplification and detection - into a single, self-contained unit known as the SCIP(TM) (Self-Contained Integrated Particle) device. The SCIP(TM) device is expected to allow faster, more cost-effective testing than is available under traditional testing methods, which generally require multiple technicians, elaborate equipment and days or weeks to complete. SCIP(TM) technology is also expected to greatly decrease the risk of contamination of DNA and RNA samples, which is a common problem with current testing methods. Xtrana has developed a preliminary prototype for the SCIP technology and anticipates marketing the SCIP(TM) device for various commercial applications in the next twelve to eighteen months.

        Xtrana's goal is to become the leader in the development of rapid, easy to use, low cost nucleic acid-based technology products with a focus on applications for physician's offices and field use. Xtrana's technology is applicable to nearly any nucleic acid testing situation, and thus offers an extremely broad range of potential commercial and research.

MARKET OPPORTUNITY

        The growing understanding of genetics and the genetic basis of biological activity is driving renewed growth in the research and commercial testing markets. Genomics research is being applied to identify specific genes and to use the identity of the gene to identify its source, as in forensics, paternity and pathogen testing, or to reveal possible linkages between the gene and biologic activity and disease, as in diagnostic testing. Highly specific detection tests and, where applicable, precisely targeted therapeutic approaches are being designed to address not only human disorders but also veterinary, environmental, food safety, forensics and other applications. These new tests and approaches require specialized research reagents, supplies, tools and instruments. Currently, demand for these reagents, supplies, tools and instruments arises from both academic and industrial researchers and from commercial testing applications, such as forensics, paternity and diagnostic testing. The nucleic acid-based research market is currently approximately $750 million annually, and is expected to grow to $1.8 billion annually by the year 2004. The commercial market currently amounts to approximately $560 million in sales annually and is expected to grow to $5.6 billion annually by 2004.

        In order to capitalize on increasing demand generated by both the research and commercial markets, Xtrana and other industry participants are developing a wide range of products and services including genomic information, diagnostic tests and assays, testing services, drugs and gene therapies and environmental services. Xtrana is already participating in both the commercial and research segments of the genetics market. Further, one segment of the commercial market - human diagnostic testing - offers particular opportunities due to the size of the market and the limited development of nucleic acid-based testing products to date.

FINANCIAL INFORMATION

        Certain financial information of Xtrana for the years ended December 31, 1998 and 1999, and for the quarters ended March 31, 1998 and 1999, is attached to this Proxy Statement as Appendix C.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION FOR FISCAL YEAR ENDED DECEMBER 31, 1999

SALES AND REVENUE

        Xtrana's sales and revenues were $924,888 for the fiscal year ended December 31,1999, compared with $317,202 for the year ended December 1998. This represents an increase of $607,684 or 192%.

        Xtrana received significant benefit from its continued success in government grants and contract awards. During 1999, Xtrana received a USDA Phase II grant for the continued development of a rapid test for the food pathogen E. coli 0157:H7, a National Institute of Health Phase I grant for the development of a gene expression detection system for cancer research, a USDA Phase I grant for the development of a rapid test system for Coliforms in water, a USDA grant for the development of a rapid test for the detection of the food pathogen Listeria and a Center of Disease Control grant for the development of a rapid test for the detection of the sexually transmitted disease Chlamydia. Grant revenue for 1999 totaled $918,897, representing a significant portion of Xtrana's revenue base.

        International distributors were identified and contracted to sell Xtrana's Xtra Amp(TM) Nucleic Acid Extraction System in the United Kingdom, Switzerland, and China. Ansys Diagnostics Inc., Xtrana's manufacturing partner for Xtra Amp(TM), initiated selling efforts in North America. Additional distributors are currently being identified and qualified for greater international representation.

        Market penetration for Xtrana's initial nucleic acid extraction products is considered one of Xtrana's top priorities. The product is currently being critically evaluated in the marketplace for multiple applications in order to develop a substantial set of product performance claims.

COSTS AND EXPENSES

        Total direct cost of sales rose from $259,432 in 1998 to $437,492 in 1999. As a percent of sales, costs dropped from 82% to 47% reflecting the favorable cost structure in Department of Defense contracts as compared to smaller and less profitable government grants. As Xtrana moves its product mix towards the sale of diagnostic tests and extraction systems, it is anticipated that a favorable benefit will continue to be seen in the gross margin.

        Total operating expenses rose from $446,654 in 1998 to $1,234,065 in 1999 representing a 176% increase. This growth in expenses reflects Xtrana's efforts beyond that of government grants and contracts with significant resources being directed toward the support of product development and organizational expansion.

        Net losses grew from $390,605 in 1998 to $864,087 in 1999. This reflects the cost of continued expansion of the organization and its research efforts in advance of product introduction. It is expected that Xtrana will continue to operate in a loss situation throughout the 2000 fiscal year. Revenue is expected to offer favorable benefits to the operation as new strategic partners are identified and products released.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION FOR THE QUARTER ENDED MARCH 31, 2000

SALES AND REVENUE

        Sales and revenues were $325,033 for the quarter ended March 31,2000 compared with $123,192 for the quarter ended March 1999. This represents an increase of $201,841 or 164%.

        Xtrana continues to benefit from its continued success in government grants and contract awards. Year to date, the company received the benefit of funding through the United States Department of Defense for the continued development of two bacterial detection systems for battlefield use, the USDA Phase II grant for the continued development of a rapid test for the food pathogen E. coli 0157:H7, a National Institute of Health Phase I grant for the development of a gene expression detection system for cancer research, a USDA Phase I grant for the development of a rapid test system for Coliforms in water, a USDA grant for the development of a rapid test for the detection of the food pathogen Listeria and a Center of Disease Control grant for the development of a rapid test for the detection of the sexually transmitted disease Chlamydia. Total grant revenue totaled $322,958, representing a significant portion of Xtrana's 2000 first quarter revenue base.

        Market penetration for Xtrana's initial nucleic acid extraction products is considered one of Xtrana's top priorities. The product is currently being critically evaluated in the marketplace for multiple applications in order to develop a substantial set of product performance claims. Initial sales for the quarter totaled $2,075.

COSTS AND EXPENSES

        Total direct cost of sales rose from $74,284 during the first quarter of 1999 to $154,964 in the first quarter of 2000. As a percent of sales, costs dropped from 60% to 48% reflecting the continued favorable cost structure in Department of Defense contracts as compared to smaller and less profitable government grants. As Xtrana moves its product mix towards the sale of diagnostic tests and extraction systems, it is anticipated that a favorable benefit will continue to be seen in the gross margin.

        Total operating expenses declined from $227,994 in the first quarter of 1999 to $177,188 in the first quarter of 2000, representing a 22% decrease. This reduction in operating expenses reflects Xtrana's ability to pass more of the research and development costs back to the government contracts.

        Net operating loss fell from $179,086 in the first quarter of 1999 to $7,118 in the first quarter of 2000. This reflects a significant improvement in cost recovery from grants during the quarter. It is expected that Xtrana will continue to operate in a loss situation throughout the fiscal year. Revenue is expected to offer favorable benefits to the operation as new strategic partners are identified and products released.

                     MANAGEMENT OF THE SURVIVING CORPORATION

DIRECTORS AND EXECUTIVE OFFICERS OF THE SURVIVING CORPORATION

        The following table sets forth information, as of April 20, 2000, regarding those individuals who will serve as directors and executive officers of the surviving corporation after the Merger.


NAME                            AGE     POSITION
John H. Wheeler                 53      Chief Executive Officer and Director
Michael D. Bick, Ph.D.          55      Chairman of the Board of Directors
John C. Gerdes, Ph.D.           51      Director and Vice President, Research &
                                          Development
Douglas L. Ayer                 62      Director
James H. Chamberlain            52      Director
N. Price Paschall               51      Director
Stephen Schultheis              54      Director

        For biographical information of current Biopool directors and executive officers, see "PROPOSAL NO. 1: ELECTION OF DIRECTORS; Information with Respect to each Director, Nominee and Certain Officers."

        JOHN H. WHEELER. Mr. Wheeler brings twenty-seven years of business experience in the biomedical and diagnostics fields to the management team. He joined Xtrana from Xenometrix, Inc., where he served as Vice President of Sales, Marketing and Business Development from 1993 to 1997. Previously, Mr. Wheeler was Director of Sales and Marketing for Research Biochemicals, Ltd. From 1987 to 1992, Mr. Wheeler was employed by Charles River Laboratories where he held positions including Director of Operations and Vice President of Sales and Marketing. Mr. Wheeler received his MBA from Pace University, New York in 1986 and his B.A. in Biology from the University of Bridgeport in 1970

        JOHN C. GERDES, PH.D. Dr. Gerdes is the Vice President of Research and Development for Xtrana. In 1996, he conceived of a unique point of care approach for DNA diagnostics, the development of which resulted in the formation of Xtrana. From 1988 to 1998 he was the Director of Paternity Analysis and Clinical Director at IAD where he supervised clinical testing and introduced PCR and other nucleic acid based clinical tests. He has twenty-one publications primarily focused on molecular methods of virus detection. He has recently filed four patents that provide the technical foundation of the Xtrana business plan. Dr. Gerdes received a B.S. in Microbiology from the University of Wyoming in 1970, and a Ph.D. in Microbial Genetics from the University of California at Los Angeles (UCLA) in 1974. After completing a four-year post-doctoral fellowship in Virology again at UCLA, he spent four years as an assistant professor at the University of Colorado Health Sciences Center in Denver before accepting a position at Immunological Associates of Denver (IAD), a specialty reference testing laboratory.

        STEPHEN SCHULTHEIS. Mr. Schultheis is currently a director of Xtrana. He is the President and Chief Executive Officer of Ansys Diagnostics. Prior to joining Ansys Diagnostics, Mr. Schultheis was Vice President of Research and Development for Bennet Industries. Prior to that, Mr. Schultheis was Vice President - Engineering and Operations with Orangematic, Inc. Mr. Schultheis received a B.S. in Mechanical Engineering in 1968 from California State University, San Jose and a Master of Science Degree in Mechanical Engineering in 1972 from the University of Southern California.

                               BOARD OF DIRECTORS

        The board of directors will consist of seven members immediately following the consummation of the Merger. The board of directors will maintain an audit committee and a compensation committee.

The audit committee will oversee the work of the surviving corporation's auditors with respect to financial and accounting matters. The function of the compensation committee will be to review and make recommendations with respect to compensation of executive officers and key employees.

                              DIRECTOR COMPENSATION

        Non-employee directors receive $6,000 per calendar year, plus $500 for each board of directors meeting attended. Biopool will pay all out-of-pocket fees of attendance. In addition, non-employee directors will receive 15,000 non-qualified stock options to purchase Biopool common stock under the Biopool 1993 Incentive Stock Option Plan per year.

                  EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

        Concurrently with the execution of the Merger Agreement, we entered in an employment agreement with John H. Wheeler. Under the employment Mr. Wheeler will serve as Chief Executive Officer of the surviving entity for a term of three years. The agreement provides for base compensation to Mr. Wheeler of $197,500 during each year of the term, subject to a cost of living increase each year.

        In July 1999, Biopool entered into an executive employment agreement with Michael D. Bick, Ph.D. The agreement becomes effective at the earlier to occur of (i) the date upon which a new Chief Executive Officer satisfactory to the Board of Directors of Biopool commences employment with Biopool, or (ii) the date of a change of control of Biopool. The executive employment agreement will become effective at the effective time of the Merger. Under the executive employment agreement, Dr. Bick will no longer serve as our President and Chief Executive Officer, but will continue to be Biopool's Chairman for a term of three years. The agreement provides for compensation to Dr. Bick of $150,000 during each year of the term, inclusive of a car allowance and dues to a club. Under the agreement, Dr. Bick is not required to provide more than 50 hours of services per month, and may terminate the agreement and receive all consideration due to him thereunder if there is a change in control of Biopool that results in a material modification to Dr. Bick's duties under the agreement.

                      MARKET PRICE AND DIVIDEND INFORMATION

BIOPOOL

        Biopool's common stock currently trades on the OTC Bulletin Board(R) (OTCBB) under the symbol "BIPL." The following sets forth the high and low trade prices for our common stock for the periods indicated as reported by Nasdaq and the OTCBB.

                                                    Biopool Common Stock
                                                 ----------------------------
                                                    High             Low
                                                 -----------      -----------
      Quarter Ended:
          March 31, 2000.......................    $ 1.9375         $ 0.6562

      FISCAL YEAR 1999
      Quarter Ended:
          March 31, 1999.......................    $  1.375         $  0.594
          June 30, 1999........................       1.000            0.563
          September 30, 1999...................       0.906            0.750
          December 31, 1999....................       1.000            0.719

      FISCAL YEAR 1998
      Quarter Ended:
          March 31, 1998.......................     $ 2.375         $  1.625
          June 30, 1998........................       2.938            1.125
          September 20, 1998...................       1.375            0.688
          December 31, 1998....................       1.125            0.500

        On June 15, 2000 the closing trade price of our common stock, as reported by the OTCBB, was $0.875.

        To date, Biopool has not declared or paid any cash dividends on its common stock. Biopool does not intend to declare or pay cash dividends on its common stock in the foreseeable future, but rather to retain any earnings to finance the growth of its business. Any future determination to pay dividends will be at the discretion of the Board of Directors and will depend on results of operations, financial condition, contractual and legal restrictions and other factors the Board of Directors deems relevant.

        On June 3, 1998, the Biopool Board of Directors declared a dividend of one common stock purchase right for each of our issued and outstanding shares of common stock. The purchase rights are subject to the terms and conditions of, the Right Agreement dated June 12, 1998, filed with the Securities and Exchange Commission on June 26, 1998, on Form 8-A. The purchase rights are not represented by separate certificates, but, instead, initially will be evidenced by the certificates representing our outstanding common stock.

XTRANA

        The securities of Xtrana have not been admitted to trading on a securities exchange and no market exists for such securities. Xtrana has not paid any cash dividends since inception and has no present plans to do so. Based on information supplied by Xtrana, as of June 15, 2000, Xtrana had approximately 35 stockholders of record.

                                APPRAISAL RIGHTS

        In connection with the Merger, Biopool's stockholders may be entitled to appraisal rights under Section 262 of the DGCL attached hereto as Appendix B. The description of appraisal rights contained in this Proxy Statement is qualified in its entirety by reference to Section 262 of the DGCL. IN ORDER FOR A STOCKHOLDER TO EXERCISE APPRAISAL RIGHTS, A NOTICE OF SUCH STOCKHOLDER'S INTENTION TO EXERCISE HIS OR HER APPRAISAL RIGHTS AS PROVIDED IN THE DGCL MUST BE RECEIVED BY BIOPOOL ON OR BEFORE THE DATE OF THE BIOPOOL ANNUAL MEETING. IN ADDITION, SUCH STOCKHOLDER MUST NOT VOTE IN FAVOR OF THE APPROVAL OF THE MERGER AGREEMENT AND MUST COMPLY WITH THE OTHER PROCEDURES REQUIRED BY THE DGCL, AS MORE FULLY DESCRIBED BELOW. A VOTE IN FAVOR OF THE MERGER PROPOSAL OR FAILURE TO SEND SUCH NOTICE OR FOLLOW SUCH OTHER PROCEDURES WILL RESULT IN A WAIVER OF SUCH STOCKHOLDER'S APPRAISAL RIGHTS.

        The consummation of the plan of merger of Xtrana with and into Biopool is a corporate action that requires approval by Biopool stockholders. As a result, Biopool stockholders who do not vote in favor of the proposed merger and who comply with the provisions of Section 262 of the DGCL have the right to an appraisal of the fair value of the shares of Biopool common stock held by them, excluding any element of value arising from the proposed Merger, and the right to require the purchase of their shares of common stock at such value. Furthermore, because Biopool's common stock is not listed on a national securities exchange nor the Nasdaq National Market, nor held by at least 2,000 stockholders of record, the appraisal rights are not otherwise limited.

        Stockholders wishing to exercise appraisal rights must follow the procedure set forth in Section 262 of the DGCL. Each stockholder electing to demand the appraisal of such stockholder's shares must deliver to Biopool, before the Annual Meeting, a written demand for appraisal of such stockholder's shares and must not vote in favor of the proposed Merger.

        Any demands, notices, certificates or other documents delivered by Biopool stockholders to Biopool prior to or after the completion of the proposed Merger may be sent to the attention of the Robert Foote, Secretary, at Biopool's principal executive offices.

        In the event the proposed Merger is consummated, within 10 days after the effective date of the Merger, Biopool must notify each stockholder who has complied with the requirements of Section 262 and who has not voted in favor of the Merger of the date that the Merger became effective.

        Within 120 days after the effective date of the Merger, any stockholder entitled to appraisal rights may file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all Biopool stockholders. At the hearing on such a petition, the Court will determine the stockholders who have complied with Section 262 of the DGCL and who are entitled to appraisal rights. After determining the stockholders entitled to an appraisal, the Court will appraise the shares, determining their fair value, not including any element of value arising from the consummation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount the Court determines to be the fair value. The Court may direct the interest to be simple or compound.

        FAILURE TO TAKE ANY NECESSARY STEP WILL RESULT IN A TERMINATION OR WAIVER OF THE RIGHTS OF THE HOLDER UNDER SECTION 262 OF THE DGCL.

                                 PROPOSAL NO. 4
                      ADOPTION OF NEW STOCK INCENTIVE PLAN

        The board of directors has approved the Biopool International, Inc. 2000 Stock Incentive Plan, subject to stockholder approval. The plan authorizes the granting of awards of stock or stock purchase rights and options to purchase an aggregate of 3,000,000 shares of our common stock. Under the plan, stock options and purchase rights may be granted to employees, consultants, officers and directors who will contribute to our long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all of our stockholders.

        The vote required for the adoption the 2000 Stock Incentive Plan is the affirmative vote of a majority of the holders of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. If the plan is not approved by the holders of our common stock, it will not become effective. The principal provisions of the plan are summarized below. However, this summary is not complete and is qualified in its entirety by the terms of the plan. A copy of our 2000 Stock Plan is attached as Appendix E and is incorporated into this Proxy Statement by reference.

ADMINISTRATION OF THE 2000 STOCK PLAN

        The plan provides for administration by the board of directors or a committee of the board of directors. Initially, the Compensation Committee of the board of directors will administer the plan, including, without limitation, selecting the persons who will be granted stock awards and/or stock options, the number of shares and options to be awarded to each person, the purchase price or exercise price of any awards and the vesting requirements of awards of stock or options. The board of directors may amend, suspend or terminate the plan at any time for any reason, although some amendments may by applicable law require stockholder approval. Options and awards for a maximum of 1,500,000 shares of common stock may be granted in any one calendar year.

OPTIONS

        Options granted under the plan may be either incentive stock options as defined in section 422(b) of the Internal Revenue Code of 1986, as amended from time to time, or non-qualified stock options. Only employees are eligible to receive incentive stock options. Each grant of options under the plan must be evidenced by a stock option agreement. The term of a stock option granted under the plan may not exceed ten years and is determined by the Compensation Committee. The exercise price of options granted under the plan is determined by the Compensation Committee, but cannot be less 100% of the fair market value in the case of incentive stock options and 85% of the fair market value in the case of non-qualified stock options. In the case of 10% stockholders, the exercise price of any options must be at least 110% of the fair market value of the common stock and the term of any incentive stock options may not exceed five years. Options granted to officers, directors and consultants vest according to a schedule as determined by the Compensation Committee. Options granted to other employees must vest at least as rapidly as 20% per year over the five year period beginning on the date of grant.

        If an optionee's employment is terminated for any reason other than death, disability or termination for cause, options granted to him or her under the plan will only be exercisable until the earlier of three months from the date of termination or their expiration date. If termination of employment is due to the death or disability of an optionee, his or her options will be exercisable for one year after the date of termination. Where employment is terminated for cause, as defined in the plan, all options of the terminated optionee will expire as of the date of termination.

AWARDS OR SALES OF STOCK

        Awards or sales of stock under the plan must be evidenced by a stock purchase agreement between Biopool and the purchaser. Any rights to acquire shares granted under the plan, other than options, will expire if not exercised within thirty days after the grant date. Awards or sales of shares of common stock may be made under the plan at a price per share to be determined by the Compensation Committee, provided that the price per share is at least 85% of the fair market value. Under this plan, the purchase price per share of any sales of common stock to a 10% stockholder must be at least 100% of the fair market value.

TRANSFER RESTRICTIONS

        A recipient under the plan may not assign, sell or transfer their options or awards other than by will or by operation of the laws of descent and distribution. However, the Compensation Committee may permit transfers of non-qualified stock options to the optionee's immediate family or a trust that provides for transfer of the options to beneficiaries upon death of the trustor.

        The plan gives Biopool the right to repurchase options and awards for a period of ninety days subsequent to the recipient's termination of service with us. Under the plan, each stock option agreement and stock purchase agreement may also give Biopool the right of first refusal in connection with any proposed sale, hypothecation or other disposition of common stock acquired under the stock option agreement or stock purchase agreement.

REORGANIZATIONS AND RECAPITALIZATIONS

        The number of shares of common stock covered by each outstanding option or purchase right, and the exercise or purchase price per share, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend on the common stock or any other increase or decrease in the number of such shares effected without receipt of consideration by us.

        In the event of a dissolution, liquidation, sale of all or substantially all Biopool's assets, merger or consolidation or similar occurrence, Biopool may provide for (i) the continuation of outstanding options and purchase rights if Biopool is the surviving corporation in a merger, (ii) the assumption of the outstanding options and purchase rights by the surviving corporation, (iii) the substitution by the surviving corporation of substantially similar options or purchase rights or (iv) the cancellation of outstanding options and purchase rights. If Biopool elects to cancel the outstanding options and purchase rights, the optionee or award recipient will have the opportunity to exercise his or her options or purchase rights.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        The following is a brief summary of certain federal income tax consequences of option grants and exercises under the plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

        The grant of incentive stock options to an employee does not result in any income tax consequences. The exercise of an incentive stock option does not result in any income tax consequences to the employee if the incentive stock option is exercised by the employee during his or her employment with us, or within a specified period after termination of employment due to death or retirement for age or disability. However, the excess of the fair market value of the shares of stock as of the date of exercise over the option price is a tax preference item for purposes of determining an employee's alternative minimum tax. An employee who sells shares acquired pursuant to the exercise of an incentive stock option after the expiration of (i) two years from the date of grant of the incentive stock option, and (ii) one year after the transfer of the shares to him or her will generally recognize long term capital gain or loss on the sale. An employee who disposes of his or her incentive stock option shares prior to the expiration of the waiting period generally will recognize ordinary income in the year of sale in an amount equal to the lesser of (i) the fair market value of the shares as of the date of exercise or (ii) the amount realized on the sale, over the option price. Any additional amount realized on an early disposition should be treated as capital gain to the employee, short or long term, depending on the employee's holding period for the shares. If the shares are sold for less than the option price, the employee will not recognize any ordinary income but will recognize a capital loss, short or long term, depending on the holding period.

        Biopool will not be entitled to a deduction as a result of the grant of an incentive stock option, the exercise of an incentive stock option, or the sale of incentive stock option shares after the waiting period. If an employee disposes of his or her incentive stock option shares in an early disposition, Biopool will be entitled to deduct the amount or ordinary income recognized by the employee.

        The grant of non-qualified stock options under the plan will not result in the recognition of any taxable income by the participants. A participant may recognize ordinary income on the date of exercise of the non-qualified stock option equal to the difference between the fair market value on that date of the shares acquired and the exercise price. The tax basis of these shares for purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the option. The income reportable on exercise of the option by an employee is subject to federal and state income and employment tax withholding.

        Generally, Biopool will be entitled to a deduction in the amount reportable as income by the participant on the exercise of a non-qualified stock option.

        As of June 22, 2000, no option or stock awards have been granted under the 2000 Stock Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE ADOPTION OF THE 2000 STOCK INCENTIVE PLAN.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth as of June 1, 2000, certain information regarding the ownership of Biopool's common stock by (i) each person known by Biopool to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of Biopool's directors, (iii) each named executive and
(iv) all of Biopool's executive officers and directors as a group. Unless otherwise indicated, the address of each person shown is c/o Biopool, 6025 Nicolle Street, Ventura, California 93003. References to options to purchase common stock are either currently exercisable or will be exercisable within 60 days of June 1, 2000.

                                            NUMBER OF SHARES
                                           BENEFICIALLY OWNED             PERCENT OF CLASS
                                           ------------------             ----------------
Michael D. Bick, Ph.D.                         1,087,482(1)                      13.1

Biotech International, Ltd.                      744,200(2)                       8.9

N. Price Paschall                                320,000(3)                       3.8

Douglas L. Ayer                                  207,884(4)                       2.5

Robert K. Foote                                  171,662(5)                       2.1

Clayton H. Duke                                   90,000(6)                       1.1

James H. Chamberlain                              34,000(7)                         *

All executive officers and
directors  as a group (6 persons)              1,911,028(8)                      23.0
------------------------
     * Less than 1%.

(1)  Includes 64,482 shares of common stock subject to options.
(2) As disclosed in the Schedule 13D/A filed by Biotech International, Ltd. with the Securities Exchange Commission on February 9, 2000.
(3) Includes 275,000 shares of common stock subject to a currently exercisable warrant and 45,000 shares of common stock subject to options.
(4) Includes 207,884 shares of common stock subject to options held by ICP, Inc., of which Mr. Ayer is a stockholder.
(5)  Includes 146,662 shares of common stock subject to options.
(6) Represents 10,000 shares of common stock subject to warrants and 80,000 shares of common stock subject to options.
(7) Includes 4,000 shares of common stock held in the Chamberlain Family Trust, for which Mr. Chamberlain serves as trustee, and 30,000 shares of common stock subject to options.
(8) Includes 574,028 shares of common stock subject to options and 285,000 shares of common stock subject to currently exercisable warrants.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In fiscal year 1999, there were no transactions or series of related transactions to which Biopool was a party, in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder or more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

                            PROPOSALS OF STOCKHOLDERS

        A proper proposal submitted by a stockholder for presentation at Biopool's 2001 Annual Meeting and received at Biopool's executive offices no later than December 31, 2000, will be included in Biopool's proxy statement and form of proxy relating to the 2001 Annual Meeting.

                                  OTHER MATTERS

        Biopool management knows of no other matters to be submitted to the Biopool Annual Meeting. If any other matters properly come before the meeting, it is the intention that the persons named in the enclosed form of proxy vote the proxies in accordance with their judgment.

                 INCORPORATION ON CERTAIN DOCUMENTS BY REFERENCE

        The SEC allows us to "incorporate by reference" the information we file with them. This Proxy Statement incorporates important business and financial information about us, which may not included in or delivered with this prospectus. The information incorporated by reference is an important part of this Proxy Statement, and information that we file later with the SEC will automatically update and supersede this information.

        We incorporate by reference:

          (1) Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999;

          (2)  Our Current Report on Form 8-K, filed on April 5, 2000 (reporting
               Item 5);

          (3)  Our Quarterly Report on Form 10-QSB, filed on May 15, 2000; and

          (4) Future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act until the date of the Annual Meeting.

        You may obtain a copy of these filings without charge by writing or calling us at:

                           Biopool International, Inc.
                 6025 Nicolle Street, Ventura, California 93003
                  Attention: Robert Foote, Corporate Secretary
                                 (805) 654-0643

        You should rely only on the information incorporated by reference or provided in this Proxy Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Proxy Statement or the documents we have incorporated by reference is accurate as of any date other than the date on the front of those documents.

                                            ON BEHALF OF THE BOARD OF DIRECTORS

                                            /s/ MICHAEL D. BICK, PH.D.
                                            Michael D. Bick, Ph.D.
                                            Chief Executive Officer
June 23, 2000

                                                                     APPENDIX A


                      AGREEMENT AND PLAN OF REORGANIZATION

        This Agreement and Plan of Reorganization (the "AGREEMENT") is made and entered into as of May 3, 2000, by and between Biopool International, Inc., a Delaware corporation ("BIOPOOL") and Xtrana, Inc. ("XTRANA"), a Delaware corporation. The capitalized terms in this Agreement not elsewhere defined have the meanings given them in Article X.

                                    RECITALS

        A. The Boards of Directors of Biopool and Xtrana have determined that the merger of Xtrana with and into Biopool on the terms set forth herein (the "MERGER"), with Biopool to be the surviving corporation, is advisable and in the best interests of their respective corporations and stockholders and have approved this Agreement.

        B. The parties hereto desire to adopt a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE").

        C. The parties desire to sign this Agreement for the purpose of setting forth certain representations, warranties and agreements in connection with the Merger.

                                    AGREEMENT

                                    ARTICLE I

                          THE MERGER AND REORGANIZATION

        1.1 CLOSING. The closing under this Agreement shall take place at the offices of Troop Steuber Pasich Reddick & Tobey, LLP, 2029 Century Park East, 24th Floor, Los Angeles, CA 90067, within one (1) business day after the satisfaction (or waiver by the party entitled to waive) of all conditions stated in Sections 5 and 6, or at such other place and date as the parties may agree upon in writing (the "CLOSING").

        1.2 THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time and in accordance with the DGCL, Xtrana shall be merged with and into Biopool in accordance with this Agreement (the "MERGER") and the separate existence of Xtrana shall cease. Biopool shall be the surviving corporation in the Merger (hereinafter sometimes referred to as the "SURVIVING CORPORATION").

        1.3 FILINGS; EFFECTIVE TIME OF THE MERGER. On the Closing Date, Biopool and Xtrana shall cause the Merger to be consummated by executing, delivering and filing a certificate of merger with the Secretary of State of the State of Delaware (the "DELAWARE SECRETARY OF STATE") in accordance with Section 251 of the DGCL. The parties shall on the Closing Date file such other documents with the Delaware Secretary of State as may be required by the provisions of the DGCL and as are necessary to cause the Merger to become effective. The Merger shall become effective when the certificate of merger, the agreement of merger and such other necessary documents are so filed with the Delaware Secretary of State, as applicable, or at such other time thereafter as provided in the certificate of merger and the agreement of merger. The time at which the Merger becomes effective is herein referred to as the "EFFECTIVE TIME."


                                    Page A-1

        1.5 EFFECTS OF THE MERGER. The Merger shall have the effects set forth in the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the properties, rights, privileges, powers and franchises of Xtrana shall vest in the Surviving Corporation, and all debts, liabilities and duties of Xtrana shall become the debts, liabilities and duties of the Surviving Corporation. At the Effective Time of the Merger:

        (a) the Certificate of Incorporation of the Surviving Corporation shall be Biopool's Amended Certificate of Incorporation, a form of which is attached hereto as EXHIBIT "A".

        (b) the Bylaws of the Surviving Corporation shall be Biopool's Bylaws, a form of which is attached hereto as EXHIBIT "B";

        (c) the Board of Directors of the Surviving Corporation shall consist of the following 7 members at the Effective Time, in each case until their successors shall have been elected and qualified or until otherwise provided by law:

                Michael Bick, Ph.D.
                Douglas Ayer
                Price Paschall
                John C. Gerdes
                Stephen Schultheis
                John H. Wheeler
                James Chamberlain

        (d) the Officers of the Surviving Corporation shall be as follows:

                John H. Wheeler       Chief Executive Officer
                John C. Gerdes        Vice President, Research and Development,

and such additional officers as the Board of Directors of the Surviving Corporation shall appoint. All such officers shall serve at the pleasure of the Board of Directors of the Surviving Corporation and may be removed from such office by the Board at any time in its sole and absolute discretion. Nothing contained herein is intended, however, to modify or amend any employment agreement that may exist between the corporation and any such officer, and the rights and remedies available to either party in the event of any material breach of the terms of any such employment agreement by the other party shall not be affected by this Agreement.

        (e) the Merger shall, from and after the Effective Time, have all the effects provided by applicable law.

        1.6    EFFECT OF THE MERGER ON BIOPOOL'S CAPITAL STOCK AND OPTIONS.

        (a) BIOPOOL COMMON STOCK. At the Effective Time, each outstanding share of Biopool Common Stock shall be an outstanding share of Common Stock in the Surviving Corporation.

        (b) BIOPOOL OPTIONS. At the Effective Time, each outstanding Biopool Option shall remain in effect and without modification, except as called for by the terms and conditions of the Biopool


                                    Page A-2

Stock Option Plan attached as EXHIBIT C, and shall continue to vest according to the vesting schedule set forth in the option grant for each Biopool Option.

        (c) BIOPOOL WARRANTS. At the Effective Time, each outstanding Biopool Warrant shall remain in effect and without modification, except as called for by the terms and conditions of such warrant, and shall be exercisable for shares of Common Stock of the Surviving Corporation.

        1.7    EFFECT OF THE MERGER ON THE CAPITAL STOCK OF XTRANA.

        (a) AGGREGATE CONSIDERATION TO BE RECEIVED AND ESCROW. The aggregate merger consideration (the "MERGER CONSIDERATION") issued at the Effective Time to existing Xtrana stockholders and all other parties will be 9,369,461 fully paid, nonassessable shares of the Surviving Corporation's Common Stock (or with respect to Claremont, the Claremont Warrant) which number includes (in addition to the Claremont Shares) the Escrow Shares (as defined below) and the Holdback Shares (as defined below). Under no circumstances will the aggregate Merger Consideration exceed 9,369,461 shares of the Surviving Corporation's Common Stock, excluding the Xtrana Indemnification Shares, if any, and the Additional Shares, if any. Notwithstanding anything in this Section 1.7(a) to the contrary, the Merger Consideration shall not be reduced by any cash fee paid by Xtrana to its financial advisers to the extent that such fee is negotiated and paid on an arm's length basis and does not exceed the cash proceeds received by Xtrana from the sale of its Series D Preferred Stock. From the Merger Consideration, 936,946 shares shall be deposited in escrow (the "ESCROW SHARES") for purposes of satisfying Xtrana's indemnification obligations set forth in ARTICLE VII hereof and an additional 936,946 shares shall be deposited in escrow (the "HOLDBACK SHARES") to be released or cancelled pursuant to the provisions of SECTION 1.12 hereof. The Escrow Shares and the Holdback Shares shall be deposited in escrow pursuant to an escrow agreement generally in the form attached hereto as EXHIBIT D, including such changes as may be requested by the escrow agent (the "ESCROW AGREEMENT"), which agreement shall treat each such deposit as a separate and distinct escrow for purposes of this Agreement. As a result of the Merger and without any action on the part of the holders thereof, at the Effective Time, all shares of Xtrana Common Stock and Xtrana Preferred Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of shares of Xtrana Common Stock and Xtrana Preferred Stock shall thereafter cease to have any rights with respect to such shares of Xtrana Common Stock and Xtrana Preferred Stock, except the right to receive, without interest, the Merger Consideration upon the surrender of a certificate that, immediately prior to the Effective Time, represented an outstanding share or shares of Xtrana Common Stock or Xtrana Preferred Stock (in each such case, a "CERTIFICATE").

        (b) XTRANA PREFERRED. Each share of Xtrana Series A, Series B, Series C and Series D Preferred Stock outstanding immediately prior to the Effective Time (other than shares held by stockholders who properly exercise any dissenters' rights available under applicable law), shall be converted into the right to receive approximately 3.15 fully paid, nonassessable shares of Biopool Common Stock, subject to the Escrow Agreement, and subject further to the number of shares of Series D Preferred stock issued by Xtrana prior to the Effective Time; PROVIDED, HOWEVER, that in no case shall such adjustment require the issuance of a number of Merger Shares in excess of the Merger Consideration.

        (c) XTRANA COMMON. Each share of Xtrana Common Stock outstanding immediately prior to the Effective Time (other than shares held by shareholders who properly exercise any dissenters' rights available under applicable law) shall be converted at the Effective Time into the right to receive approximately
3.15 shares of Biopool Common Stock, subject to the Escrow Agreement, and subject further to the number of shares of Series D Preferred stock issued by Xtrana prior to the Effective Time; PROVIDED, HOWEVER, that in no case shall such adjustment require the issuance of a number of Merger Shares in excess of the Merger Consideration.. No fractional shares of Biopool Common Stock will be issued in the Merger. Fractional share amounts of .5 or higher will be rounded up to a full share of Biopool Common Stock, and fractional share amounts of less than .5 will be rounded down to the next whole share.


                                    Page A-3

        (d) CONVERTIBLE NOTES AND WARRANTS. Prior to the Effective Time, each outstanding Xtrana convertible note listed on SCHEDULE 2.1 (the "CONVERTIBLE SECURITIES") shall either be repaid in full or converted to shares of Xtrana Common Stock or Preferred Stock, according to its terms. No Merger Consideration will be paid with respect to any unconverted Convertible Security. Xtrana has no warrants outstanding, other than the Xtrana Warrant and the Gould Warrant.

            (i) Immediately prior to the Effective Time, Xtrana will issue a warrant to Arthur P. Gould & Co., substantially in the form attached hereto as EXHIBIT E (the "GOULD WARRANT"), exercisable for such number of shares of Xtrana Common Stock that would immediately prior to the Effective Time be exchangeable for 180,000 shares (the "GOULD SHARES") of the Surviving Corporation's Common Stock, subject to adjustment as set forth in Sections 1.1 and 2 of the Gould Warrant. The Gould Shares are not included within the Merger Consideration described in SECTION 1.7(A) hereof. Notwithstanding anything herein or in the Escrow Agreement to the contrary, in the event that for any reason the Gould Warrant becomes exercisable for a number of shares of Xtrana Common Stock immediately prior to the Effective Time that would entitle the holder to receive more than 180,000 shares of the Surviving Corporation's Common Stock, then the Escrow Shares shall be permanently reduced by such additional number of shares of the Surviving Corporation's Common Stock (the "ADDITIONAL WARRANT SHARES"), up to a maximum of 10,000 Additional Warrant Shares, and such shares shall be treated for all purposes as if they had been cancelled and removed from escrow pursuant to SECTION 7.2 hereof; PROVIDED, HOWEVER, that if the number of Additional Warrant Shares exceeds 10,000, the Merger Consideration shall be reduced share for share by such excess. In the event that the Gould Warrant expires without the issuance in full of the Additional Warrant Shares, the Surviving Corporation shall use its reasonable efforts to distribute on a pro rata basis any unissued Additional Warrant Shares to its stockholders that were pre-Merger Xtrana stockholders.

            (ii) Immediately prior to the Effective Time, the Surviving Corporation will issue a warrant to Claremont, substantially in the form attached hereto as EXHIBIT F (the "CLAREMONT WARRANT"), exercisable for 540,000 shares (the "CLAREMONT SHARES") of the Surviving Corporation's Common Stock, subject to adjustment as set forth in Section 2 of the Claremont Warrant.

        (e) TREASURY SHARES. Notwithstanding anything contained in this SECTION
1.7 to the contrary, each share of Xtrana Stock issued and held in Xtrana's treasury immediately prior to the Effective Time shall, by virtue of the Merger, cease to be outstanding and shall be cancelled and retired and shall cease to exist without payment of any consideration therefore.

        1.8    DELIVERY OF CONSIDERATION.

        (a) As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall mail to each holder of record of Xtrana Stock immediately prior to the Effective Time (i) a letter of transmittal (the "LETTER OF TRANSMITTAL") (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Surviving Corporation and shall be in such form and have such other customary provisions as the Surviving Corporation may reasonably specify), and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration with respect to the shares of Xtrana Stock formerly represented thereby.

        (b) Upon surrender of a Certificate for cancellation to the Surviving Corporation or to any agent or agents as may be appointed by the Surviving Corporation, together with a Letter of Transmittal, duly completed and executed, and such other documents as the Surviving Corporation or any such agent may reasonably request, the holder of such Certificate shall be entitled to receive in exchange therefore, a certificate representing the number of Merger Shares which such holder has the right to receive pursuant to the provisions of SECTION
1.7 (the "MERGER SHARE CERTIFICATES") and the Certificate so surrendered shall forthwith be cancelled. Until surrendered as contemplated by this SECTION 1.8(B), each


                                    Page A-4

Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration with respect to the shares of Xtrana Stock formerly represented thereby.

        1.9 CLOSING OF TRANSFER BOOKS. At and after the Effective Time, transfers of the shares of Xtrana Stock outstanding immediately prior to the Effective Time shall not be made on the stock transfer books of Xtrana.

        1.10 LOST CERTIFICATES. Notwithstanding the provisions of SECTION 1.8, in the event any Certificate representing Xtrana Stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and an agreement to indemnify the Surviving Corporation against any claim that may be made against it with respect to such Certificate, the Surviving Corporation will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration into which such Xtrana Stock would have been converted.

        1.11 FEDERAL INCOME TAX CONSEQUENCES. The parties intend that, for federal income tax purposes, the Merger shall constitute a reorganization within the meaning of Section 368 of the Code.

        1.12 XTRANA EARNOUT. The parties have agreed that the consideration to be received by the Xtrana stockholders with respect to the Merger will be subject to upward or downward adjustment as set forth in this SECTION 1.12, based on Xtrana's actual Gross Revenues for the one year period commencing on October 1, 2000 and ending on September 30, 2001 (the "EARNOUT PERIOD") relative to the projected Gross Revenues of $7,300,000 for this same period (the "EARNOUT TARGET"). If Gross Revenues received by the Surviving Corporation during the Earnout Period equal at least eighty five percent (85%) of the Earnout Target (the "THRESHOLD TARGET") but less than one hundred and fifteen percent (115%) of the Earnout Target (the "MAXIMUM TARGET"), then the Holdback Shares shall be released promptly from escrow for distribution to the pre-merger Xtrana stockholders on the same basis as the Merger Consideration. In the event that Gross Revenues during the Earnout Period equal or exceed the Maximum Target, the pre-Merger Xtrana stockholders shall receive, in addition to the Holdback Shares, 1,030,641 shares of the Surviving Corporation's Common Stock (the "ADDITIONAL SHARES," and together with the Holdback Shares, the "EARNOUT SHARES"), to be distributed on the same basis as the Merger Consideration. In the event that Gross Revenues during the Earnout Period are less than the Threshold Target, the Earnout Period shall be extended to include an additional 12-month period (such 24-month period, the "EXTENDED EARNOUT PERIOD"). If Gross Revenues during the Extended Earnout Period equal at least eighty five percent (85%) of $29,300,000 (the "EXTENDED THRESHOLD TARGET") but less than one hundred and fifteen percent (115%) of the Extended Earnout Target (the "EXTENDED MAXIMUM TARGET"), then the Holdback Shares shall be released promptly from escrow for distribution to the pre-merger Xtrana stockholders, on the same basis as the Merger Consideration. If Gross Revenues during the Extended Earnout Period are less than the Extended Threshold Target, then the Holdback Shares shall be permanently cancelled and removed from escrow. In the event that Gross Revenues during the Extended Earnout Period equal or exceed the Extended Maximum Target, the pre-Merger Xtrana stockholders shall receive the Earnout Shares, to be distributed on the same basis as the Merger Consideration. The number of Holdback Shares and Additional Shares shall be equitably adjusted into a different number of shares in order to maintain the Xtrana stockholders rights hereunder in the event of any stock splits, dividends or reclassifications of the shares of the Surviving Corporation. Notwithstanding anything in this Agreement to the contrary, no adjustment to the number of shares to be issued upon the exercise of the Gould Warrant or the Claremont Warrant will be made as a result of Xtrana's performance under this Section 1.12.


                                    Page A-5

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF XTRANA

        Except as disclosed in the Xtrana Disclosure Schedule attached as EXHIBIT G, Xtrana represents and warrants to Biopool as set forth below:

        2.1 CAPITAL STOCK.

        (a) CAPITALIZATION. The authorized capital stock of Xtrana consists of 4,000,000 shares of Common Stock and 1,250,000 shares of preferred stock, par value $0.01 per share ("XTRANA PREFERRED STOCK") of which 400,000 shares have been designated Series A Preferred Stock, 460,000 shares have been designated Series B Preferred Stock, which 60,000 shares have been designated Series C Preferred Stock, and 300,000 shares have been designated Series D Preferred Stock. As of the date hereof, (i) 1,710,000 shares of Common Stock were outstanding, all of which were validly issued, fully paid and nonassessable and not subject to preemptive rights; (ii) 400,000, 262,880 and 40,000 shares of Series A, Series B and Series C shares, respectively, of Xtrana Preferred Stock were issued and outstanding; (iii) no shares of Common Stock and no shares of Xtrana Preferred Stock were held in the treasury of Xtrana; (iv) no shares of Common Stock were reserved for issuance upon the exercise of outstanding stock options granted pursuant to any Xtrana stock option plan; and (v) there were no securities of any subsidiary of Xtrana or any other Person outstanding which are convertible into or exercisable or exchangeable for capital stock of Xtrana. Except as set forth above, no shares of capital stock or other voting securities of Xtrana have been issued, are reserved for issuance or are outstanding.

        (b) OTHER SECURITIES. Except for the Xtrana Warrant and the Gould Warrant or as otherwise disclosed in SCHEDULE 2.1 of Disclosure Schedule, there are no existing rights, options, warrants, calls, subscriptions, convertible securities or other securities, agreements, commitments, or obligations which would require Xtrana to issue or sell shares of Common Stock, Preferred Stock or any other equity securities, or securities convertible into or exchangeable or exercisable for shares of Common Stock, Preferred Stock or any other equity or debt securities of Xtrana, other than Xtrana's commitment to issue the Series D Preferred Stock. Except as disclosed in SCHEDULE 2.1 of the Disclosure Schedule, Xtrana has no commitments or obligations to purchase or redeem any shares of Common Stock. Except for the Xtrana Warrant and the Gould Warrant, SCHEDULE 2.1 of the Disclosure Schedule contains a complete and accurate list of all outstanding Options and warrants and the exercise price thereof.

        (c) DIVIDENDS. Xtrana has not declared or paid any dividend or made any distribution in respect of any of its capital stock, or directly or indirectly redeemed, purchased or otherwise acquired any capital stock issued by it, and no Person has any right to require Xtrana to redeem, purchase or otherwise reacquire any capital stock issued by Xtrana.

        (d) VALIDITY OF SHARES. All of the issued and outstanding capital stock of Xtrana has been duly and validly authorized and issued (including, without limitation, issued in compliance with applicable federal and state securities laws) and is fully paid and nonassessable and free and clear of all Liens imposed by or through Xtrana.

        2.2 CORPORATE ORGANIZATION. Xtrana is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing in all jurisdictions in which such qualification is required and where the failure to be so qualified would have a Material Adverse Effect. Xtrana has all requisite power and authority to own and operate its Property and to carry on its business as now conducted or as presently proposed to be conducted.


                                    Page A-6

        2.3 AUTHORITY; ENFORCEABILITY. Xtrana has all requisite power and authority under applicable corporate law to execute and deliver this Agreement and to perform the transactions contemplated hereby and, upon approval of the execution and delivery of this Agreement and consummation of the Merger by the Board of Directors and the stockholders of Xtrana as contemplated by SECTION 4.1 (the "XTRANA STOCKHOLDER APPROVAL"), the transactions contemplated hereby will have been duly authorized by all requisite corporate action on the part of Xtrana and its stockholders and will constitute a legal, valid and binding obligation of Xtrana, enforceable against Xtrana in accordance with its terms, subject to general limitations on the availability of equitable remedies and the effect of bankruptcy, insolvency, reorganization and other laws of general application affecting the enforcement of creditors' rights.

        2.4 NO VIOLATION AND NO CONSENTS REQUIRED.

        (a) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate or conflict with the Xtrana Certificate of Incorporation or the bylaws of Xtrana, or, to the best of Xtrana's knowledge, violate any Legal Requirement or Order applicable to Xtrana. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (i) except as disclosed in
SCHEDULE 2.4, require any Third-Party Action with respect to Xtrana; or (ii) conflict with or constitute a default under, or result in the acceleration or right of acceleration of any obligations, or any termination or right of termination under any Contract where such failure to secure Third-Party Action, conflict, default, acceleration or termination would have a Material Adverse Effect; or (iii) result in the creation or imposition of any material Lien, claim, charge, restriction, equity or encumbrance of any kind upon, or give any Person any interest or right in or with respect to, any of the Properties, assets, business or Contracts of Xtrana.

        (b) There are no approvals, authorizations, consents, orders or other actions of, or filings or registrations with, any Person that are required to be obtained or made by Xtrana in connection with the execution of, and the consummation of the transactions contemplated under, this Agreement, other than the Xtrana Stockholder Approval and the filings with the Delaware Secretary of State as set forth in SECTION 1.3, or as set forth in Schedule 2.4. Xtrana currently has contracts with or is performing work under grants from only those Governmental Agencies, and to the best of its knowledge its genetic and biomedical research and product development activities are only regulated by those Governmental Agencies, listed on Schedule 2.4 hereof.

        2.5 SUBSIDIARIES, OTHER INTERESTS. Xtrana owns no equity or beneficial interest (except as a creditor in the ordinary course of business), directly or indirectly, in any Person.

        2.6 FINANCIAL INFORMATION.

        (a) FINANCIAL STATEMENTS. Xtrana has provided Biopool with its statement of financial position, statement of operations and statement of cash flows as of and for the years ended December 31, 1998 and December 31, 1999, (the "XTRANA ANNUAL STATEMENTS") and with its statement of financial position and statement of operations as of and for the monthly periods ending on January 31, 2000, February 29, 2000 and March 31, 2000 (collectively, the "XTRANA INTERIM STATEMENT" and, together with Xtrana Annual Statements, the "XTRANA FINANCIAL STATEMENTS"). Xtrana Financial Statements have been derived from Xtrana's books and records maintained in the ordinary course of business, and fairly present in all material respects the financial position of Xtrana as of the date thereof and for the period then ended, in accordance with GAAP consistently applied (except as may be stated therein), and with Xtrana's internal accounting policies and, in the case of Xtrana Interim Statement, normal year-end adjustments.


                                    Page A-7

        (b) ABSENCE OF CERTAIN LIABILITIES. Xtrana has no Liabilities required to be disclosed or accrued in financial statements prepared in accordance with GAAP, other than those: (i) accrued or disclosed in Xtrana Financial Statements;
(ii) incurred in the ordinary course of business after the date of the Xtrana Interim Statement; (iii) for legal and accounting fees and expenses incurred by Xtrana in connection with the transactions contemplated hereby; (iv) expressly set forth in this Agreement (including without limitation disclosures in Schedules hereto) or (v) which are, in the aggregate, not material to the financial condition of Xtrana. To Xtrana's knowledge, the Liabilities of Xtrana that are not required to be disclosed or accrued in financial statements prepared in accordance with GAAP, and that are not disclosed in Xtrana Financial Statements or in this Agreement, are not likely to have, individually or in the aggregate, a Material Adverse Effect on Xtrana.

        (c) ABSENCE OF CERTAIN CHANGES. Other than as set forth in Schedule 2.6, since the date of Xtrana Interim Statement:

            (i) Xtrana has operated its business in the ordinary course;

            (ii) there has been no change or changes which, individually or in the aggregate, has or have had or is or are reasonably likely to have a Material Adverse Effect on Xtrana;

            (iii) there has not been any damage, destruction or condemnation known to Xtrana with respect to Property having an aggregate net book value on Xtrana Financial Statements in excess of $50,000 net of any insurance recoveries;

            (iv) there has not been any material change in the accounting methods, practices or principles of Xtrana;

            (v) Except for the shares of its Series D Preferred Stock issued upon conversion of the Convertible Notes, Xtrana has not sold, transferred or otherwise disposed of (or agreed or committed to sell, transfer or otherwise dispose of) any Property other than the sale of inventory in the ordinary course, or canceled, compromised, released or assigned any note or claim in its favor, where the aggregate amount of such sales, transfers, dispositions, cancellations, compromises, releases or assignments exceeds $50,000;

            (vi) Xtrana has not instituted, settled or agreed to settle any litigation, action or proceeding before any Governmental Agency;

            (vii) Xtrana has not assumed, guaranteed, endorsed or otherwise become responsible (or otherwise agreed to become responsible) for the obligations of any other Person, except for the endorsement of negotiable instruments in the ordinary course of business;

            (viii) Xtrana has not granted (or agreed or committed to grant) any increase in compensation or fringe benefits of its employees and consultants other than normal salary increases consistent with prior periods; and

            (ix) Xtrana has not entered into any license or other Contract with regard to the acquisition or disposition of any material Intellectual Property other than non-exclusive licenses granted in the ordinary course of business consistent with past practice.

        2.7    TAXES.

        (a) Xtrana has filed all Tax Returns that it has been required to file. All such Tax Returns were correct and complete in all material respects. All Taxes owed by Xtrana (whether or not shown on any Tax Return) have been paid. For any Taxes that have not been paid, Xtrana has established


                                    Page A-8
reserves on its books that equal or exceed those required by GAAP. No claim has ever been made by a Governmental Agency in a jurisdiction where Xtrana does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Liens on any of the assets of Xtrana that arose in connection with any failure (or alleged failure) to pay any Tax.

        (b) Xtrana has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other Person, except for amounts not due as of the Closing for which Xtrana has withheld but not yet paid.

        (c) To the best of Xtrana's knowledge, no Governmental Agency is expected to assess any additional Taxes for any period for which Tax Returns have been filed. There is no pending or, to the best of Xtrana's knowledge, threatened dispute or claim of any Governmental Agency relating to any Tax liability of Xtrana.

        (d) No consent has been filed under Section 341(f) of the Code with respect to Xtrana.

        (e) There is no Contract covering any Person that, individually or collectively, as a consequence of the Merger could give rise to the payment of any amount that would not be deductible by Xtrana by reason of Section 280G of the Code.

        2.8 TITLE TO PROPERTIES.

        (a) SCHEDULE 2.8(A) contains a true and complete listing of all real property and material interests in real property owned by Xtrana.

        (b) SCHEDULE 2.8(B) contains a true and complete listing based on the books and records of Xtrana of all other items of personal property owned by Xtrana with a net book value at the date of Xtrana Interim Statement in excess of $50,000 per item.

        (c) Xtrana has good and marketable title to all of its Properties, and has good title to all its leasehold interests, in each case subject to no Lien. With respect to the Property and assets it leases, Xtrana is in compliance with such leases and holds valid leasehold interests free of all Liens.

        2.9 ACCOUNTS RECEIVABLE. The accounts receivable of Xtrana: (a) are bona fide and arose from valid sales in the ordinary course of business; and (b) to Xtrana's knowledge, are not subject to any material offsets or counterclaims (other than routine billing inquiries of customers), and do not represent guaranteed sale, sell-or-return transactions or any other similar understanding. No accounts receivable have been pledged as collateral to any other Person. The carrying amount for accounts receivable in Xtrana Interim Statement reflects adjustments in accordance with GAAP consistently applied as an allowance for doubtful accounts receivable.

        2.10 LEASES. SCHEDULE 2.10 lists or incorporates by reference to
SCHEDULE 2.14 all leases, rental agreements, conditional sales contracts and other similar Contracts with rental payments exceeding $50,000 per year ("XTRANA DISCLOSABLE LEASES") under which Xtrana holds any real or personal Property or leases any of the same to others. All Xtrana Disclosable Leases are, in all material respects, valid, in good standing and enforceable by Xtrana in accordance with their terms except: (i) as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally; and (ii) as the remedy of specific performance and other forms of injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. To Xtrana's knowledge, neither Xtrana nor any other party to any Xtrana Disclosable Lease is in material breach thereof.


                                    Page A-9

        2.11 INSURANCE. SCHEDULE 2.11 lists and describes briefly all binders and policies of liability, theft, fire and other forms of property/casualty insurance and surety bonds, insuring Xtrana or its Properties, assets and business as of the date hereof. All policies and binders listed in SCHEDULE 2.11 are valid and in good standing and in full force and effect and the premiums have been paid. With the exception of those claims listed in SCHEDULE 2.11(B), there are no outstanding claims under such policies or binders and Xtrana has not received any notice of cancellation, general disclaimer of liability or non-renewal of any such policy or binder.

        2.12 FACILITIES, EQUIPMENT. Xtrana owns or leases all material land, buildings, equipment or other Properties used in the operation of its business. Xtrana has not received any notice of any material violation of any Legal Requirement or Order by Xtrana's facilities which has not been corrected, and, to Xtrana's knowledge, no facilities of Xtrana are in material violation of any Legal Requirement or Order.

        2.13 EMPLOYMENT AND BENEFIT MATTERS; CONTRACTORS.

        (a) SCHEDULE 2.13(A) lists all of Xtrana's employment contracts, arrangements, plans with any agent, employee, officer, director or shareholder, and contracts or arrangements providing for bonuses, profit sharing payments, deferred compensation, stock options, stock purchase rights, retainer, consulting, incentive, severance pay or retirement benefits, life, medical or other insurance or any other employee benefits or any other payments, "fringe benefits" or perquisites which are not terminable at will without liability to Xtrana.

        (b) Xtrana has not entered into any union contracts, collective bargaining agreements or similar agreements with employee organizations or groups, nor, to Xtrana's knowledge, has Xtrana ever participated in or contributed to any single employer defined benefit plan or multi-employer plan within the meaning of ERISA Section 3(37), nor is Xtrana currently engaged in any labor negotiations, excepting minor grievances, nor is Xtrana the subject of any union organization effort. There is no labor dispute, strike, or work stoppage pending against Xtrana business. Xtrana has no ERISA Affiliates.

        (c) True and correct copies of each plan listed in Schedule 2.13(c) that is subject to ERISA (an "XTRANA ERISA PLAN") and related trust agreements, insurance contracts, summary descriptions, and Xtrana Option Plan have been delivered or made available to Biopool by Xtrana. To Xtrana's knowledge, nothing has occurred prior to or since the issuance of such letters to cause the loss of qualification under the Code of any of such plans.

        (d) To Xtrana's knowledge, none of the Xtrana ERISA Plans has participated in, engaged in or been a party to any prohibited transaction as defined in ERISA or the Code, and there are no material claims, pending (with service or other notice) or overtly threatened, involving any plan listed in
Schedule 2.13(d). To Xtrana's knowledge, there have been no violations of any reporting or disclosure requirements with respect to any Xtrana ERISA Plan that would have a Material Adverse Effect on Xtrana.

        (e) Xtrana has no material liability for any excise tax imposed by Sections 4971, 4972, 4974, 4975, 4976, 4977, 4978, 4978B, 4979, 4979A, 4980 or
4980B of the Code.

        (f) Other than as disclosed in SCHEDULE 2.13(C), Xtrana does not maintain any plans providing benefits within the meaning of Section 3(1) of ERISA (other than group health plan continuation coverage under 601 of ERISA and 4980B(f) of the Code) to former employees or retirees.

        2.14 CONTRACTS. SCHEDULE 2.14 lists all Contracts that affect Xtrana, its business, Properties, assets, operations or financial condition, other than Contracts entered into in the ordinary course of Xtrana's business and no one of which contemplates performance by Xtrana during a period of more than one year or involves commitments for sale or purchase in excess of $50,000 and except for Contracts


                                   Page A-10
fully performed or terminable at will without liability to Xtrana. To Xtrana's knowledge, each Contract disclosable on SCHEDULE 2.14 ("XTRANA DISCLOSABLE CONTRACT") is, in all material respects, valid and enforceable by Xtrana in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally, and (ii) as the remedy of specific performance and other forms of injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. To Xtrana's knowledge, neither Xtrana nor any other party to any Xtrana Disclosable Contract, is in breach of any Xtrana Disclosable Contract, except for such breaches as, taken in the aggregate, would not have a Material Adverse Effect on Xtrana.

        2.15 OFFICERS AND DIRECTORS; BANK ACCOUNTS. SCHEDULE 2.15 is a true and complete list of:

        (a) the names and addresses of Xtrana's officers and directors;

        (b) the name of each bank or other financial institution in which Xtrana has an account, deposit or safe deposit box and the names of all Persons authorized to draw thereon or to have access thereto; and

        (c) the name of each bank or other financial institution in which Xtrana has a line of credit or other loan facility.

        2.16 CORPORATE DOCUMENTS. Xtrana has furnished or made available to Biopool or its representatives true, correct and complete copies of: (a) the Xtrana Certificate of Incorporation and Bylaws of Xtrana in effect as of the date hereof; (b) the minute books of Xtrana containing all records required to be set forth of all proceedings, consents, actions and meetings of the shareholders and board of directors of Xtrana; (c) all material Permits and Orders with respect to Xtrana; and (d) the stock ledger of Xtrana setting forth all issuances and transfers of any capital stock of Xtrana.

        2.17   LEGAL PROCEEDINGS.

        (a) Except as disclosed in SCHEDULE 2.17, to the best of Xtrana's knowledge there is no action, suit, proceeding or investigation pending in any court or before any arbitrator or before or by any Governmental Agency against Xtrana or any of its Properties or business and, to the best of Xtrana's knowledge, there is no such action, suit, proceeding or investigation threatened.

        (b) Xtrana has never been notified in writing that it has been subject to an audit, compliance review, investigation or like contract review by the U.S. General Services Administration or any other Governmental Agency in connection with any government contract (a "GOVERNMENT AUDIT"), other than routine and recurring audits to which government contractors are generally subject. To Xtrana's knowledge, no Government Audit is threatened and no basis exists for a finding of noncompliance with any material provision of any government contract or for a material refund of any amounts paid or owed to Xtrana by any Governmental Agency pursuant to such government contract.

        2.18 COMPLIANCE WITH INSTRUMENTS, ORDERS AND LEGAL REQUIREMENTS. To the best of Xtrana's knowledge, Xtrana is not in material violation of, or in default in any material respect with respect to, any term or provision of the Xtrana Certificate of Incorporation or Bylaws, or any Order or any Legal Requirement known by Xtrana to be applicable to it. No investigation by any Governmental Agency of any alleged violation or noncompliance with any Legal Requirement is pending, or, to the best of Xtrana's knowledge, threatened.

        2.19 PERMITS. Xtrana holds all Permits material to the conduct of its business as and where now conducted. To the best of Xtrana's knowledge, each of such Permits is in full force and effect. No


                                   Page A-11
violation of any of such Permits has occurred, and to the best of Xtrana's knowledge, no proceedings to terminate, revoke, limit or impair any material Permit are pending or threatened.

        2.20 CUSTOMERS AND SUPPLIERS. SCHEDULE 2.20 sets forth the: (a) top ten customers of Xtrana, based on net sales for the year ended December 31, 1999; and (b) top five suppliers of Xtrana, based on dollar volume of purchases for the year ended December 31, 1999.

        2.21   INTELLECTUAL PROPERTY.

        (a) Except for Third-Party Intellectual Property licensed to Xtrana pursuant to an agreement listed in SCHEDULE 2.21(C)(II) and Xtrana Intellectual Property licensed to Third Parties, as disclosed in SCHEDULE 2.21(C)(I), Xtrana owns, solely and exclusively, and free and clear of any Third-Party Right, all title to and rights in all Xtrana Intellectual Property that is used in the business of Xtrana as currently conducted.

        (b) SCHEDULE 2.21(B) lists all patents, patent applications, trademarks, trade names, service marks and copyrights included in Xtrana Intellectual Property which have been registered, issued or applied for and the jurisdictions in which such Xtrana Intellectual Property right has been issued, registered or applied for.

        (c) SCHEDULE 2.21(C)(I) lists all licenses, sublicenses and other agreements, written or unwritten, to which Xtrana is a party and pursuant to which any Person is authorized to use, resell, sublicense, or market or distribute any product currently marketed or presently planned to be marketed by Xtrana or any component or predecessor of any such product. SCHEDULE 2.21(C)(II) lists all Third-Party Intellectual Property which is incorporated in or is a part of any products which Xtrana has sold, resold, licensed or sublicensed, or which is material to the current operations of Xtrana, other than (in the case of Third-Party Intellectual Property used internally only) readily obtainable, standard products with wide retail distribution. Xtrana has, and at the relevant times in the past had, all necessary rights to resell or distribute any hardware, software or products produced by a third party which it resells or distributes or has resold or distributed. Xtrana is not in material violation of any license, sublicense or agreement described in SCHEDULE 2.21(C)(I) OR (II). To the best of Xtrana's knowledge, neither Xtrana nor any of its products or operations is in material violation of or materially infringes any Third-Party Intellectual Property. Xtrana has not received any claim that it has lost or will lose any rights of Xtrana under any licenses to Third-Party Intellectual Property to which Xtrana is a party. The execution and delivery of this Agreement by Xtrana and the consummation of the transactions contemplated hereby will not cause Xtrana to be in violation or default under any such license, sublicense or agreement nor entitle any other party to any such license, sublicense or agreement to terminate or modify such license, sublicense or agreement. Xtrana has not assigned or licensed to any third party any right, title or interest in Xtrana Intellectual Property. Xtrana is not contractually obligated to pay any compensation to any third party for the use of Xtrana Intellectual Property or the Third-Party Intellectual Property.

        (d) To Xtrana's knowledge, there is no material unauthorized use, disclosure, infringement or misappropriation of any Xtrana Intellectual Property or any Third-Party Intellectual Property licensed by or through Xtrana by any third party, including without limitation any employee or former employee of Xtrana. Xtrana has not entered into any agreement to indemnify any other person against any charge of infringement of any Third-Party Intellectual Property, other than indemnification provisions contained in purchase orders arising in the ordinary course of business.

        (e) To Xtrana's knowledge, all patents, registered trademarks, registered service marks and registered copyrights held by Xtrana are valid and subsisting. To Xtrana's knowledge, there is no assertion or claim (or basis therefor) challenging the validity of any Xtrana Intellectual Property. Xtrana has not been sued in any suit, action or proceeding, or otherwise notified of any claim, which involves a claim of infringement of any patent, trademark, service mark, copyright or violation of any


                                   Page A-12
trade secret or other proprietary right of any third party. Neither the conduct of the business of Xtrana as currently conducted nor the manufacture, sale, licensing or use of any of the products of Xtrana as now manufactured, sold or licensed or used, infringes on or conflicts with, in any way, any trademark, trademark right, trade name, trade name right, service mark or copyright, or, to Xtrana's knowledge, any patent, patent right, industrial model or invention, of any third party that individually or in the aggregate has or is reasonably likely to have a Material Adverse Effect. To Xtrana's knowledge and except as set forth on SCHEDULE 2.21(E), no third party is challenging the ownership by Xtrana, or the validity or effectiveness of, any of Xtrana Intellectual Property. Xtrana has not brought any action, suit or proceeding for infringement of Xtrana Intellectual Property or breach of any license or agreement involving Xtrana Intellectual Property against any third party. There are no pending, or to Xtrana's knowledge, threatened interference, re-examinations, oppositions or nullities involving any patents, patent rights or applications therefor of Xtrana. To Xtrana's knowledge, there is no breach or violation by a third party of, or actual or threatened, loss of rights under, any licenses to which Xtrana is a party.

        (f) Xtrana has secured written assignments from all current and former consultants and employees who contributed to the creation or development of Xtrana Intellectual Property currently being provided or marketed to customers or currently being used by Xtrana of the rights to such contributions that Xtrana does not already own by operation of law, recognizing Xtrana's ownership of all such Xtrana Intellectual Property and agreeing to hold such of it as is not protected by patents, patent applications or copyright (the "XTRANA CONFIDENTIAL INFORMATION") in confidence and not to use any such Confidential Information except in connection with such consultant's or employee's work for Xtrana.

        (g) Xtrana has taken all commercially reasonable steps to protect and preserve the confidentiality of all Xtrana Confidential Information. All use, disclosure or appropriation of Xtrana Confidential Information by or to a third party has been pursuant to the terms of a written confidentiality or nondisclosure agreement between Xtrana and such third party.

        2.23 ENVIRONMENTAL MATTERS. There are no Hazardous Materials used or present at any location used by Xtrana in the conduct of its business, except for (i) any Hazardous Materials constituting normal office supplies and (ii) those Hazardous Materials listed on SCHEDULE 2.23 (the "PERMITTED HAZARDOUS MATERIALS"). To the best of Xtrana's knowledge, no location currently or previously used by Xtrana is contaminated by any Hazardous Material, other than, with respect to Xtrana's current facilities, the presence of the Permitted Hazardous Materials; PROVIDED, HOWEVER, that all Permitted Hazardous Materials are used, stored and maintained in compliance with all governmental safety standards and usual and customary standards applied in the biotechnology industry. There are no environmental materials or conditions, including on-site or off-site disposal or releases of Hazardous Materials that could reasonably be expected to have a Material Adverse Effect. To the best of Xtrana's knowledge, no event has occurred and no activity has been or is being conducted by Xtrana or any other Person which has resulted or could reasonably result in contamination of any location currently or previously used by Xtrana by any Hazardous Material, other than, with respect to Xtrana's current facilities, the presence of the Permitted Hazardous Materials; PROVIDED, HOWEVER, that all Permitted Hazardous Materials are used, stored and maintained in compliance with all governmental safety standards and usual and customary standards applied in the biotechnology industry. Xtrana has not received any written communication from any Governmental Agency alleging that Xtrana or any premises currently or previously occupied by Xtrana is contaminated by any Hazardous Materials or in violation of any Environmental Requirement. To the best of Xtrana's knowledge, no Government Agency has commenced any investigation or proceeding with respect to the contamination of any location currently or previously used by Xtrana by any Hazardous Material.

        2.24 ILLEGAL PAYMENTS. To the best of Xtrana's knowledge, none of Xtrana or any director, officer, employee, or agent of Xtrana has, directly or indirectly, paid or delivered any fee, commission, or other sum of money or item of property however characterized to any broker, finder, agent, government official, or other person, in the United States or any other country, in any manner related to the business


                                   Page A-13
or operations of Xtrana, which Xtrana or any such director, officer, employee, or agent knows or has reason to believe to have been illegal under any law.

        2.25 BOARD OF DIRECTORS APPROVAL. The Board of Directors of Xtrana has unanimously approved this Agreement and the Merger and unanimously recommended this Agreement and the Merger to Xtrana's stockholders. Such approval and recommendation have not been modified or withdrawn and are in full force and effect on the date hereof.

        2.26 REPRESENTATIONS. No representation or warranty by Xtrana in this Agreement (including without limitation the Schedules and Exhibits attached hereto), or in any document furnished by Xtrana at the Closing pursuant hereto contains any untrue statement of a material fact or omits to state a fact necessary to make the statements contained in such representation or warranty not misleading.

        2.27 BROKERS. Except with respect to its retention of Arthur P. Gould & Co. and Claremont York Capital ("CLAREMONT"), Xtrana has not retained or otherwise engaged or employed any broker, finder or any other Person, or paid or agreed to pay any fee or commission to any agent, broker, finder or other Person, for or on account of acting as a finder or broker in connection with this Agreement or the transactions contemplated hereby.

        2.28 PROXY STATEMENT. None of the information supplied by Xtrana or its attorneys specifically for inclusion in the Proxy Statement (the "XTRANA PROXY INFORMATION") shall, as of the date such information is supplied, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, to the extent that any Xtrana Proxy Information becomes false or misleading due to the passage of time, Xtrana shall timely supplement such information so as to correct any material false or misleading statements contained therein.

        2.29 KNOWLEDGE OF XTRANA. For the purposes of this Agreement, references to "THE BEST OF XTRANA'S KNOWLEDGE" shall mean the actual knowledge of those individuals set forth in SCHEDULE 2.29 (the "XTRANA PRINCIPALS"), or knowledge that a person in the Principal's position would be reasonably expected to know, after appropriate consultation with the employees, directors and stockholders of Xtrana most likely to have knowledge of the subject matter of such representation and warranty; provided, however, if in the course of such consultation, a Xtrana Principal becomes aware of an omission or fact that in his or her reasonable judgment warrants further investigation, that such Xtrana Principal shall perform whatever further investigation he or she deems appropriate and the information obtained in such investigation becomes actual knowledge of such Principal.

                                   ARTICLE III

                     BIOPOOL REPRESENTATIONS AND WARRANTIES

        Except as disclosed in Biopool Disclosure Schedule attached as EXHIBIT F, Biopool represents and warrants to Xtrana as set forth below:

        3.1    CAPITAL STOCK.

        (a) CAPITALIZATION. The authorized capital stock of Biopool consists of 50,000,000 shares of Common Stock. As of the date hereof, (i) 8,319,951 shares of Biopool Common Stock were outstanding, all of which were validly issued, fully paid and nonassessable and not subject to preemptive rights; (ii) no shares of Common Stock and no shares of Preferred Stock were held in the treasury of the Biopool; (iii) 1,088,333 shares of Common Stock were reserved for issuance upon the exercise of outstanding stock options granted pursuant to the Biopool Stock Option Plan; (iv) 335,000 shares of Common Stock were reserved for issuance upon the exercise of outstanding warrants (other than the


                                   Page A-14

Biopool Warrant); (v) no Biopool Subsidiary owned any shares of Biopool's capital stock; and (vi) there were no securities of any subsidiary of Biopool or any other Person outstanding which are convertible into or exercisable or exchangeable for capital stock of Biopool. Except as set forth above, no shares of capital stock or other voting securities of Biopool have been issued, are reserved for issuance or are outstanding.

        (b) OTHER SECURITIES. Except for the Biopool Warrant and the Claremont Warrant, and as otherwise disclosed in SCHEDULE 3.1(B) of the Biopool Disclosure Schedule, there are no existing rights, options, warrants, calls, subscriptions, convertible securities or other securities, agreements, commitments, or obligations which would require Biopool or any of its subsidiaries to issue or sell shares of Common Stock, Preferred Stock or any other equity securities, or securities convertible into or exchangeable or exercisable for shares of Common Stock, Preferred Stock or any other equity or debt securities of Biopool or any of its subsidiaries. Except as disclosed in SCHEDULE 3.1(B), Biopool has no commitments or obligations to purchase or redeem any shares of Common Stock.
SCHEDULE 3.1(B) of the Biopool Disclosure Schedule contains a complete and accurate list of all outstanding Options and warrants and the exercise price thereof.

        (c) DIVIDENDS. Biopool has not declared or paid any dividend or made any distribution in respect of any of its capital stock, or directly or indirectly redeemed, purchased or otherwise acquired any capital stock issued by it, and no Person has any right to require Biopool to redeem, purchase or otherwise reacquire any capital stock issued by Biopool.

        (d) VALIDITY OF SHARES. All of the issued and outstanding capital stock of Biopool has been duly and validly authorized, validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), and is fully paid and nonassessable and free and clear of all Liens imposed by or through Biopool.

        3.2 CORPORATE ORGANIZATION. Biopool is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business and is in good standing in all jurisdictions in which such qualification is required and where the failure to be so qualified would have a Material Adverse Effect. Biopool has all requisite power and authority to own and operate its Property and to carry on its business as now conducted or as presently proposed to be conducted.

        3.3 AUTHORITY; ENFORCEABILITY. Biopool has all requisite power and authority under applicable corporate law to execute and deliver this Agreement and to perform the transactions contemplated hereby and, subject to approval of the Merger by the shareholders of Biopool as contemplated by Section 4.1 (the "BIOPOOL STOCKHOLDER APPROVAL"), to consummate the Merger. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Biopool (subject to the Biopool Shareholder Approval), and no other approval on the part of Biopool is necessary under applicable corporate law for the execution, delivery and performance of this Agreement. This Agreement constitutes a legal, valid and binding obligation of Biopool, enforceable against Biopool in accordance with its terms, subject to general limitations on the availability of equitable remedies and the effect of bankruptcy, insolvency, reorganization and other laws of general application affecting the enforcement of creditors' rights.

        3.4    INTELLECTUAL PROPERTY.

        (a) Except for Third-Party Intellectual Property licensed to Biopool pursuant to an agreement listed in SCHEDULE 3.4(C)(II) and Biopool Intellectual Property licensed to Third Parties, as disclosed in SCHEDULE 3.4(C)(I), Biopool owns, solely and exclusively, and free and clear of any Third-Party Right, all title to and rights in all Biopool Intellectual Property that is used in the business of Biopool as currently conducted.


                                   Page A-15

        (b) SCHEDULE 3.4(B) lists all patents, patent applications, trademarks, trade names, service marks and copyrights included in Biopool Intellectual Property which have been registered, issued or applied for and the jurisdictions in which such Biopool Intellectual Property right has been issued, registered or applied for.

        (c) SCHEDULE 3.4(C)(I) lists all licenses, sublicenses and other agreements, written or unwritten, to which Biopool is a party and pursuant to which any Person is authorized to use, resell, sublicense, or market or distribute any product currently marketed or presently planned to be marketed by Biopool or any component or predecessor of any such product. SCHEDULE 3.4(C)(II) lists all Third-Party Intellectual Property which is incorporated in or is a part of any products which Biopool has sold, resold, licensed or sublicensed, or which is material to the current operations of Biopool, other than (in the case of Third-Party Intellectual Property used internally only) readily obtainable, standard products with wide retail distribution. Biopool has, and at the relevant times in the past had, all necessary rights to resell or distribute any hardware, software or products produced by a third party which it resells or distributes or has resold or distributed. Biopool is not in material violation of any license, sublicense or agreement described in SCHEDULE 3.4(C)(I) OR (II). To the best of Biopool's knowledge, neither Biopool nor any of its products or operations is in material violation of or materially infringes any Third-Party Intellectual Property. Other than the Agen Patent Claim, Biopool has not received any claim that it has lost or will lose any rights of Biopool under any licenses to Third-Party Intellectual Property to which Biopool is a party. The execution and delivery of this Agreement by Biopool and the consummation of the transactions contemplated hereby will not cause Biopool to be in violation or default under any such license, sublicense or agreement nor entitle any other party to any such license, sublicense or agreement to terminate or modify such license, sublicense or agreement. Biopool has not assigned or licensed to any third party any right, title or interest in Biopool Intellectual Property. Biopool is not contractually obligated to pay any compensation to any third party for the use of Biopool Intellectual Property or the Third-Party Intellectual Property.

        (d) To Biopool's knowledge, there is no material unauthorized use, disclosure, infringement or misappropriation of any Biopool Intellectual Property or any Third-Party Intellectual Property licensed by or through Biopool by any third party, including without limitation any employee or former employee of Biopool. Biopool has not entered into any agreement to indemnify any other person against any charge of infringement of any Third-Party Intellectual Property, other than indemnification provisions contained in purchase orders arising in the ordinary course of business.

        (e) To Biopool's knowledge, all patents, registered trademarks, registered service marks and registered copyrights held by Biopool are valid and subsisting. To Biopool's knowledge, there is no assertion or claim (or basis therefore) challenging the validity of any Biopool Intellectual Property. Other than the Agen Patent Claim, Biopool has not been sued in any suit, action or proceeding, or otherwise notified of any claim, which involves a claim of infringement of any patent, trademark, service mark, copyright or violation of any trade secret or other proprietary right of any third party. Neither the conduct of the business of Biopool as currently conducted nor the manufacture, sale, licensing or use of any of the products of Biopool as now manufactured, sold or licensed or used, infringes on or conflicts with, in any way, any trademark, trademark right, trade name, trade name right, service mark or copyright, or, to Biopool's knowledge, any patent, patent right, industrial model or invention, of any third party that individually or in the aggregate has or is reasonably likely to have a Material Adverse Effect. To Biopool's knowledge and except as set forth on SCHEDULE 3.4(E), no third party is challenging the ownership by Biopool, or the validity or effectiveness of, any of Biopool Intellectual Property. Biopool has not brought any action, suit or proceeding for infringement of Biopool Intellectual Property or breach of any license or agreement involving Biopool Intellectual Property against any third party. There are no pending, or to Biopool's knowledge, threatened interference, re-examinations, oppositions or nullities involving any patents, patent rights or applications therefore of Biopool. To Biopool's knowledge, there is no breach or violation by a third party of, or actual or threatened, loss of rights under, any licenses to which Biopool is a party.


                                   Page A-16

        (f) Biopool has secured written assignments from all current and former consultants and employees who contributed to the creation or development of Biopool Intellectual Property currently being provided or marketed to customers or currently being used by Biopool of the rights to such contributions that Biopool does not already own by operation of law, recognizing Biopool's ownership of all such Biopool Intellectual Property and agreeing to hold such of it as is not protected by patents, patent applications or copyright (the "BIOPOOL CONFIDENTIAL INFORMATION") in confidence and not to use any such Confidential Information except in connection with such consultant's or employee's work for Biopool.

        (g) Biopool has taken all commercially reasonable steps to protect and preserve the confidentiality of all Biopool Confidential Information. All use, disclosure or appropriation of Biopool Confidential Information by or to a third party has been pursuant to the terms of a written confidentiality or nondisclosure agreement between Biopool and such third party.

        3.5 NO CONSENTS REQUIRED. Other than the Biopool Stockholder Approval, there are no approvals, authorizations, consents, orders or other actions of, or filings with, any Person that are required to be obtained or made by Biopool in connection with the execution of, and the consummation of the transactions contemplated under, this Agreement.

        3.6 VALIDITY OF MERGER SHARES. Upon delivery of the certificates for the Merger Shares pursuant to the terms of this Agreement, due countersignature of the certificates by Biopool's transfer agent and delivery to Xtrana Shareholders receiving Merger Shares pursuant to this Agreement, the Merger Shares to be issued by Biopool represented thereby will be duly authorized and validly issued, fully paid and nonassessable.

        3.7 SEC REPORTS. Since the date Biopool became subject to the reporting requirements of the Exchange Act, Biopool has filed all required forms, reports and documents with the Securities and Exchange Commission (the "SEC") required to be filed by it pursuant to the federal securities laws and the SEC rules and regulations thereunder (collectively, the "SEC REPORTS"), all of which have complied as of their respective filing dates in all material respects with all applicable requirements of the Securities Act of 1933 (the "SECURITIES ACT") and the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), and the rules promulgated thereunder. None of the SEC Reports at the time filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        3.8 FINANCIAL STATEMENTS. The financial statements of Biopool included in SEC Reports (including the notes thereto) (the "BIOPOOL FINANCIAL STATEMENTS") at the time filed complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Biopool and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (and include, in the case of any unaudited interim financial statements, reasonable accruals for normal year-end adjustments). No subsidiaries of Biopool are required to file periodic reports with the SEC under the Exchange Act. Except as disclosed in the SEC Reports, since December 31, 1999, there has not occurred any change or event which has resulted in a Material Adverse Effect on the business condition of Biopool.

        3.9 ABSENCE OF CERTAIN CHANGES. Except as disclosed in SCHEDULE 3.9 of the Disclosure Schedule, since December 31, 1999 Biopool has no Liabilities required to be disclosed or accrued in financial statements prepared in accordance with GAAP, other than those: (i) accrued or disclosed in the Biopool Financial Statements; (ii) incurred in the ordinary course of business after December 31, 1999,


                                   Page A-17

(iii) for legal and accounting fees and expenses incurred by Biopool in connection with the transactions contemplated hereby, (iv) expressly set forth in this Agreement (including without limitation disclosures in Schedules hereto) or (v) which are, in the aggregate, not material to the financial condition of Biopool. To Biopool's knowledge, the Liabilities of Biopool that are not required to be disclosed or accrued in financial statements prepared in accordance with GAAP, and that are not disclosed in Biopool Financial Statements or in this Agreement, are not likely to have, individually or in the aggregate, a Material Adverse Effect on Biopool.

        3.10   LEGAL PROCEEDINGS.

        (a) Except for the Agen Patent Claim and as disclosed in the SEC Reports filed prior to the date hereof, to the best of Biopool's knowledge there is no action, suit, proceeding or investigation pending in any court or before any arbitrator or before or by any Governmental Agency against Biopool or any of its Properties or business and, to the best of Biopool's knowledge there is no such action, suit, proceeding or investigation threatened.

        (b) Biopool has never been notified in writing that it has been subject to an audit, compliance review, investigation or like contract review by the U.S. General Services Administration or any other Governmental Agency in connection with any government contract (a "GOVERNMENT AUDIT"). To Biopool's knowledge, no Government Audit is threatened and no basis exists for a finding of noncompliance with any material provision of any government contract or for a material refund of any amounts paid or owed to Biopool by any Governmental Agency pursuant to such government contract.

        3.11 INSURANCE. SCHEDULE 3.11 lists and describes briefly all binders and policies of liability, theft, fire and other forms of property/casualty insurance and surety bonds, insuring Biopool or its Properties, assets and business as of the date hereof. All policies and binders listed in SCHEDULE 3.11 are valid and in good standing and in full force and effect and the premiums have been paid. With the exception of those claims listed in SCHEDULE 3.11(B), there are no outstanding claims under such policies or binders and Biopool has not received any notice of cancellation, general disclaimer of liability or non-renewal of any such policy or binder.

        3.12 COMPLIANCE WITH INSTRUMENTS, ORDERS AND LEGAL REQUIREMENTS. To the best of Biopool's knowledge, Biopool is not in material violation of, or in default in any material respect with respect to, any term or provision of its Certificate of Incorporation or Bylaws, or any Order or any Legal Requirement known by Biopool to be applicable to it. No investigation by any Governmental Agency of any alleged violation or noncompliance with any Law is pending, or, to the best of Biopool's knowledge, threatened.

        3.13 REPRESENTATIONS. No representation or warranty by Biopool in this Agreement (including without limitation the Schedules and Exhibits attached hereto), or in any document furnished by Biopool at the Closing pursuant hereto contains any untrue statement of a material fact or omits to state a fact necessary to make the statements contained in such representation or warranty not misleading.

        3.14   EMPLOYMENT AND BENEFIT MATTERS; CONTRACTORS.

        (a) SCHEDULE 3.14(A) lists all of Biopool's employment contracts, arrangements, plans with any agent, employee, officer, director or shareholder, and contracts or arrangements providing for bonuses, profit sharing payments, deferred compensation, stock options, stock purchase rights, retainer, consulting, incentive, severance pay or retirement benefits, life, medical or other insurance or any other employee benefits or any other payments, "fringe benefits" or perquisites which are not terminable at will without liability to Biopool or which are subject to ERISA.


                                   Page A-18

        (b) Biopool has not entered into any union contracts, collective bargaining agreements or similar agreements with employee organizations or groups, nor, to Biopool's knowledge, has Biopool ever participated in or contributed to any single employer defined benefit plan or multi-employer plan within the meaning of ERISA Section 3(37), nor is Biopool currently engaged in any labor negotiations, excepting minor grievances, nor is Biopool the subject of any union organization effort. There is no labor dispute, strike, or work stoppage pending against Biopool business. Biopool has no ERISA Affiliates.

        (c) True and correct copies of each plan listed in SCHEDULE 3.14(c) that is subject to ERISA (a "BIOPOOL ERISA PLAN") and related trust agreements, insurance contracts, summary descriptions, and Biopool Option Plan have been delivered or made available to Xtrana by Biopool. Biopool has also delivered or made available to Xtrana a copy of, in the case of each Biopool ERISA Plan intended to qualify under Section 401(a) of the Code, the most recent Internal Revenue Service letter as to its qualification under Section 401(a) of the Code. To Biopool's knowledge, nothing has occurred prior to or since the issuance of such letters to cause the loss of qualification under the Code of any of such plans.

        (d) To Biopool's knowledge, none of the Biopool ERISA Plans has participated in, engaged in or been a party to any prohibited transaction as defined in ERISA or the Code, and there are no material claims, pending (with service or other notice) or overtly threatened, involving any plan listed in
Schedule 3.14(c). To Biopool's knowledge, there have been no violations of any reporting or disclosure requirements with respect to any Biopool ERISA Plan that would have a Material Adverse Effect on Biopool.

        (e) Biopool has no material liability for any excise tax imposed by Sections 4971, 4972, 4974, 4975, 4976, 4977, 4978, 4978B, 4979, 4979A, 4980 or
4980B of the Code.

        (f) Other than as disclosed in SCHEDULE 3.14, Biopool does not maintain any plans providing benefits within the meaning of Section 3(1) of ERISA (other than group health plan continuation coverage under 601 of ERISA and 4980B(f) of the Code) to former employees or retirees.

        3.15 BOARD OF DIRECTORS APPROVAL. The Board of Directors of Biopool has unanimously approved this Agreement and the Merger and will recommended this Agreement and the Merger to Biopool's stockholders. Such approval has not been modified or withdrawn and is in full force and effect on the date hereof.

        3.16 BROKERS. Other than as disclosed in SCHEDULE 3.16, Biopool has not retained or otherwise engaged or employed any broker, finder or any other Person, or paid or agreed to pay any fee or commission to any agent, broker, finder or other Person, for or on account of acting as a finder or broker in connection with this Agreement or the transactions contemplated hereby.

        3.17 CONTRACTS. Except to the extent disclosed in the SEC Reports,
SCHEDULE 3.17 lists all Contracts that affect Biopool, its business, Properties, assets, operations or financial condition, other than Contracts entered into in the ordinary course of Biopool's business and no one of which contemplates performance by Biopool during a period of more than one year or involves commitments for sale or purchase in excess of $50,000 and except for Contracts fully performed or terminable at will without liability to Biopool. To Biopool's knowledge, each Contract disclosable on SCHEDULE 3.17 or disclosed in the SEC Reports (a "BIOPOOL DISCLOSABLE CONTRACT") is, in all material respects, valid and enforceable by Biopool in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally, and (ii) as the remedy of specific performance and other forms of injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. To Biopool's knowledge, neither Biopool nor any other party to any Biopool Disclosable


                                   Page A-19

Contract, is in breach of any Biopool Disclosable Contract, except for such breaches as, taken in the aggregate, would not have a Material Adverse Effect on Biopool.

        3.18 CORPORATE DOCUMENTS. Biopool has furnished or made available to Xtrana or its representatives true, correct and complete copies of: (a) the Certificate of Incorporation and Bylaws of Biopool in effect as of the date hereof; (b) the minute books of Biopool containing all records required to be set forth of all proceedings, consents, actions and meetings of the shareholders and board of directors of Biopool from January 1, 1997 through the present; (c) all material Permits and Orders with respect to Biopool; and (d) the stock ledger of Biopool setting forth all issuances and transfers of any capital stock of Biopool.

        3.19 PROXY STATEMENT. The Proxy Statement will comply in all material respects with the Exchange Act, except that no representation or warranty is made by Biopool with respect to information supplied by or on behalf of Xtrana, or any affiliate of Xtrana, specifically for inclusion in the Proxy Statement. None of the information supplied by Biopool or its attorneys specifically for inclusion in the Proxy Statement (the "BIOPOOL PROXY INFORMATION") shall, as of the date such information is supplied, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, to the extent that any Biopool Proxy Information becomes false or misleading due to the passage of time, Biopool shall timely supplement such information so as to correct any material false or misleading statements contained therein. The letter to stockholders, notice of meeting, proxy statement and form of proxy to be distributed to stockholders in connection with the Merger, and any schedule required to be filed with the SEC in connection therewith, together with any amendments or supplements thereto, are collectively referred to herein as the "PROXY STATEMENT."

        3.20   TAXES.

        (a) Biopool has filed all Tax Returns that it has been required to file. All such Tax Returns were correct and complete in all material respects. All Taxes owed by Biopool (whether or not shown on any Tax Return) have been paid. For any Taxes that have not been paid, Biopool has established reserves on its books that equal or exceed those required by GAAP. No claim has ever been made by a Governmental Agency in a jurisdiction where Biopool does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Liens on any of the assets of Biopool that arose in connection with any failure (or alleged failure) to pay any Tax.

        (b) Biopool has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other Person, except for amounts not due as of the Closing for which Biopool has withheld but not yet paid.

        (c) To the best of Biopool's knowledge, no Governmental Agency is expected to assess any additional Taxes for any period for which Tax Returns have been filed. There is no pending or, to the best of Biopool's knowledge, threatened dispute or claim of any Governmental Agency relating to any Tax Liability of Biopool.

        (d) No consent has been filed under Section 341(f) of the Code with respect to Biopool.

        (e) There is no Contract covering any Person that, individually or collectively, as a consequence of the Merger could give rise to the payment of any amount that would not be deductible by Biopool by reason of Section 280G of the Code.


                                   Page A-20

        3.21 KNOWLEDGE OF BIOPOOL.For the purposes of this Agreement, references to "THE BEST OF BIOPOOL'S KNOWLEDGE" shall mean the actual knowledge of those individuals set forth in SCHEDULE 3.21 (the "BIOPOOL PRINCIPALS"), or knowledge that a person in the Principal's position would be reasonably expected to know, after appropriate consultation with the employees, directors and stockholders of Biopool most likely to have knowledge of the subject matter of such representation and warranty; provided, however, if in the course of such consultation, a Biopool a Principal becomes aware of an omission or fact that in his or her reasonable judgment warrants further investigation, that such Biopool Principal shall perform whatever further investigation he or she deems appropriate and the information obtained in such investigation becomes actual knowledge of such Principal.

                                   ARTICLE IV

                                    COVENANTS

        4.1 SPECIAL MEETING. Each of Biopool and Xtrana shall (a) call and hold, in accordance with the DGCL, a special meeting of stockholders (or, if appropriate, an annual meeting of stockholders); or (b) in the case of Xtrana, solicit written consents of each of its respective stockholders, for the purpose of considering and voting upon the adoption of this Agreement and the approval of the Merger in accordance with the DGCL.

        4.2 REASONABLE BEST EFFORTS, NO INCONSISTENT ACTION. Each party will use its reasonable best efforts to cause the conditions over which it has control to be satisfied on or before the Closing. No party will take any action which will foreseeably result in the nonsatisfaction of any conditions stated in SECTION 5 or SECTION 6 on or before the Closing. The parties hereto will use their respective reasonable best efforts to (a) obtain all material consents, authorizations, orders and approvals of or from private parties or Governmental Agencies, required, proper or advisable in connection with this Agreement and the Merger; and (b) resolve any action, suit, proceeding or investigation which shall have been instituted or which a Governmental Agency shall have indicated its intention to institute which jeopardizes the Merger.

        4.3 ACCESS. Subject to the terms of that certain Non-Disclosure Agreement between the parties, dated March 2, 2000, between the date of this Agreement and the Closing or any earlier termination of this Agreement in accordance with its terms, each of Biopool and Xtrana will (a) give the other and its authorized representatives access to its books, records, Properties, officers, attorneys and accountants and permit the other to make inspections and copies of such books and records; and (b) furnish the other with such financial information and operating data and other information with respect to its business and Properties, and to discuss with the other and its authorized representative its affairs, all as the other may from time to time reasonably request for the purposes of this Agreement, during normal office hours. Any on-site visit shall be subject to reasonable advance notice and to being accompanied by an officer or designated employee of the party receiving the on-site visit. No information furnished pursuant to this SECTION 4.3 or otherwise known shall affect any representation, warranty or condition in this Agreement.

        4.4 NO SOLICITATION OR NEGOTIATION. Until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, neither party nor any of its officers, employees, agents, and representatives (including, without limitation, any investment banker, attorney or accountant) shall, directly or indirectly, take any action to (a) encourage, solicit, entertain, initiate or accept the submission of any Acquisition Proposal or any inquiries with respect thereto; (b) enter into any agreement for or relating to a Third-Party Transaction; or (c) participate in any way in discussions or negotiations with, or furnish any non-public information to, any Person in connection with any Acquisition Proposal. Each of Biopool and Xtrana are obligated to (a) inform the other immediately upon receipt of any third party solicitation, proposal or bona fide inquiry that either party or any of their respective representatives may receive regarding an Acquisition Proposal; or of any request for such information, including in each case


                                   Page A-21
a copy thereof and all other particulars thereof, (b) keep the other fully apprised of all developments therein on a current basis; and (c) immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Person conducted heretofore with respect to any Acquisition Proposal.

        4.6 INTERIM FINANCIAL INFORMATION. Each of Biopool and Xtrana will supply to the other unaudited consolidated monthly financial statements within 30 business days of the end of each month ending between the date of the respective party's interim statements and the Closing or any earlier termination of this Agreement in accordance with its terms, prepared on a basis consistent with the unaudited consolidated financial statements for the preceding months. For purposes of these statements, employee bonuses and similar expenses may be accrued based on actual results for the year to date and budgeted results for the balance of the year.

        4.7 INTERIM CONDUCT OF BUSINESS. Concurrently with the execution of this Agreement, Biopool will enter into a Management Services Agreement with Xtrana, pursuant to which John H. Wheeler will act as Biopool's chief operating officer until the Effective Time, in the form attached hereto as EXHIBIT I. Except as set forth immediately above or disclosed in SCHEDULE 2.6, from the date of this Agreement until the Closing or any earlier termination of this Agreement in accordance with its terms, unless approved by the other party in writing, each of Biopool and Xtrana will operate its business consistently with past practice and in the ordinary course of business, and will not:

        (a) merge or consolidate with or agree to merge or consolidate with, or sell or agree to sell all or substantially all of its Property to, or purchase or agree to purchase all or substantially all of the Property of, or otherwise acquire, any other Person or a division thereof, except as provided in this Agreement;

        (b) amend its certificate of incorporation or by-laws;

        (c) make any changes in its accounting methods, principles or practices, except as required by GAAP;

        (d) sell, consume or otherwise dispose of any Property, except in the ordinary course of business consistent with past practice;

        (e) authorize for issuance, issue, sell or deliver any additional shares of its capital stock of any class or any securities or obligations convertible into shares of its capital stock or issue or grant any option, warrant or other right to purchase any shares of its capital stock of any class, other than, in each case, the issuance of common stock pursuant to the exercise of the options and warrants disclosed in such party's Schedules to this Agreement;

        (f) declare any dividend on, make any distribution with respect to, or redeem or repurchase, its capital stock except under existing repurchase agreements or obligations disclosed in such party's Schedules to this Agreement;

        (g) pay, discharge, settle or satisfy any claims, Liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge, settlement or satisfaction in the ordinary course of business consistent with past practice or in accordance with their terms, of claims, liabilities or obligations reflected or reserved against on the latest Financial Statement and other than the payment of expenses incurred in connection with the transactions contemplated hereby, or waive any material benefits of, or agree to modify in any materially adverse respect, any confidentiality, standstill or similar agreements;


                                   Page A-22

        (h) form any subsidiary;

        (i) except as otherwise contemplated by this Agreement or as required to comply with Legal Requirements or Contracts existing on the date hereof, (i) terminate, adopt, enter into or amend any collective bargaining agreement or Benefit Plan; (ii) increase in any manner the compensation or fringe benefits of, or pay any bonus to, any director, officer or employee (except in the case of employees who are not directors or officers for normal increases of cash compensation or cash bonuses in the ordinary course of business consistent with past practice); (iii) pay any benefit not provided for under any Benefit Plan;
(iv) increase in any manner the severance or termination pay of any director, officer or employee, (v) enter into (1) any employment, severance, termination or indemnification agreement; or consulting agreement with any current or former director, officer, employee or consultant or (2) any agreements with any current or former director, officer, employee or consultant the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction of the nature contemplated by this Agreement; (vi) grant any awards under any Benefit Plan (including the grant of options, stock appreciation rights, stock based or stock related awards, performance units or restricted stock or the removal of existing restrictions in any Benefit Plans or agreements or awards made thereunder); (vii) take any action to fund or in any other way secure the payment of compensation or benefits under any employee plan, contract, agreement or arrangement or Benefit Plan; or (viii) except to the extent required under any Benefit Plan on the date hereof, take any action to accelerate the vesting of payment of any compensation or benefit under any Benefit Plan;

        (j) cancel or allow to expire or be cancelled any insurance policy or binder listed in SCHEDULE 2.11 or SCHEDULE 3.11, as applicable, unless such policy or binder is replaced with a policy or binder providing comparable coverage;

        (k) enter into any exclusive license agreement or other license agreement having material terms not usually agreed to by such party in the ordinary course of its business.

        (l) authorize or enter into an agreement to do any of the foregoing.

        The transactions contemplated as part of the closing conditions, as set forth in Articles V and VI, shall not be deemed to be a violation of this
SECTION 4.7.

        4.8 EXPENSES. Each party to this Agreement will each pay all of its own costs and expenses incurred in connection with the transactions contemplated hereby including, without limitation, all fees and expenses of attorneys, accountants and financial advisors.

        4.9 EXCHANGE ACT REPORTING. Biopool will use its best efforts to remain a "reporting person" for purposes of the Exchange Act.

        4.10 STRUCTURE OF MERGER. In the event that after the Effective Time Biopool reasonably determines that in order to eliminate the need to obtain Third Party Action or for other proper reasons it would be desirable to effectuate the transactions described herein by means of a "reverse triangular merger" in which a subsidiary of Biopool is merged with and into Xtrana, with Xtrana to be the surviving corporation in such merger, and provided that such a structure will not materially prejudice Xtrana or its stockholders, then this Agreement will be revised accordingly and the parties will take such actions as are necessary to accomplish this alternative structure.

        4.11 PROXY STATEMENT. Biopool will prepare the Proxy Statement with such assistance from Xtrana as may be required.

        4.12 INFORMATION SUPPLIED. Each party to this Agreement will promptly inform the other of the occurrence of any event which should be included in an amendment or supplement to the Proxy


                                   Page A-23

Statement or any other such filing, agreement or document and of any discovery that any information supplied as described in this SECTION 4.12 no longer conforms with the requirements of this SECTION 4.12.

        4.13 PRESS RELEASES. Promptly after the Effective Time, Biopool and Xtrana will issue a mutually agreeable press release concerning the transactions contemplated hereby. The parties hereto will consult and cooperate with each other and agree upon the terms and substance of all press releases, announcements and public statements with respect to this Agreement and the Merger, PROVIDED, HOWEVER, that such consultation and cooperation shall not interfere with any obligation of either party hereto to disclose any information as required by applicable law.

        4.14 LOAN TO XTRANA. Following the execution of this Agreement, Biopool will, if requested by Xtrana, promptly make the $1 million principal amount loan to Xtrana described in that certain letter agreement between such parties, dated March 10, 2000, on the terms and conditions set forth in such letter agreement.

        4.15 RULE 145 AFFILIATES. Prior to the Effective Time, Xtrana shall deliver to Biopool a letter identifying all persons who were, in Xtrana's reasonable judgment, at the record date for its stockholders meeting (or the record date for receipt of a written consent) to approve this Agreement and the Merger, "affiliates" of Xtrana for purposes of Rule 145 under the Securities Act ("RULE 145 AFFILIATES"). Each of such Rule 145 Affiliates will deliver to Biopool on or prior to the Effective Time a written agreement (the "AFFILIATE LETTER") in a usual and customary form for transactions of this type to the effect that such person will not offer to sell, sell or otherwise dispose of any Merger Shares except pursuant to an effective registration statement or in compliance with Rule 145, as amended from time to time, or in a transaction which, in the opinion of legal counsel reasonably satisfactory to Biopool, is exempt from the registration requirements of the Securities Act. Biopool shall be entitled to place legends as specified in such Affiliate Letters on the certificate evidencing any Merger Shares to be received by such Rule 145 Affiliates pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for Biopool Common Stock, consistent with the terms of such Affiliate Letters.

        4.16 REORGANIZATION. From and after the date hereof and until the Effective Time, none of Biopool, Xtrana or any of their respective Subsidiaries or other Affiliates shall knowingly take any action, or knowingly fail to take any action, that would jeopardize qualification of the Merger as a reorganization with the meaning of Section 368(a) of the Code. Following the Closing, the Surviving Corporation shall not take any action which would cause the Merger to fail to qualify as a "reorganization" within the meaning of
Section 368 of the Code. Each of Biopool and Xtrana shall reflect the Merger on their respective federal income tax returns as a Section 368(a)(1)(A) reorganization.

        4.17 MERGER TAX MATTERS. The parties hereto agree that neither of them, nor any of their respective Affiliates, nor their officers, directors, agents, or representatives have made any representation or warranty with respect to the tax consequences of the Merger for the shareholders of the other party.

                                    ARTICLE V

                       CONDITIONS TO BIOPOOL'S OBLIGATIONS

        The obligations of Biopool hereunder are subject to the satisfaction at or prior to the Closing of each of the following conditions, except as Biopool may have waived the same in writing in accordance with SECTION 9.1.

        5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 2 shall have been true in all material respects on the date of this Agreement and shall be true in all material respects at and as of immediately prior to the Closing with the same effect as though made at and as of immediately prior to the Closing. The updating of Schedules to disclose any changes in the


                                   Page A-24
underlying matters disclosed therein occurring from the date hereof to the Effective Time, which changes do not involve a reasonable possibility of a material loss to or restriction on Xtrana taken as a whole or a Material Adverse Effect, shall not constitute a failure of the condition set forth in this
SECTION 5.

        5.2 PERFORMANCE. Xtrana shall have performed and complied in all material respects with all covenants required under this Agreement to be performed or complied with by it on or before the Closing.

        5.3 CLOSING CERTIFICATE. Xtrana shall have delivered to Biopool a certificate dated as of the date of the Closing and signed by an officer of Xtrana representing and warranting that the conditions specified in SECTION 5.1 and SECTION 5.2 above are satisfied. Such certificate shall be deemed a representation and warranty of Xtrana under SECTION 2 for all purposes of this Agreement.

        5.4 THIRD-PARTY ACTION. All Third-Party Action (including, without limitation, the Hart-Scott Rodino waiting period, if any) required to be obtained by Xtrana in order to consummate the transactions contemplated hereby, other than any the absence of which, singularly or in the aggregate, would not have a material effect on the transactions contemplated hereby or a Material Adverse Effect on Biopool or Xtrana, shall have been taken.

        5.5 TRANSACTIONAL LITIGATION. No action, suit or proceeding before any Governmental Agency shall have been commenced and not dismissed, and no investigation by any Governmental Agency shall have been commenced or overtly threatened, against the parties hereto or any of their officers, directors or stockholders seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions or seeking damages in connection with any of such transactions.

        5.6 CORPORATE OR OTHER PROCEEDINGS. All corporate and other proceedings on the part of Xtrana in connection with the transactions to be consummated at the Closing, and all documents and instruments incident to such transactions, shall have been taken.

        5.7 OPINION OF COUNSEL. Biopool shall have received an opinion of Hogan & Hartson LLP, counsel to Xtrana, dated as of the Effective Time, substantially in the form attached hereto as EXHIBIT K.

        5.8 STOCKHOLDER APPROVAL. The Biopool Stockholder Approval and the Xtrana Stockholder Approval shall have been obtained in accordance with SECTION 4.1.

        5.9 GOOD STANDING. Biopool shall have received a good standing certificate for Xtrana from the Secretary of State of Delaware dated as of a date not earlier than ten (10) days prior to the Closing and an oral "bring down" from Secretary of State of Delaware on the date of the Closing.

        5.10 WHEELER EMPLOYMENT AGREEMENT. Biopool and John H. Wheeler shall have entered into an Employment Agreement, substantially in the form attached hereto as EXHIBIT L, pursuant to which Mr. Wheeler shall serve as the Surviving Corporation's chief executive officer immediately following the Effective Time.

                                   ARTICLE VI

                       CONDITIONS TO XTRANA'S OBLIGATIONS

        The obligations of Xtrana hereunder are subject to the satisfaction at or prior to the Closing of each of the following conditions, except as Xtrana may have waived the same in writing in accordance with Section 9.1.


                                   Page A-25

        6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 3 shall have been true in all material respects on the date of this Agreement and shall be true in all material respects at and as of immediately prior to the Closing with the same effect as though made at and as of immediately prior to the Closing. The updating of Schedules to disclose any changes in the underlying matters disclosed therein occurring from the date hereof to the Effective Time, which changes do not involve a reasonable possibility of a material loss to or restriction on Biopool taken as a whole or a Material Adverse Effect, shall not constitute a failure of the condition set forth in this Section 6.

        6.2 PERFORMANCE. Biopool shall have performed and complied in all material respects with all covenants required under this Agreement to be performed or complied with by it on or before the Closing.

        6.3 CLOSING CERTIFICATE. Biopool shall have delivered to Xtrana a certificate dated as of the date of the Closing and signed by officers of Biopool representing and warranting that the conditions specified in SECTION 6.1 and SECTION 6.2 above are satisfied. Such certificate shall be deemed a representation and warranty of Biopool under SECTION 3 for all purposes of this Agreement.

        6.4 THIRD-PARTY ACTION. All Third-Party Action (including, without limitation, the Hart-Scott Rodino waiting period, if any) required to be obtained by Biopool in order to consummate the transactions contemplated hereby, other than any the absence of which, singularly or in the aggregate, would not have a material effect on the transactions contemplated hereby or a Material Adverse Effect on Biopool or Xtrana, shall have been taken.

        6.5 TRANSACTIONAL LITIGATION. No action, suit or proceeding before any Governmental Agency shall have been commenced and not dismissed, and no investigation by any Governmental Agency shall have been commenced or overtly threatened, against the parties or any of their officers, directors or shareholders seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions or seeking damages in connection with any of such transactions.

        6.6 CORPORATE OR OTHER PROCEEDINGS. All corporate and other proceedings on the part of Biopool in connection with the transactions to be consummated at the Closing, and all documents and instruments incident to such transactions, shall have been taken.

        6.7 OPINION OF COUNSEL. Xtrana shall have received an opinion of Troop Steuber Pasich Reddick & Tobey, LLP, counsel to Biopool, dated as of the Closing, substantially in the form attached hereto as EXHIBIT M.

        6.8 SHAREHOLDER APPROVAL. The Biopool Stockholder Approval shall have been obtained in accordance with SECTION 4.1.

        6.9 GOOD STANDING. Xtrana shall have received a good standing certificate for Biopool from the Secretary of State of Delaware dated as of a date not earlier than ten (10) days prior to the Closing, and an oral "bring down" from the Secretary of State of Delaware on the date of the Closing.

                                   ARTICLE VII

                                 INDEMNIFICATION

        7.1 INDEMNIFICATION WITH RESPECT TO REPRESENTATIONS AND WARRANTIES. After the Effective Time, all rights, obligations and claims with respect to the representations and warranties made


                                   Page A-26
in or pursuant to this Agreement shall be determined exclusively in accordance with this ARTICLE VII. Such representations and warranties shall survive the Effective Time and any investigation made by the other party with respect thereto for a period of twelve months, in accordance with this SECTION 7.1. After the Effective Time, Arthur Harrison or such other individual as may be selected by the former Xtrana stockholders ("XTRANA'S POST-MERGER REPRESENTATIVE") shall act as the agent of Xtrana's pre-Merger stockholders for purposes of representing and protecting their interests under this ARTICLE VII. After the Effective Time, a committee consisting of the Biopool Continuing Directors ("BIOPOOL'S POST-MERGER REPRESENTATIVE") shall act as the agent of Biopool for purposes of representing and protecting its interests under this
SECTION 7.1. The Surviving Corporation shall cooperate with Xtrana's Post-Merger Representative and Biopool's Post-Merger Representative in connection with their reasonable performance of their responsibilities hereunder, including by providing them with access to information about the Surviving Corporation that is reasonably necessary for them to determine whether a claim for indemnification hereunder should be made.

        (a) Subject to SECTION 7.1(C), the Surviving Corporation will indemnify the Xtrana Indemnitee Parties (as defined below) and hold them harmless against and in respect of any and all Losses, which arise out of, result from or relate to:

            (i) the operation of the Surviving Corporation of the business of Xtrana, or the use or disposition by the Surviving Corporation of all or any part of the assets of Xtrana, after the Effective Time, assuming no material breach by Xtrana of any representations and/or warranties and no breach by Xtrana at or prior to the Effective Time of any of its covenants contained in this Agreement,

            (ii) any breach of or inaccuracy in any of the representations and warranties or covenants made by Biopool to Xtrana in this Agreement or in any certificate delivered by Biopool pursuant to this Agreement. As used herein, the "XTRANA INDEMNITEE PARTIES" means Xtrana's stockholders, Affiliates, officers, directors, employees and their respective successors, assigns, heirs and personal representatives.

        (b) Subject to SECTION 7.1(C), Xtrana will indemnify Biopool and hold it harmless against and in respect of any and all Losses, which arise out of, result from or relate to any breach of or inaccuracy in any of the representations and warranties or covenants made by Xtrana to Biopool in this Agreement or in any certificate delivered by Xtrana pursuant to this Agreement.

        (c) LIMITATIONS ON CLAIMS. No claim shall be payable under this Section
7.1 with respect to any representation or warranty unless and until the aggregate Losses owing under this SECTION 7.1 in respect of an Indemnitee (as defined below) and all claims against Biopool or the Xtrana Indemnitee Parties, as applicable (an "INDEMNITOR") exceed $50,000, in which case the Indemnitee shall be entitled to indemnification from the Indemnitor for all Losses without regard to such threshold. As used herein, an "INDEMNITEE" means either Biopool or one or more of the Xtrana Indemnitee Parties to the extent that such parties seek indemnification from the other pursuant to this SECTION 7.1. Notwithstanding the foregoing, Biopool's sole and exclusive remedy for indemnification claims against Xtrana under this Agreement shall consist of its right to set off any Losses against the Escrow Shares, and the Xtrana Indemnitee Parties' sole and exclusive remedy for indemnification claims against Biopool under this Agreement shall consist of their right to receive additional shares of the Surviving Corporation's Common Stock, PROVIDED, HOWEVER, in no event shall the aggregate number of such shares exceed 1,030,641 (the "XTRANA INDEMNIFICATION SHARES"), in either case pursuant to the procedure described in
SECTION 7.2 hereof. No claim shall be payable with respect to any representation or warranty unless such claim is asserted within twelve months after the Effective Time (the "INDEMNIFICATION TERMINATION PERIOD"). For the purposes of this SECTION 7.1(C), a month shall be deemed to elapse at 5:00 p.m. California time on the day of the month on which the Effective Time occurred. (For example, if the Effective Time occurs on June 26, 2000, the sixth month would be deemed to elapse at 5:00 p.m. California time on December 26, 2000.) All Escrow Shares not then subject to indemnification claims


                                   Page A-27
under SECTION 7.1 hereof shall be released to the Xtrana's pre-Merger stockholders upon the expiration of the Indemnification Termination Period.

        7.2    COMPENSATION FOR INDEMNIFIED LOSSES.

        (a) Losses for which Indemnitees are entitled to indemnification under
SECTION 7.1 shall, after the Merger, be reimbursed as determined pursuant to this Section 7.2. To initiate a claim, the Indemnitee shall deliver a notice of claim to the Xtrana Post-Merger Representative or Biopool Post-Merger Representative, as applicable. The notice shall include a description in reasonable detail of the amount and nature of any Losses that the Indemnitee claims have been suffered and the amount thereof sought to be indemnified. If the Indemnitor decides to dispute the claim, it shall, within 30 days after receipt of the notice or claim, give counter-notice to the Indemnitee setting forth in reasonable detail the basis for disputing the claim. If, within 30 days after the giving of a counter-notice by Indemnitor, the parties have not reached agreement as to the indemnification claim in question, then the claim for indemnification shall be submitted to and be settled by arbitration as provided below. If the Xtrana Post-Merger Representative submitted the claim, and no counter-notice is given, the Xtrana Indemnitee Party shall receive such number of Xtrana Indemnification Shares that when multiplied by the Market Price (as of the date the counter-notice was due, or if the parties subsequently settle their dispute, as of the date of such settlement) is equal to the amount of the award, up to a maximum of the number of Xtrana Indemnification Shares not previously issued pursuant to this ARTICLE VII (for purposes of this SECTION 7.2, the "MARKET PRICE" shall mean the average of the closing bid and asked prices for the Surviving Corporation's Common Stock, as reported by Nasdaq for the over the counter market, for the ten trading day period ending on the day such determination is made). If Biopool's Post-Merger Representative submitted the claim, and no counter-notice is given, the number of Escrow Shares shall be permanently reduced by that number of shares, that when multiplied by the Market Price (as of the date the counter-notice was due, or if the parties subsequently settle their dispute, as of the date of such settlement) is equal to the amount of the award, up to a maximum of the number of Escrow Shares not previously cancelled and removed from escrow as a result of indemnification awards pursuant to SECTION 7.1 hereof.

        (b) Any dispute arising out of ARTICLE VII shall be settled by binding arbitration conducted in accordance with the commercial arbitration rules of the American Arbitration Association then in effect, and the exclusive venue for such arbitration shall be Denver, Colorado. Upon resolution of the dispute, if an Xtrana Indemnitee Party is determined to be entitled to an indemnification award, such party shall receive such number of Indemnification Shares that when multiplied by the Market Price (as of such date) is equal to the amount of the award, up to a maximum of the number of Xtrana Indemnification Shares not previously issued pursuant to this ARTICLE VII. If Biopool is determined by the arbitrator to be entitled to an indemnification award, it shall permanently reduce the number of Escrow Shares by that number of Escrow Shares, that when multiplied by the Market Price (as of such date) is equal to the amount of the award, up to a maximum of the number of Escrow Shares not previously cancelled and removed from escrow as a result of indemnification awards pursuant to
SECTION 7.1 hereof.

        7.3 INDEMNIFICATION OF POST-MERGER REPRESENTATIVES. Each of the Xtrana Post-Merger Representative and the Biopool Post-Merger Representative shall be indemnified and held harmless by the Surviving Corporation for all actions taken in connection with this ARTICLE VII to the fullest extent permitted by Delaware law. Prior to the Effective Time, the Surviving Corporation shall enter into an indemnification agreement with each such Representative, to become effective as of the Effective Time, effectuating this indemnification obligation.

                                  ARTICLE VIII

                                   TERMINATION

        8.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing:


                                   Page A-28

        (a) by written mutual agreement of the parties upon the authorization of their respective Boards of Directors, notwithstanding approval of this Agreement by their shareholders or stockholders, as the case may be;

        (b) by either party if there shall have been a material breach of any representation, warranty, covenant, condition or agreement set forth in this Agreement on the part of the other, which breach shall not have been cured within ten (10) days following receipt by the breaching party of notice of such breach

        (c) by either party if any permanent injunction or other Order of a court of other competent authority preventing the consummation of the Merger shall have become final and nonappealable;

        (d) by either party if the parties fail to obtain all material governmental, authorizations, consents and approvals necessary for the valid consummation of the Merger; despite the exercise of their reasonable best efforts to do so, or

        (e) by either party if the Merger shall not have been consummated on or before November 30, 2000, PROVIDED that the initiating party is not in material default of its obligations under this Agreement.

        In the event of a termination of this Agreement by either party as provided in subsections (a)-(e) above, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of the parties or their respective officers or directors, except with respect to willful material breach of any provision of this Agreement prior to such termination and except that SECTION 4.2 (Non-Disclosure) and SECTION 4.8 (Expenses) hereof shall continue in effect.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

        9.1 COMPLETE AGREEMENT; WAIVER AND MODIFICATION; NO THIRD PARTY BENEFICIARIES. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties other than the Biopool Warrant, the Xtrana Warrant and the Letter Agreement dated March 10, 2000 between Biopool and Xtrana, which Letter Agreement shall continue in effect until the Closing, and will thereafter be superseded. There are no representations or warranties by any party except those expressly stated or provided for herein, any implied warranties being hereby expressly disclaimed. There are no covenants or conditions except those expressly stated herein. No amendment, supplement or termination of or to this Agreement, and no waiver of any of the provisions hereof, shall be binding on a party unless made in a writing signed by such party. This Agreement may be modified by mutual agreement of the parties as authorized by their respective boards of directors, notwithstanding approval hereof and thereof by the stockholders of the parties. Nothing in this Agreement shall be construed to give any Person other than the express parties hereto any rights or remedies.

        9.2 NOTICES. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be given by delivery (by mail or otherwise) or transmitted to the address or facsimile number listed below, and will be effective (in all cases) upon receipt. Without limiting the generality of the foregoing, a mail, express, messenger or other receipt signed by any Person at such address shall conclusively evidence delivery to and receipt at such address, and any printout showing successful facsimile transmission of the correct total pages to the correct facsimile number shall conclusively evidence transmission to and receipt at such facsimile number.


                                   Page A-29

               (a)    If to Xtrana:

               XTRANA, INC.
               717 Yosemite Circle
               Denver, CO 80230
               Attention:  John H. Wheeler
               Facsimile:

               with a copy to:

               Hogan & Hartson, LLP
               1800 Broadway, Suite 200
               Boulder, Colorado 80302
               Attention:  William Roberts
               Facsimile:  (720) 406-5301

        (b)    If to Biopool:

               BIOPOOL INTERNATIONAL, INC.
               6025 Nicolle Street
               Ventura, CA 93003
               Attention:  Michael Bick, Ph.D.
               Facsimile:

               with a copy to:

               TROOP STEUBER PASICH REDDICK & TOBEY, LLP
               2029 Century Park East, 24th Floor
               Los Angeles, CA 90067
               Attention:  Scott Alderton
               Facsimile:  (310) 728-2222

        Any party may change its address or facsimile number for purposes of this Section 9.2 by giving the other party written notice of the new address or facsimile number in accordance with this Section 9.2, PROVIDED it is a normal street address, or normal operating facsimile number, in the continental United States.

        9.3 LAW GOVERNING. This Agreement shall be interpreted in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflicts of laws. The exclusive venue for all disputes arising hereunder shall be in Denver, Colorado.

        9.4 HEADINGS; REFERENCES; "HEREOF;" INTERPRETATION. The Article and Section headings in this Agreement are provided for convenience only, and shall not be considered in the interpretation hereof. References herein to Articles, Sections, Exhibits or Schedules refer, unless otherwise specified, to the designated Article, Section of or Exhibit or Schedule to this Agreement. Terms such as "HEREIN," "HERETO" and "HEREOF" refer to this Agreement as a whole. This Agreement has been negotiated at arm's length between parties sophisticated and knowledgeable in the matters addressed in this Agreement. Each of the parties has been represented by experienced and knowledgeable legal counsel. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purpose of the parties and this Agreement.


                                   Page A-30

        9.5 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators and successors of the parties hereto, but no right or liability or obligation arising hereunder may be assigned by any party hereto.

        9.6 COUNTERPARTS, SEPARATE SIGNATURE PAGES. This Agreement may be executed in any number of counterparts, or using separate signature pages. Each such executed counterpart and each counterpart to which such signature pages are attached shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

        9.7 SEVERABILITY. In the event any of the provisions of this Agreement shall be declared by a court or arbitrator to be void or unenforceable, then such provision shall be severed from this Agreement without affecting the validity and enforceability of any of the other provisions hereof, and the parties shall negotiate in good faith to replace such unenforceable or void provisions with a similar clause to achieve, to the extent permitted under law, the purpose and intent of the provisions declared void and unenforceable.

        9.8    [INTENTIONALLY OMITTED]

        9.9 FURTHER ASSURANCES. From time to time following the Closing, the parties will execute and deliver such instruments and take such other actions (each at the requesting party's expense, limited to the reasonable out of pocket costs of the performing party) as may be reasonably required to (i) carry out the intent of this Agreement and the Merger, and (ii) confirm the consummation of the transactions contemplated hereby.

                                    ARTICLE X

                                    GLOSSARY

        ACQUISITION PROPOSAL - any proposed Acquisition Transaction.

        ACQUISITION TRANSACTION - any merger, acquisition, sale, consolidation or similar transaction involving all or any significant portion of the assets or ownership of the designated party or a transaction in which any Person shall acquire Beneficial Ownership or the right to acquire Beneficial Ownership, or any Group shall have been formed which has Beneficial Ownership or has the right to acquire Beneficial Ownership, of more than 50 percent of the outstanding shares of common stock of the designated party.

        ADDITIONAL SHARES - 1.7(a) hereof.

        ADDITIONAL WARRANT SHARES - 1.7(d) hereof.

        AFFILIATE LETTER - 4.15 hereof.

        AFFILIATES - a person or entity within the meaning of Rule 144 under the 1933 Act.

        AGEN PATENT CLAIM - the claims and causes of action set forth in the Complaint styled "Agen Biomedical Ltd v. Biopool International, Inc.", filed on or about March 10, 2000, in the United States District Court for the Northern District of California, docket no. C 00 0852 PJH.

        BENEFICIAL OWNERSHIP - the meanings stated in Regulation 13D-G under the Securities Exchange Act of 1934, as amended.

        BENEFIT PLAN - contracts or arrangements providing for bonuses, profit sharing payments, deferred compensation, stock options, stock purchase rights, retainer, consulting, incentive, severance pay


                                   Page A-31
or retirement benefits, life, medical or other insurance or any other employee benefits or any other payments, "fringe benefits" or perquisites which are not terminable at will without liability.

        BIOPOOL COMMON STOCK - the common stock, par value $0.01 per share, of Biopool.

        BIOPOOL CONFIDENTIAL INFORMATION - 3.4(f) hereof.

        BIOPOOL CONTINUING DIRECTORS - Michael Bick, Ph.D., Douglass Ayer and Price Paschall.

        BIOPOOL DISCLOSABLE CONTRACT - has the meaning given in Section 3.17.

        BIOPOOL ERISA PLAN - 3.14(c) hereof.

        BIOPOOL FINANCIAL STATEMENTS - 3.8 hereof.

        BIOPOOL INTELLECTUAL PROPERTY - Intellectual Property used in the business of Biopool as currently conducted and presently planned to be conducted, other than Third-Party Intellectual Property.

        BIOPOOL OPTIONS - options to purchase Biopool Common Stock issued pursuant to the Biopool Stock Option Plan or any predecessor plan.

        BIOPOOL POST-MERGER REPRESENTATIVE - 7.2 hereof.

        BIOPOOL PRINCIPALS - 3.21 hereof.

        BIOPOOL PROXY INFORMATION - 3.19 hereof.

        BIOPOOL STOCKHOLDER APPROVAL - 3.3 hereof.

        BIOPOOL STOCK OPTION PLAN - the 1993 Stock Option Plan of Biopool.

        BIOPOOL WARRANT - a warrant to purchase 1,658,588 shares of Biopool Common Stock, dated March 30, 2000, granted to Xtrana.

        CERTIFICATE - 1.7(a) hereof.

        CLAREMONT - 2.27 hereof

        CLAREMONT SHARES - 1.7(d) hereof.

        CLAREMONT WARRANT - 1.7(d) hereof.

        CLOSING - 1.1 hereof.

        CLOSING DATE - the date on which the Closing occurs.

        CONTRACT - any agreement, contract, lease, license, promissory note, conditional sales contract, indenture, mortgage, deed of trust, stipulation, consent decree, consent order, settlement, accord, commitment, undertaking, instrument or arrangement of any kind, whether or not in writing, and whether with a private party or a Governmental Agency.

        CONVERTIBLE SECURITIES - 1.7(d) hereof.

        DELAWARE SECRETARY OF STATE - 1.3 hereof.


                                   Page A-32

        DGCL - General Corporation Law of the State of Delaware.

        EARNOUT PERIOD - 1.12 hereof.

        EARNOUT SHARES - 1.12 hereof.

        EARNOUT TARGET - 1.12 hereof.

        EFFECTIVE TIME - 1.3 hereof.

        ENVIRONMENTAL REQUIREMENT - any Legal Requirement relating to pollution, waste, disposal, industrial hygiene, land use or the protection of human health, safety or welfare, plant life or animal life, natural resources, wetlands, endangered or threatened species or habitat, the environment or property, including without limitation those pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of Hazardous Materials, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Material, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature.

        ERISA - the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

        ERISA AFFILIATE - any company which, as of the relevant measuring date under ERISA, is or was a member of a controlled group of corporations or trades or businesses (as defined in Sections 414(b), (c), (m) or (o) of the Code) of which the designated party either is or was a member.

        ESCROW AGREEMENT - 1.7(a) hereof.

        ESCROW SHARES - 1.7(a) hereof.

        EXCHANGE ACT - 3.7 hereof. EXTENDED EARNOUT PERIOD - 1.12 hereof.

        EXTENDED EARNOUT TARGET - 1.12 hereof.

        EXTENDED MAXIMUM TARGET - 1.12 hereof.

        GAAP - generally accepted accounting principles applied on a consistent basis, as set forth in authoritative pronouncements which are applicable to the circumstances as of the date in question. The requirement that such principles be applied on a "CONSISTENT BASIS" means that accounting principles observed in the period in question are comparable in all material respects to those applied in the preceding periods, except as change is permitted or required under or pursuant to such accounting principles.

        GOULD SHARES - 1.7(d) hereof.

        GOULD WARRANT - 1.7(d) hereof.

        GOVERNMENTAL AGENCY - any agency, department, board, commission, district or other public organ, whether federal, state, local or foreign.

        GOVERNMENT AUDIT - 2.17(b) hereof.


                                   Page A-33

        GROSS REVENUES - (i) all revenues received by the Surviving Corporation from grants and contracts between it and any Person, other than grants or contracts in existence at the Effective Time between Biopool and any Person or grants or contracts that Biopool was negotiating or had applied for as of the Effective Time and (ii) all revenues from the sales of products not currently offered or under development by Biopool as of the date hereof, less shipping costs, charge-backs, customs duties, taxes (other than income taxes), third party license fees and other similar items that do not actually represent revenue to the Surviving Corporation.

        HAZARDOUS MATERIAL - all or any of the following: (i) any substance the presence of which requires investigation or remediation under any applicable law or regulation; (ii) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "HAZARDOUS SUBSTANCES," "HAZARDOUS MATERIALS," "HAZARDOUS WASTES," "TOXIC SUBSTANCES," or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity or "EP toxicity;" (iii) any petroleum products, explosives or radioactive materials; and (iv) asbestos in any form or electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

        HOLDBACK SHARES - 1.7(a) hereof

        INDEMNIFICATION TERMINATION PERIOD - 7.1(c) hereof.

        INDEMNITEE - 7.1(c) hereof.

        INDEMNITOR - 7.1(c) hereof.

        INTELLECTUAL PROPERTY - any or all of the following and all rights associated therewith: (i) all domestic and foreign patents and applications therefore and all reissues, divisions, renewals, extensions, continuations and continuations-in-part thereof; (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, proprietary rights and processes, know how, technology rights and licenses, research and development in progress, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) all copyrights, copyrights registration and applications therefore, and all other rights corresponding thereto throughout the world; (iv) all mask works, mask work registrations and applications therefore; (v) all industrial designs and any registrations and applications therefore; (vi) all trade names, logos, common law trademarks and service marks; trademark and service mark registrations and applications therefore and all goodwill associated therewith; and (vii) all computer software including all source code, object code, firmware, development tools, files, records and data, all media on which any of the foregoing is recorded, all documentation related to any of the foregoing.

        LEGAL REQUIREMENT - a statute, regulation, ordinance or similar legal requirement, whether federal, state, local or foreign, or any requirement of a permit or other authorization issued by a Governmental Agency.

        LETTER OF TRANSMITTAL - 1.8(a) hereof.

        LIABILITIES - all liabilities, including without limitation any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, fixed or contingent, asserted or unasserted, liquidated or unliquidated, secured or unsecured.

        LIEN - any lien, security interest, mortgage, deed of trust, pledge, hypothecation, capitalized lease or interest or right for security purposes.


                                   Page A-34

        LOSSES - all losses, costs, claims, demands, actions, suits, proceedings, assessments, expenses, liabilities, damages and judgments (including interest, penalties and reasonable attorneys' fees and reasonable out-of-pocket costs and the reasonable fees and out-of-pocket costs of other professional advisors).

        MAXIMUM TARGET - 1.12 hereof.

        MARKET PRICE - 7.2(a) hereof.

        MATERIAL ADVERSE EFFECT - a material adverse effect on the business, assets, Properties, Liabilities, financial condition, results of operations or business of the designated party.

        MERGER - Recitals.

        MERGER CONSIDERATION - 1.7(a) hereof.

        MERGER SHARE CERTIFICATES - the stock certificates to be issued to the former Xtrana stockholders evidencing the Merger Shares.

        MERGER SHARES - the shares of Common Stock of the Surviving Corporation to be received as the Merger Consideration, including the Xtrana Indemnification Shares, if any, and the Additional Shares, if any.

        ORDER - any judgment, injunction, order or similar mandatory direction of, or stipulation or agreement filed with, a Governmental Agency, court, judicial body, arbitrator or arbitrage body.

        PERMIT - a permit, license, franchise, certificate of authority or similar instrument issued by a Governmental Agency.

        PERMITTED HAZARDOUS MATERIALS - 2.23 hereof.

        PERSON - a natural individual, corporation, partnership, limited liability company, trust, business trust, association or entity of any kind, including without limitation a Governmental Agency.

        PROPERTY - any interest in real, personal or mixed property, whether tangible or intangible, including without limitation cash.

        PROXY STATEMENT - the proxy statement the be prepared by Xtrana and Biopool relating to the solicitation of votes of the shareholders of Biopool approving this Agreement, the Merger and the transactions contemplated by this Agreement.

        RULE 145 AFFILIATES - 4.15 hereof.

        SEC - 3.7 hereof.

        SEC REPORTS - 3.7 hereof.

        SECURITIES ACT - 3.7 hereof.

        SURVIVING CORPORATION - 1.2 hereof.

        TAX - any federal, state, local or foreign tax, assessment, duty, fee and other governmental charge or imposition of any kind, whether measured by properties, assets, wages, payroll, purchases, value


                                   Page A-35
added, payments, sales, use, business, capital stock, surplus or income, and any addition, interest, penalty, deficiency imposed with respect to any Tax.

        TAX RETURNS - all returns, reports, estimates, information returns and statements required to be filed in respect of any Taxes.

        THIRD-PARTY ACTION - any consent, waiver, approval, license or other authorization of, or notice to, or filing with, any other Person, whether or not a Governmental Agency, and the expiration of any associated mandatory waiting period.

        THIRD-PARTY INTELLECTUAL PROPERTY - all written, and all material unwritten, licenses, sublicenses and other agreements pursuant to which the designated party is authorized to use, resell or distribute any third-party Intellectual Property, including without limitation software, open-source, freeware, shareware and hardware.

        THIRD-PARTY RIGHT - any Lien on any Property of the Person in question, or any right (other than the rights of the designated party hereunder) (i) to acquire, lease, use, dispose of, vote or exercise any right or power conferred by any Property of such Person, or (ii) restricting the Person's right to lease, use, dispose of, vote or exercise any right or power conferred by any Property of such Person.

        THIRD-PARTY TRANSACTION - an Acquisition Transaction with a Person unrelated to this Agreement and the transactions contemplated hereunder.

        THRESHOLD TARGET - 1.12 hereof.

        XTRANA ANNUAL STATEMENTS - 2.6(a) hereof.

        XTRANA CERTIFICATE OF INCORPORATION - that certain Certificate of Incorporation of Molecular Innovations, Inc. filed with the Delaware Secretary of State on October 7, 1997 and that certain Certificate of Amendment To The Certificate of Incorporation of Molecular Innovations, Inc., filed with the Delaware Secretary of State on January 31, 2000.

        XTRANA COMMON STOCK - the common stock, par value $0.01 per share, of Xtrana.

        XTRANA CONFIDENTIAL INFORMATION - 2.21(f) hereof.

        XTRANA DISCLOSABLE CONTRACTS - 2.14 hereof.

        XTRANA DISCLOSABLE LEASES - 2.10 hereof.

        XTRANA ERISA PLAN - 2.13(c) hereof.

        XTRANA FINANCIAL STATEMENTS - 2.6(a) hereof.

        XTRANA INDEMNIFICATION SHARES - 7.1(c) hereof.

        XTRANA INDEMNITEE PARTIES - 7.1(a)(ii) hereof.

        XTRANA INTELLECTUAL PROPERTY - Intellectual Property used in the business of Xtrana as currently conducted and presently planned to be conducted, other than Third-Party Intellectual Property.

        XTRANA INTERIM STATEMENT - 2.6(a) hereof.

        XTRANA PREFERRED  STOCK- Section 2.1.


                                   Page A-36

        XTRANA'S POST-MERGER REPRESENTATIVE - 7.2 hereof.

        XTRANA PRINCIPALS - 2.29 hereof.

        XTRANA'S PROXY INFORMATION - 2.28 hereof.

        XTRANA STOCKHOLDER APPROVAL - 2.3 hereof.

         XTRANA WARRANT - that certain warrant to purchase 25,278 shares of Xtrana Common Stock, dated March 30, 2000, granted to Biopool.


                            [Signature Page Follows]


                                   Page A-37

        IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization as of the date first written above.

BIOPOOL INTERNATIONAL, INC.                      XTRANA, INC.


/S/ MICHAEL D. BICK, PH.D.                       /S/ JOHN H. WHEELER
------------------------------                   ------------------------------

Name: Michael D. Bick, Ph.D.                     Name: John H. Wheeler

Title: Chief Executive Officer                   Title: Chief Executive Officer


                                   Page A-38

                                                                     APPENDIX B

                        DELAWARE GENERAL CORPORATION LAW

                          SECTION 262. APPRAISAL RIGHTS


        (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstick corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstick corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264 of
this title:

               (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Security Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

               (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                    a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

                    b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                    c. Cash in lieu of fractional shares or fractional
               depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or


                                    Page B-1

                    d. Any combination of the shares of stock, depository
               receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a.,
               b. and c. of this paragraph.

               (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

        (d) Appraisal rights shall be perfected as follows:

               (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger of consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

               (2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the


                                    Page B-2
          effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (b) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demand for appraisal under subsection (d) hereof, whichever is later.

        (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.


                                    Page B-3

        (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

        (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.


                                    Page B-4

                                                                     APPENDIX C

                              FINANCIAL STATEMENTS

                                       OF

                                  XTRANA, INC.




                                                             PAGE
Unaudited Condensed Financial
Statements for the period
ended March 31, 2000.................................         C-2

Financial Statements for the Years Ended
December 31, 1999 and 1998 and
Independent Auditors' Report.........................         C-5



                                    Page C-1

                                  XTRANA, INC.
                     (formerly Molecular Innovations, Inc.)

                            CONDENSED BALANCE SHEETS
                          AS OF MARCH 31, 2000 AND 1999
                                 (in thousands)
                                    UNAUDITED
                                                            2000       1999
                                                           -------    -------
  ASSETS

  CURRENT ASSETS:

  Cash                                                      $   48    $  351
  Accounts receivable                                          129        88
  Prepaid expenses and other current assets                      8         1
                                                            ------    -------
  Total current assets                                         185       440

  Property and equipment, net                                    3
  Intellectual property, net                                    22        25
                                                            ------    -------
  TOTAL ASSETS                                              $  210    $  465
                                                            ======    =======
  LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

  CURRENT LIABILITIES:

  Accounts payable                                          $  167    $   60
  Accrued expense and other current liabilities                402       155
  Notes payable                                                412       412
                                                            ------    -------
  Total current liabilities                                    981       627

  Stockholder's equity                                         491       408
  Accumulated deficit                                      (1,262)     (570)
                                                            ------    -------
  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $  210    $  465
                                                            ======    =======



                                    Page C-2

                                  XTRANA, INC.
                     (formerly Molecular Innovations, Inc.)

                       CONDENSED STATEMENTS OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
                                 (in thousands)
                                    UNAUDITED
                                                2000        1999
                                               ------     -------
REVENUES                                       $  325      $  123

COST OF REVENUES                                  155          74
                                               ------      -------

GROSS PROFIT                                      170          49

OPERATING EXPENSES:

General and administrative                        163         147
Sales and marketing                                10          15
Research and development                            4          66
                                               ------      -------
Total operating expenses                          177         228
                                               ------      -------
LOSS FROM OPERATIONS                               (7)       (179)
                                               ------      -------

LOSS BEFORE PROVISION FOR INCOME TAXES             (7)       (179)

PROVISION FOR INCOME TAXES                          -           -
                                               ------      -------
NET LOSS                                       $   (7)     $ (179)
                                               =======     =======


                                    Page C-3

                                  XTRANA, INC.
                     (formerly Molecular Innovations, Inc.)

                       CONDENSED STATEMENTS OF CASH FLOWS
                           FOR THE THREE MONTHS ENDED
                             MARCH 31, 2000 AND 1999
                                 (in thousands)

                                    UNAUDITED

                                           2000        1999
                                         -------     --------
Operating activities                      $    2      $ (165)
Investing activities                           -           -
Financing activities                           -         412
                                         --------    ---------
Net increase in cash                      $    2      $  247
                                         ========    =========



                                    Page C-4

                                  XTRANA, INC.

                     (FORMERLY MOLECULAR INNOVATIONS, INC.)


                          AUDITED FINANCIAL STATEMENTS

                               FOR THE YEARS ENDED
                           DECEMBER 31, 1999 AND 1998
                        AND INDEPENDENT AUDITORS' REPORT



                                    Page C-5

                                  XTRANA, INC.
                     (FORMERLY MOLECULAR INNOVATIONS, INC.)


                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
INDEPENDENT AUDITORS' REPORT                                               1

FINANCIAL STATEMENTS:

Balance Sheets, December 31, 1999 and 1998                                2-3

Statements of Operations
   For the Years Ended December 31, 1999 and 1998                          4

Statements of Stockholders' Deficit
   For the Years Ended December 31, 1999 and 1998                          5

Statements of Cash Flows
   For the Years Ended December 31, 1999 and 1998                         6-7

Notes to Financial Statements                                             8-14


-----------------------------------------------------------------



                                    Page C-6

INDEPENDENT AUDITORS' REPORT

May 26, 2000

To the Board of Directors of
   Xtrana, Inc.:

We have audited the accompanying balance sheets of Xtrana, Inc. (formerly Molecular Innovations, Inc.) (the "Company") as of December 31, 1999 and 1998 and the related statements of operations, stockholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Xtrana, Inc. as of December 31, 1999 and 1998 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred losses from operations since inception, has a working capital deficit of $790,962 and has stockholders' deficit of $763,852. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/ Farber & Hass LLP
Oxnard, California


                                    Page C-7

                                  XTRANA, INC.

                     (FORMERLY MOLECULAR INNOVATIONS, INC.)



BALANCE SHEETS
DECEMBER 31, 1999 AND 1998
--------------------------
                                                          1999            1998
                                                          ----            ----
ASSETS

CURRENT ASSETS:
Cash                                                  $    46,333       $ 104,238
Accounts receivable                                       115,982          87,680
Prepaid expenses and other current assets                  10,135           1,242
                                                      -----------       ---------
Total current assets                                      172,450         193,160
                                                      -----------       ---------

EQUIPMENT:
Computer equipment                                          1,761
Office equipment                                            3,189
                                                      -----------
Total equipment                                             4,950
Less accumulated depreciation                              (1,225)
                                                      -----------
Property and equipment, net                                 3,725
                                                      -----------

OTHER ASSETS - Intellectual property,
  net of amortization                                       23,385          24,592
                                                       -----------       ---------

TOTAL ASSETS                                           $   199,560       $ 217,752
                                                       ===========       =========


                                   (Continued)


                                    Page C-8

                                  XTRANA, INC.

                     (FORMERLY MOLECULAR INNOVATIONS, INC.)


BALANCE SHEETS - CONTINUED
DECEMBER 31, 1999 AND 1998

                                                          1999               1998
                                                      -----------         ----------
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable                                      $   208,863          $  63,929
Accrued payroll and bonuses                               281,710            101,995
Notes payable                                             412,000
Accrued expenses and other current liabilities             11,322             33,993
Accrued interest                                           32,950
Deferred income                                            16,567
                                                      -----------          ---------
Total current liabilities                                 963,412            199,917
                                                      -----------          ---------

STOCKHOLDERS' EQUITY (DEFICIT):
Preferred stock, $.01 par value; 1,250,000
  shares authorized; 706,880 shares
   issued and outstanding                                   7,069              7,069
Common stock, $.01 par value; 4,000,000
   shares authorized; 1,710,000 shares
   issued and outstanding                                  17,100             17,100
Paid-in capital                                           466,671            384,271
Accumulated deficit                                    (1,254,692)          (390,605)
                                                      -----------           ---------
Total stockholders' equity (deficit)                     (763,852)            17,835
                                                      -----------           ---------

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY (DEFICIT)                      $   199,560          $ 217,752
                                                      ===========          =========


See accompanying notes to the financial statements.


------------------------------------------------------------------------


                                    Page C-9

XTRANA, INC.
(FORMERLY MOLECULAR INNOVATIONS, INC.)

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                   1999                  1998
                                                ----------             ---------
REVENUES                                        $  924,888             $ 317,204

COST OF REVENUES                                   437,492               259,432
                                                ----------             ---------
GROSS PROFIT                                       487,396                57,772
                                                ----------             ---------
OPERATING EXPENSES:
General and administrative                        520,527               240,229
Sales and marketing                               104,160                18,057
Research and development                          609,378               188,368
                                                ----------             ---------
Total operating expenses                        1,234,065               446,654
                                                ----------             ---------
LOSS FROM OPERATIONS                             (746,669)             (388,882)
                                                ----------             ---------
OTHER INCOME (EXPENSE):
Other income                                           44
Interest expense                                  (33,502)                 (163)
Convertible debentures - beneficial
  conversion feature                              (82,400)
                                                ----------            ---------
Other expense, net                                (115,858)                (163)
                                                ----------            ---------
LOSS BEFORE PROVISION FOR INCOME TAXES           (862,527)             (389,045)

PROVISION FOR INCOME TAXES                          1,560                 1,560
                                                ----------             ---------
NET LOSS                                       $ (864,087)            $(390,605)
                                               ===========            =========


See accompanying notes to the financial statements.


------------------------------------------------------------------------


                                   Page C-10

XTRANA, INC.
(FORMERLY MOLECULAR INNOVATIONS, INC.)


STATEMENTS OF STOCKHOLDERS' DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                         PREFERRED STOCK         COMMON STOCKd
                       --------------------   -------------------       PAID-IN      ACCUMULATED
                       OUTSTANDING   AMOUNT   OUTSTANDING  AMOUNT       CAPITAL        DEFICIT          TOTAL
                       -----------   ------   -----------  ------       -------      ------------      -------
BALANCE, JANUARY 1,

COMMON STOCK ISSUED:
Intellectual property                           830,000    $8,300       $(3,300)                       $ 5,000
Founders' shares                                970,000     9,700        (9,215)                           485

PREFERRED STOCK
ISSUED:
Class A for I.P.         400,000     $4,000                              16,000                         20,000
Class B for cash         262,880      2,629                             325,371                        328,000
Class C for cash          40,000        400                              49,600                         50,000
Class D for services       4,000         40                               4,960                          5,000

COMMON SHARES                                   (90,000)     (900)          855                            (45)

NET LOSS                                                                                $ (390,605)   (390,605)
                       ----------------------------------------------------------------------------------------
BALANCE, DECEMBER
31, 1998                  706,880     7,069   1,710,000     17,100      384,271           (390,605)     17,835

FAIR VALUE OF
BENEFICIAL
CONVERSION                                                               82,400                         82,400

NET LOSS                                                                                  (864,087)   (864,087)
                       ----------------------------------------------------------------------------------------
BALANCE, DECEMBER
31, 1999                  706,880    $7,069   1,710,000    $17,100     $466,671        $(1,254,692)  $(763,852)
                       ========================================================================================


See accompanying notes to the financial statements.


------------------------------------------------------------------------

                                   Page C-11

                                  XTRANA, INC.

                     (FORMERLY MOLECULAR INNOVATIONS, INC.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                        1999             1998
                                                     ----------       ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                             $(864,087)       $ (390,605)
Adjustments to reconcile net loss to
   net cash used by operating activities:
  Depreciation                                           1,225
  Amortization                                           1,207              848
   Stock issued for services                                              5,000
   Interest expense:
     Convertible debentures and notes                   82,400
   Changes in operating assets
     and liabilities:
     Accounts receivable                               (28,302)          (87,680)
    Prepaid expenses and other assets                   (8,893)           (1,242)
    Accounts payable and accrued expenses              122,263           97,967
    Interest payable                                    32,950
     Accrued payroll and related party                  179,715          101,995
     Deferred income                                     16,567
                                                      ---------        ---------
Net cash used by operating activities                  (464,955)        (273,717)
                                                      ---------        ---------
CASH FLOWS FROM INVESTING ACTIVITIES -
  Capital expenditures                                  (4,950)
                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of convertible notes            412,000
Payments for treasury shares                                                 (45)
Proceeds from issuance of preferred stock                                378,000
                                                      ---------        ---------
Net cash provided by financing activities              412,000           377,955
                                                     ----------        ---------
NET INCREASE (DECREASE) IN CASH                        (57,905)          104,238

CASH, BEGINNING OF YEAR                                104,238
                                                     ----------        ---------
CASH, END OF YEAR                                    $   46,333        $ 104,238
                                                     ==========        =========


                                   (Continued)


                                   Page C-12

                                  XTRANA, INC.

                     (FORMERLY MOLECULAR INNOVATIONS, INC.)

STATEMENTS OF CASH FLOWS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                        1999             1998
                                                     ----------       ----------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
  INFORMATION:
Cash paid during the year for:
  Interest                                            $     551       $     163
  Income taxes                                        $   3,120       $      -0-


In July 1998, the Company exchanged 400,000 shares of preferred stock and 830,000 shares of common stock for intellectual property valued at $25,000.


------------------------------------------------------------------------


                                   Page C-13

XTRANA, INC.
(FORMERLY MOLECULAR INNOVATIONS, INC.)


NOTES TO FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     DESCRIPTION OF BUSINESS - Xtrana, Inc. (formerly Molecular Innovations, Inc.) (the "Company") is engaged in the research and development of DNA analysis. The Company's approach enables DNA testing methods to be applied in industries and for applications where demand for a more sensitive approach previously was impractical. Inventing solutions to address the roadblocks of the practical use of Nucleic Acid Detection, proving feasibility and commercializing applications is the mission of the Company. For 1998 and 1999, the majority of the Company's revenue was derived from Government grants.

     The Company has incurred net operating losses since inception and expects to continue to incur such losses until the Company's business plan of transforming the Company from a research company to a commercial company is achieved. These and other factors have caused a liquidity problem at the Company. As discussed in Note 8, management of the Company plans to effect a merger with a California company engaged in the research, development, manufacture and marketing of diagnostic products sold on a worldwide basis.

     The accompanying financial statements were prepared assuming the Company will continue to operate on a going-concern basis and do not include any adjustments to the recorded amounts of assets or to the recorded amounts or classification of liabilities which would be required if the Company were unable to realize its assets and satisfy its liabilities and obligations in the normal course of business.

     CONCENTRATION OF CREDIT RISK - Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. Amounts due from Government agencies account for 100% of accounts receivable. The Company receives periodic progress payments on most contracts.



                                   Page C-14

     PERVASIVENESS OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FAIR VALUE OF FINANCIAL INSTRUMENTS - Based on borrowing rates currently available to the Company, the carrying value of all financial instruments potentially subject to valuation risk approximates fair value.

     OPERATING SEGMENT INFORMATION - The Company predominantly operates in one industry segment, bio-medical research. Substantially all of the Company's assets and employees are located at the Company's headquarters in Denver, Colorado.

     ACCOUNTING FOR CONVERTIBLE DEBT SECURITIES - The Company has issued convertible debt securities with a non-detachable conversion feature. The Company accounts for such securities in accordance with Emerging Issues Task Force Topic D-60. The Company has recorded the fair value of the beneficial conversion feature as interest expense and an increase to capital.

     PROPERTY AND EQUIPMENT - Property and equipment are stated at cost with depreciation provided over the estimated useful life of 3 to 5 years using the straight-line method.

     OTHER ASSETS - Other assets consist of intellectual property for which the Company is amortizing, using the straight-line method over 15 years.

     REVENUE RECOGNITION - The Company, for the years ended 1999 and 1998, records income based on a percentage of cost or milestone method for all Government contracts and grants. Costs are accumulated by contract or grant. Each contract is billed bi-weekly or monthly, based on incurred costs and estimated annual indirect rates. Actual indirect rate adjustments are then made at year-end, by contract or grant. Where costs exceed accumulated billings, the Company records an unbilled receivable, in excess of any billed receivables. Where billings exceed costs, the Company records a deferred revenue.

     RESEARCH AND DEVELOPMENT - The Company incurs research and development costs relating to DNA analysis. Research and development costs are expensed as incurred.


                                   Page C-15

     INCOME TAXES - The Company accounts for its income taxes under the provisions of Statement of Financial Accounting Standards 109 ("SFAS 109"). The method of accounting for income taxes under SFAS 109 is an asset and liability method. The asset and liability method requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases of other assets and liabilities. The provision for income taxes represents the Delaware corporate minimum franchise tax.

     NEW ACCOUNTING PRONOUNCEMENTS - SFAS No. 130, "Reporting Comprehensive Income", establishes standards for reporting and displaying comprehensive income and its components in financial statements. The Company adopted the provisions of SFAS No. 130 in 1998, but has had no elements of comprehensive income since inception.

     SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information", establishes a new model for segment reporting, called the "management approach" and requires certain disclosures for each segment. The management approach is based on the way the chief operating decision-maker organizes segments within a company for making operating decisions and assessing performance. The Company adopted the provisions of SFAS No. 131 in 1998, but currently operates in only one industry segment.

2.   AGREEMENTS

     INTELLECTUAL PROPERTY

     In July 1998, the Company entered into Intellectual Property Agreements with six employees of the Company. In exchange for assigning the Company all of the rights, title and interest in certain intellectual property and other rights relating to the development and commercialization of patent rights, the Company issued 830,000 shares of common stock.

     MEMORANDUM OF UNDERSTANDING

     In November 1997, the Company entered into an agreement with Bonfils Blood Center ("BBC") of Colorado and Immunilogical Associates of Denver ("IAD"). BBC and IAD received 400,000 shares of Series A Preferred stock of the Company in 1998, in consideration for the assignment to the Company of all rights of Intellectual Property relating to Nucleic Acid Detection technology, National Institute of Science and Technology ("NIST") grants and certain other property rights.

     As part of certain other property rights, BBC would make available to the Company, laboratory space on a temporary basis and certain equipment associated with the NIST grants.

     EMPLOYMENT AGREEMENTS

     In January 1998, the Company entered into several employment and memorandum agreements. Three employment agreements provide for a subjective and objective bonus of up to 30% of base salary. For the period ending December 31, 1999, the Company accrued $131,000 in bonuses which included amounts negotiated in the employment agreements.

     LICENSE

     The Company has license agreements with three companies. The agreements relate to certain proprietary rights relating to technology and marketing. For the period ending December 31,


                                   Page C-16

     1999, no royalty payments were due based on the terms of the agreements.

3.   CONVERTIBLE NOTES PAYABLE

     In January 1999, the Board approved the sale of up to $788,640 of 9% convertible notes due July 31, 2000. The notes are convertible into the common stock of the Company. The conversion to capital will be equal to 120% of the face amount of the notes. The notes range in face value from $10,000 to $300,000. Seven notes were issued for a total of $412,000.

4.   EQUITY

     SERIES A PREFERRED STOCK

     In July 1998, the Company created a new class of preferred stock entitled "Series A Preferred Stock". The Company issued 400,000 shares in exchange for assignment of intellectual property. This class has a $1 per share liquidation price, receives dividends based on an equivalent common dividend, may vote with the holders of common stock as a single class and has a mandatory conversion to common stock on a date of a qualified IPO or a conversion to common at the option of the holder, based on certain criteria.


SERIES B PREFERRED STOCK

     In July 1998, the Company created a new class of preferred stock entitled "Series B Preferred Stock". The Company may issue up to 460,000 shares at a purchase price of $25.00 per share. The issue was opened and closed on July 10, 1998, of which 262,880 shares were sold. This class receives dividends based on an equivalent common dividend, may vote with holders of common as a single class, and may be converted to common at the option of the holder, based on certain criteria.

SERIES C PREFERRED STOCK

     In July 1998, the Company created a new class of preferred stock entitled "Series C Preferred Stock". The Company may issue up to 60,000 shares at a purchase price of $25.00 per share. The issue was opened and closed on July 10, 1998, of which 40,000 shares were sold and 4,000 shares exchanged for services. This class receives dividends based on an equivalent common dividend, may vote with holders of common as a single class and has a mandatory conversion to common on a date of a qualified IPO or a conversion to common at the option of the holder, based on certain criteria.

     STOCK SPLIT

     In May 2000, the Board of Directors designated a 20-to-1 stock split to holders of record for Common stock, Preferred Series A, Preferred Series B and Preferred Series C. In conjunction with the split, the Board authorized an increase in capital to 5,250,000 shares at $.01 per share; 4,000,000 shares were designated as Common and 1,250,000 were designated as Preferred. The stock split has been retroactively reflected in the financial statements.


                                   Page C-17

5.   INCOME TAXES

     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets at December 31, 1999 are substantially composed of the Company's net operating loss carryforward, for which the Company has made a full valuation allowance.

     In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment.

     At December 31, 1999, the Company had a net operating loss carryforward for Federal income tax purposes of approximately $1.2 million, which is available to offset future taxable income, if any, through 2019.

6.   COMMITMENTS AND CONTINGENCIES

     The Company rents its facility on a month-to-month basis. Total rent expense in 1999 and 1998 was $34,180 and $17,095, respectively.

     The Company entered into a lease agreement for equipment starting July 31, 1998. The agreement expires in July 2001. Minimum lease payments due under the non-cancelable operating lease are as follows:

        2000                          $4,880
        2001                           2,847
                                      ------

        Total                         $7,727
                                      ======


7.   YEAR 2000 COMPLIANCE (UNAUDITED)

     The Company utilizes computer hardware and software in its operations. Any of the Company's programs that recognize a date using "00" as the year 1900 rather than the year 2000 could result in errors or system failures.

     The Company has completed an evaluation of its computer hardware and software and believes that its mission critical systems are Year 2000 compliant.

8.   MANAGEMENT PLANS (UNAUDITED)

     In April 2000, the shareholders of the Company initiated an agreement and plan of reorganization to merge with a publicly-held company in a related industry. The effect of the merger would be that all of the proprietary rights, privileges, powers and franchises of the Company would vest in the publicly-held company. All of the assets, debts, liabilities and duties of the Company would become those of the publicly-held company. Immediately following the merger, the shareholders of the Company will hold approximately 50% of the outstanding shares of the publicly-held company.


                                   Page C-18

     In connection with the agreement, each company received a warrant to purchase approximately 20 percent of the other company should the merger not be effected.

9.   SUBSEQUENT EVENTS (UNAUDITED)

SERIES D PREFERRED STOCK

     In April 2000, the Company created a new class of preferred stock entitled "Series D Preferred Stock". The Company may issue up to 200,000 shares at a purchase price of $4.00 per share. The issue was opened and closed in April 2000 of which, 168,500 shares were sold. This class receives dividends based on an equivalent common dividend, may vote with holders of common as a single class and has a mandatory conversion to common on a date of a qualified IPO or a conversion to common at the option of the holder, based on certain criteria.

     On April 25, 2000, the Board of Directors repriced the Series D issue to $3.00 per share. Each holder was given a proportionate increase in shares to a total of 224,667 shares.

SETTLEMENT AGREEMENT

     In February 1999, the Company entered into a financing, advisory and consulting agreement for the acquisition of working capital. As a result of such agreement, the Company subsequently initiated a merger agreement (see
     Note 8). In May 2000, the Board approved a settlement agreement with two companies in connection with the merger.

     One agreement allows for a 10-year warrant for 540,000 shares of the merged company, at a specified formula price, plus $300,000 which is payable by the Company.

     The second agreement allows for a 5-year warrant for 180,000 shares of the merged company, at a specified formula price, plus $175,000 which was paid by the Company.


-----------------------------------------------------------------------


                                   Page C-19

                                                                      APPENDIX D



                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                         OF BIOPOOL INTERNATIONAL, INC.
                                AND XTRANA, INC.

         The following pro forma condensed consolidated financial statements set forth certain summary unaudited pro forma combined financial data for Biopool after giving effect to the Merger, as if it had occurred as of the beginning of each of the periods presented. This information should be read in conjunction with the historical consolidated financial statements of Xtrana and Biopool including the notes thereto appearing elsewhere in this Proxy Statement or furnished with this Proxy Statement. The unaudited pro forma combined condensed balance sheets are not necessarily indicative of the actual financial position that would have existed had the Merger been consummated on the dates indicated or that may be achieved in the future. Assuming the consummation of the Merger, the actual financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including changes in value and changes in operating results between the dates of the unaudited pro forma financial data and the date on which the Merger takes place.

                  BIOPOOL INTERNATIONAL, INC. AND XTRANA, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2000
                                    UNAUDITED
                                 (in thousands)

                                                     -------------- -------------------------------
                                                         BIPL         Adjustments       Consol'd
                                                     -------------- -------------------------------
ASSETS
Current assets
        Cash and equivalents                                $2,567        (152)             $2,415
        Accounts receivable, net                             1,925                           2,054
        Inventories                                          2,078                           2,078

        Prepaid expense and other current assets               262           8                 270
        Deferred tax benefits                                  109                             109
        Net assets of discontinued operations                2,064                           2,064
                                                     --------------                   -------------
                Total current assets                         9,005                           8,990

        Property and equipment - net                         1,080           3               1,083

        Other assets                                         1,040       9,072              10,112
                                                     -------------- -----------       -------------

TOTAL ASSETS                                               $11,125       9,060             $20,185
                                                     ============== ===========       =============
LIABILITIES AND STOCKHOLDERS' EQUITY


        Total current liabilities                            $ 970         569              $1,539
        Deferred tax liability                                 126                             126
        Commitments and contingencies                            -                               -

Stockholders' equity
        Common stock                                            83          94                 177
        Additional paid-in capital                          10,621                          19,018
        Accumulated deficit                                   (347)                           (347)
        Accumulated other comprehensive loss                  (328)                           (328)
                                                     --------------                   -------------
                Total stockholders' equity                  10,029                          18,520
                                                     -------------- -----------       -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $11,125       9,060             $20,185
                                                     ============== ===========       =============

                  BIOPOOL INTERNATIONAL, INC. AND XTRANA, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000
                                    UNAUDITED
                      (in thousands except per share data)

                                                         ---------------------------   --------------------------
                                                             Income Statements                 Pro Forma
                                                         ---------------------------   --------------------------
                                                             BIPL        XTRANA         Adjust   Ref   Consol'd
                                                         ---------------------------   --------------------------
Sales                                                        $   2,409                                    $2,409
Contract revenues                                                           $   325                          325
                                                         ---------------------------                  -----------
              Total sales and revenues                           2,409          325                        2,734

Cost of sales                                                    1,162          155                        1,317
                                                         ---------------------------                  -----------

              Gross profit                                       1,247          170                        1,417
Operating expenses:

       Selling, general and administrative                         886          173          113  a        1,172
       Research and development                                     81            4
                                                         ---------------------------                  -----------
              Total operating expenses                             967          177                        1,257

Other income, net                                                   35                                        35
                                                         ---------------------------                  -----------

Income (loss) from continuing operations before taxes              315           (7)                         195

Income tax expense                                                 115                      (37)  b           78
                                                         ---------------------------                  -----------
Net income (loss)                                            $     200      $    (7)                       $ 117
                                                         ===========================                  ===========
Weighted average shares outstanding
       Basic                                                     8,294                     9,369          17,663
       Effect of dilutive shares                                    42                                        42
                                                         --------------                               -----------
       Diluted                                                   8,336                                    17,705
                                                         ==============                               ===========
Diluted and basic earnings per share
       Net income                                            $     0.02                                 $   0.01
                                                         ==============                               ===========

                  BIOPOOL INTERNATIONAL, INC. AND XTRANA, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                    UNAUDITED
                      (in thousands except per share data)

                                                        -------------------------  -------------------------
                                                           Income Statements              Pro Forma
                                                        -------------------------  -------------------------
                                                            BIPL       XTRANA       Adjust  Ref  Consol'd
                                                        -------------------------  -------------------------
Sales                                                       $  8,842                               $  8,842
Contract revenues                                                          $ 925                        925
                                                        -------------------------               ------------
             Total sales and revenues                          8,842         925                      9,767
Cost of sales                                                  4,681         437                      5,118
                                                        -------------------------               ------------
             Gross profit                                      4,161         488                      4,649
Operating expenses:
      Selling, general and administrative                      3,113         625         452 a        4,190
      Research and development                                   322         609                        931
                                                        -------------------------               ------------
             Total operating expenses                          3,435       1,234                      5,121
Other income (expense), net                                       14        (116)                      (102)
                                                        -------------------------               ------------
Income (loss) from continuing operations before taxes            740        (862)                      (574)

Income tax expense                                               340           2        (342) b           -
                                                        -------------------------               ------------
Income (loss) from continuing operations                         400        (864)                      (574)
Discontinued operations - net of income tax effect               314                                    314
                                                        -------------------------               ------------
Net income (loss)                                           $    714       $(864)                  $   (260)
                                                        =========================               ============
Weighted average shares outstanding
      Basic                                                    8,375                   9,369         17,744
      Effect of dilutive shares                                   24                                    N/A
                                                        -------------                           ------------
      Diluted                                                  8,399                                    N/A
                                                        =============                           ============
Diluted and basic earnings per share
      Continuing operations                                 $   0.05                               $  (0.03)
      Discontinued operations                                   0.04                                   0.02
                                                        -------------                           ------------
      Net income                                            $   0.09                               $  (0.01)
                                                        =============                           ============

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                 (in thousands)

     The unaudited pro forma condensed consolidated statement of income for the twelve months ended December 31, 1999 gives effect to the consolidated results of operations as if the merger occurred at January 1, 1999. The unaudited pro forma condensed consolidated statement of income for the three months ended March 31, 2000 gives effect to the consolidated results of operations as if the merger occurred at January 1, 2000. These results are not necessarily indicative of the consolidated results of operations of the Company as they may be in the future, or as they might have been had these events been effective at January 1, 1999 and 2000, respectively. The unaudited pro forma condensed consolidated balance sheet gives effect to the financial position at March 31, 2000 as if the merger occurred at March 31, 2000. Such consolidated financial position of the Company as it may be in the future, or as it might have been had these events been effective at March 31, 2000. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company and Xtrana, Inc. and the related notes thereto.


PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999 AND THE THREE MONTHS ENDED MARCH 31, 2000:

a) Gives effect to the amortization of goodwill of $9,050,000 over 20 years as if the merger had occurred at January 1 for each of the periods presented.

b) Gives effect to taxes for the Xtrana losses and the amortization of goodwill as noted in footnote (a) above such that the pro forma income tax provision is at the statutory rate for the period presented with pretax income.


PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT MARCH 31, 2000:

     Reflects preliminary purchase price allocation for the Xtrana merger consisting of cash, inventory, accounts receivable, equipment, intangible assets and liabilities in exchange for 9,369,461 shares of Biopool common stock and capital expenditures of approximately $200,000 cash.




NOTE: The Company is still in the process of evaluating the fair value of the assets acquired and the liabilities assumed in order to make a final determination of the excess purchase price, including allocation to the intangibles other than goodwill. Accordingly, the purchase accounting information is preliminary and has been made solely for the purpose of developing such pro forma condensed consolidated financial information. Based on current information, the preliminary determination of the cost in excess of the net assets acquired and the allocation to goodwill should not materially differ from the final determination.

                                                                      APPENDIX E


                           [HOULIHAN LOKEY LETTERHEAD]


May 3, 2000

Board of Directors
Biopool International, Inc.
c/o Michael Bick, Ph.D
President & Chief Executive Officer
6025 Nicolle Street
Ventura, CA 93003

Dear Dr. Bick:

We understand that Biopool International, Inc. (hereinafter "Biopool or the "Company") and Xtrana, Inc., formerly known as Molecular Innovations, Inc. (hereinafter "Xtrana"), propose to enter into an Agreement and Plan of Reorganization, substantially in the form of the draft dated as of May 3, 2000 (the "Agreement"), whereby Xtrana shall be merged with and into Biopool, with Biopool as the surviving corporation ("Surviving Corporation"). We understand that the aggregate merger consideration to be issued to existing Xtrana stockholders and other parties in exchange for substantially all of the equity interests of Xtrana will be 9,369,461 shares of the Surviving Corporation's Common Stock, which number includes shares held in escrow for the purposes of satisfying Xtrana's indemnification obligations (the "Escrow Shares"), shares held in escrow based on the achievement of certain revenue targets by Xtrana (the "Holdback Shares") and shares issued to other parties. The number of shares of the Surviving Corporation's Common Stock to be issued for each share of Xtrana's common stock or common stock equivalent shall represent the "Exchange Ratio."

We also understand that such shares issued to Xtrana stockholders and other parties represent, in aggregate, approximately 50 percent of the Surviving Corporation's common stock on a fully diluted basis, subject to certain adjustments discussed below, and that the remaining approximately 50 percent of the Surviving Corporation's common stock on a fully diluted basis will initially continue to be owned by existing Biopool stockholders. Furthermore, we understand that the parties to this transaction have agreed that the merger consideration to be received by the Xtrana stockholders and other parties will be subject to upward or downward adjustment based on Xtrana's actual gross revenues, the effect of which could vary the aggregate merger consideration to the Xtrana stockholders and other parties from a minimum of approximately 45 percent to a maximum of approximately 55 percent of the Surviving Corporation's common stock on a fully diluted basis. In addition, we understand that as part of the transaction, the Company has agreed to advance Xtrana $1.0 million and that both Xtrana and the Company have granted each other warrants to purchase up to 19.9 percent of their respective shares, exercisable at fair market value by the failure of either granting party to consummate the merger. Such transactions and other related transactions are collectively referred to herein as the "Transaction."

You have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address the Company's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it. In rendering the Opinion, we have assumed, with your consent, that the final executed form of the Agreement will not differ in any material respect from the draft that we have examined, and that the Company and Xtrana will comply with all the material terms of the Agreement.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

     1. reviewed the Company's annual reports to stockholders and on Form 10-K for the fiscal year ended December 31, 1999 and Company-prepared interim financial statements for the 3-month periods ended March 31, 1999 and March 31, 2000, which the Company's management has identified as being the most current financial statements available;

     2. reviewed a copy of the Agreement and Plan of Reorganization dated May 3, 2000 between Biopool and Xtrana;

     3.   reviewed a draft copy of the proxy statement, dated May 3 2000;

     4. held discussions with certain members of the senior management of the Company and Xtrana, respectively, to discuss the operations, financial condition, future prospects and projected operations and performance of the Company and Xtrana, and held discussions with representatives of the Company's independent counsel to discuss certain matters;

     5.   visited certain facilities and business offices of the Company;

     6. reviewed forecasts and projections prepared by the Company's management with respect to the Company for the years ended December 31, 2000 through 2003;

     7. reviewed forecasts and projections prepared by Xtrana's management with respect to Xtrana for the years ended December 31, 2000 through 2003;

     8. reviewed the Molecular Innovations, Inc. $10,000,000 Series D Convertible Preferred Stock Confidential Private Placement Memorandum dated June 1999 and a proposed term sheet relating to a $4,000,000 Series D Convertible Preferred Stock offering dated February 23, 2000;

     9. reviewed the historical market prices and trading volume for the Company's publicly traded securities;

     10. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Company and Xtrana, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction;

     11. reviewed drafts of certain documents to be delivered at the closing of the Transaction; and

     12. conducted such other studies, analyses and inquiries as we have deemed appropriate.

We have not assumed any responsibility for independent verification of any of the foregoing information and have relied upon it being complete and accurate in all material respects. We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company and Xtrana after taking into effect the potential synergies and strategic benefits anticipated to result from the Transaction, and that there has been no material change in the assets, financial condition, business or prospects of the Company or Xtrana since the date of the most recent financial statements made available to us. In addition, we have assumed with your approval that the future financial results referred to above will be achieved at the times and in the amounts projected by the management of the Company and Xtrana.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company or Xtrana and do not assume any responsibility with respect to it. We have not made an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or Xtrana and were not furnished with any evaluations or appraisals of the assets or liabilities (contingent or otherwise) of the Company or Xtrana. In particular, we have not independently verified the future commercial viability of certain products and technologies currently under development by the Company and Xtrana and therefore relied upon the best currently available estimates of management of the Company and Xtrana regarding the commercialization of such products and technologies and the cash flows resulting therefrom. We also have assumed with your consent that the Transaction will be treated as a tax-free reorganization for Federal income tax purposes. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Furthermore, our advisory services and the Opinion expressed herein were prepared for the use of the Company's Board of Directors and do not constitute a recommendation to the Company's stockholders as to how they should vote at the stockholders' meeting in connection with the Transaction. We hereby consent however, to the inclusion of the Opinion as an exhibit to any proxy statement used in connection with the Transaction so long as the Opinion letter is quoted in full in such proxy statement.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Exchange Ratio is fair to the Company from a financial point of view.

/s/ HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

                                                                      APPENDIX F

                           BIOPOOL INTERNATIONAL, INC.

                            2000 STOCK INCENTIVE PLAN

SECTION 1:  GENERAL PURPOSE OF PLAN

     The name of this plan is the Biopool International, Inc. 2000 Stock Incentive Plan (the "PLAN"). The purpose of the Plan is to enable Biopool International, Inc., a Delaware corporation (the "COMPANY"), and any Parent or any Subsidiary to obtain and retain the services of the types of employees, consultants, officers and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

SECTION 2:                                                           DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as set forth below:

     "ADMINISTRATOR" shall have the meaning as set forth in Section 3, hereof.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

     "CHANGE IN CONTROL" shall mean:

     (1) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or

     (2) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan.

     "COMPANY" means Biopool International, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

     "DATE OF GRANT" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

     "DIRECTOR" means a member of the Board.

     "DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. For purposes of determining the term of an ISO pursuant to Section
6.6 hereof, the Disability must be expected to result in death or to have lasted or be expected to last for a continuous period of not less than 12 months. The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

     "ELIGIBLE PERSON" means an employee, officer, consultant or Director of the Company, any Parent or any Subsidiary.

     "EXERCISE PRICE" shall have the meaning set forth in Section 6.3 hereof.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows:

     (1) If the Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable;

     (2) If the Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market) or is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable;

     (3) In the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator. Such determination shall be conclusive and binding on all persons.

     "FIRST REFUSAL RIGHT" shall have the meaning set forth in Section 8.7 hereof.

     "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

     "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

     "NON-QUALIFIED STOCK OPTION" means a Stock Option not described in Section 422(b) of the Code.

     "OFFEREE" means a Participant who is granted a Purchase Right pursuant to the Plan.

     "OPTIONEE" means a Participant who is granted a Stock Option pursuant to the Plan.

     "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treas. Regs. Section 1.162-27(e)(3).

     "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     "PARTICIPANT" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Section 3, to receive grants of Rights.

     "PLAN" means this Biopool International, Inc. 2000 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

     "PURCHASE PRICE" shall have the meaning set forth in Section 7.3.

     "PURCHASE RIGHT" means the right to purchase Stock granted pursuant to
Section 7.

     "RIGHTS" means Stock Options and Purchase Rights.

     "REPURCHASE RIGHT" shall have the meaning set forth in Section 8.8 of the Plan.

     "SERVICE" shall mean service as an Employee, Director or Consultant.

     "STOCK" means Common Stock ($.001 par value) of the Company.

     "STOCK OPTION" means an option to purchase shares of Stock granted pursuant to Section 6.

     "STOCK OPTION AGREEMENT" shall have the meaning set forth in Section 6.1.

     "STOCK PURCHASE AGREEMENT" shall have the meaning set forth in Section 7.1.

     "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     "TEN PERCENT SHAREHOLDER" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                           SECTION 3: ADMINISTRATION

     3.1 ADMINISTRATOR. The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the "Administrator").

     3.2 POWERS IN GENERAL. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

     3.3 SPECIFIC POWERS. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale;
(ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

     3.4 DECISIONS FINAL. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

     3.5 THE COMMITTEE. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act shall, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous written consent of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

     3.6 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; PROVIDED, HOWEVER, that within 60 days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                      SECTION 4: STOCK SUBJECT TO THE PLAN

     4.1 STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 9, 3,000,000 shares of Common Stock ($.001 par value) shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2 BASIC LIMITATION. The maximum number of shares with respect to which Options, awards or sales of Stock may be granted under the Plan to any Participant in any one calendar year shall be 1,500,000 shares. The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

     4.3 ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, right of repurchase or right of first refusal, such shares shall again be available for the purposes of the Plan.

                             SECTION 5: ELIGIBILITY

     Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; PROVIDED, HOWEVER, that only employees shall be eligible to be granted ISOs hereunder.

                  SECTION 6: TERMS AND CONDITIONS OF OPTIONS.

     6.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     6.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

     6.3 EXERCISE PRICE.

         6.3.1 IN GENERAL. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "EXERCISE PRICE"), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Exercise Price shall be no less than 85% of the Fair Market Value of the shares of Stock on the Date of Grant of the Non-Qualified Stock Option.

         6.3.2 TEN PERCENT SHAREHOLDER. A Ten Percent Shareholder shall not be eligible for designation as an Optionee or Purchaser, unless (i) the Exercise Price of a Non-Qualified Stock Option is at least 110% of the Fair Market Value of a Share on the Date of Grant, or (ii) in the case of an ISO, the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.

         6.3.3 NON-APPLICABILITY. The Exercise Price restriction applicable to Non-Qualified Stock Options required by Sections 6.3.1 and 6.3.2(i) shall be inoperative if (i) the shares to be issued upon payment of the Exercise Price have been registered under a then currently effective registration statement under applicable federal or state securities laws, or (ii) a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

     The Exercise Price shall be payable in a form described in Section 8, hereof.

     6.4 WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

     6.5 EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the Date of Grant until such time as when the Company's securities become publicly traded. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Board, in its sole discretion.

     6.6 TERM. The Stock Option Agreement shall specify, the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. In addition, no option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (ii) one year after the date the Optionee's Service with the Company and its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination; PROVIDED, HOWEVER, that the Stock Option Agreement for any Option may provide for longer or shorter periods, and the Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination. In the case of an ISO granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Parent or Subsidiary corporations, the term set forth in (i), above, shall not be more than five years after the date the Option is granted.

     6.7 LEAVES OF ABSENCE. For purposes of Section 6.6 above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Administrator).

     6.8 MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

               SECTION 7: TERMS AND CONDITIONS OF AWARDS OR SALES

     7.1 STOCK PURCHASE AGREEMENT. Each award or sale of shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     7.2 DURATION OF OFFERS. Any right to acquire shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company.

     7.3 PURCHASE PRICE.

         7.3.1 IN GENERAL. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "PURCHASE PRICE"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Purchase Price shall be no less than 85% of the Fair Market Value of the shares of Stock on either the Date of Grant or the date of purchase of the Purchase Right.

         7.3.2 TEN PERCENT SHAREHOLDERS. A Ten Percent Shareholder shall not be eligible for designation as a Purchaser unless the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share.

         7.3.3 NON APPLICABILITY. The Purchase Price restrictions required by Sections 7.3.1 and 7.3.2 shall be inoperative if (i) the shares to be issued upon payment of the Purchase Price have been registered under a then currently effective registration statement under applicable federal or state securities laws, or (ii) a determination is made by counsel for the Company that such Purchase Price restrictions are not required in the circumstances under applicable federal or state securities laws.

     The Purchase Price shall be payable in a form described in Section 8.

     7.4 WITHHOLDING TAXES. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                        SECTION 8: PAYMENT; RESTRICTIONS

     8.1 GENERAL RULE. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "CASHLESS EXERCISE"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "sTOCK-FOR-STOCK EXERCISE") or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "ATTESTATION EXERCISE").

     8.2 WITHHOLDING PAYMENT. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) Stock-for-Stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("STOCK WITHHOLDING"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

     8.3 SERVICES RENDERED. At the discretion of the Administrator, shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award. At the discretion of the Administrator, shares may also be awarded under the Plan in consideration of services to be rendered to the Company, a Parent or a Subsidiary after the award, except that the par value of such shares, if newly issued, shall be paid in cash or cash equivalents.

     8.4 PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

     8.5 EXERCISE/PLEDGE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so allows and if Stock is publicly traded, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     8.6 WRITTEN NOTICE. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

     8.7 FIRST REFUSAL RIGHT. Each Stock Option Agreement and Stock Purchase Agreement may provide that the Company shall have the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed sale, hypothecation or other disposition of the Stock purchased by the Optionee or Offeree pursuant to a Stock Option Agreement or Stock Purchase Agreement; and in the event the holder of such Stock desires to accept a bona fide third-party offer for any or all of such Stock, the Stock shall first be offered to the Company upon the same terms and conditions as are set forth in the bona fide offer.

     8.8 REPURCHASE RIGHTS. Following a termination of the Participant's Service the Company may repurchase the Participant's Rights as provided in this Section 8.8.

         8.8.1 REPURCHASE PRICE. Following a termination of the Participant's Service the Repurchase Right shall be exercisable at a price equal to (i) the Fair Market Value of vested Stock or, in the case of exercisable options, the Fair Market Value of the Stock underlying such unexercised options less the Exercise Price or (ii) the Purchase Price or Exercise Price, as the case may be, of unvested Stock. The right to repurchase unvested stock as described in
Section 8.8.1(ii) shall lapse at a rate of at least 20% per year over five years from the date the Right is granted.

         8.8.2 EXERCISE OF REPURCHASE RIGHT. A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service for cash or for cancellation of indebtedness incurred in purchasing the shares.

     8.9 TERMINATION OF REPURCHASE AND FIRST REFUSAL RIGHTS. Each Stock Option Agreement and Stock Purchase Agreement shall provide that the Repurchase Rights and First Refusal Rights shall have no effect over, or shall lapse and cease to have effect over, shares that have been registered under a then currently effective registration statement under applicable federal or state securities laws, or when a determination is made by counsel for the Company that such Repurchase Rights and First Refusal Rights are not required in the circumstances under applicable federal or state securities laws.

     8.10 NO TRANSFERABILITY. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by will or by operation of the laws of descent and distribution.

         8.10.1 PERMITTED TRANSFER OF NON-QUALIFIED OPTION. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "PERMITTED TRANSFEREE"). For purposes of this Section 8.10.1, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

         8.10.2 CONDITIONS OF PERMITTED TRANSFER. A transfer permitted under this Section 8.9 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

                    SECTION 9: ADJUSTMENTS; MARKET STAND-OFF

     9.1 EFFECT OF CERTAIN CHANGES.

         9.1.1 STOCK DIVIDENDS, SPLITS, ETC. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then
(i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

         9.1.2 LIQUIDATION, DISSOLUTION, MERGER OR CONSOLIDATION. In the event of: a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving corporation; or a reverse merger in which the

Company is the surviving corporation, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the surviving corporation);
(ii) the assumption of the Plan and such outstanding Rights by the surviving corporation or its parent; (iii) the substitution by the surviving corporation or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise such Right in whole or in part without regard to any installment exercise provisions in the Right agreement.

         9.1.3 ACCELERATED VESTING AND EXERCISABILITY. Unless the applicable Stock Purchase Agreement or Stock Option Agreement provides otherwise, any right to repurchase a Purchaser's shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Stock shall become vested and all of such Options shall become exercisable in full if (i) a Change in Control occurs before the Purchaser's Service terminates and (ii) the options are not assumed by, or Repurchase Right is not assigned to, the entity that employs the Participant immediately after the Change in Control or to its parent or subsidiary.

         9.1.4 PAR VALUE CHANGES. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

     9.2 DECISION OF ADMINISTRATOR FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; PROVIDED, HOWEVER, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

     9.3 NO OTHER RIGHTS. Except as hereinbefore expressly provided in this
Section 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Section 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

     9.4 MARKET STAND-OFF. Each Stock Option Agreement and Stock Purchase Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF").

                      SECTION 10: AMENDMENT AND TERMINATION

     The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

                         SECTION 11: GENERAL PROVISIONS

     11.1 GENERAL RESTRICTIONS.

         11.1.1 NO VIEW TO DISTRIBUTE. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

         11.1.2 LEGENDS. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         11.1.3 NO RIGHTS AS SHAREHOLDER. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a shareholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1, hereof.

     11.2 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     11.3 DISQUALIFYING DISPOSITIONS. Any Participant who shall make a "DISPOSITION" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

     11.4 REGULATORY MATTERS. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

     11.5 RECAPITALIZATIONS. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of Section 9.

     11.6 DELIVERY. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

     11.7 OTHER PROVISIONS. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                    SECTION 12: INFORMATION TO PARTICIPANTS

     The Company will cause a report to be sent to each Participant not later than 120 days after the end of each fiscal year. Such report shall consist of the financial statements of the Company for such fiscal year and shall include such other information as is provided by the Company to its shareholders.

                       SECTION 13: EFFECTIVE DATE OF PLAN

     The effective date of this Plan is _____________, 2000. The adoption of the Plan is subject to approval by the Company's shareholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                            SECTION 14: TERM OF PLAN

     The Plan shall terminate no later then prior to the 10th anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to Section 10 hereof.

                                                                     APPENDIX G

                           BIOPOOL INTERNATIONAL, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned, a stockholder of BIOPOOL INTERNATIONAL, INC., a Delaware corporation, (the "Company") hereby appoints Michael Bick, Ph.D. and Robert Foote, and each of them, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held on August 10, 2000, and at any of its postponements or adjournments, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

     The Board of Directors recommends a FOR vote on all proposals listed below.

     1.   To elect the Board of Directors' four nominees as directors.

          Michael D. Bick, Ph.D.           Douglas L. Ayer
          N. Price Paschall                James H. Chamberlain

     _____ FOR NOMINEES LISTED                           _____ WITHHELD
           (except as marked to the contrary below)

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

        -----------------------------------------------------------------

     The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.


     2. To ratify the appointment of Ernst & Young LLP as the independent public accountants of the Company.

                   ____ FOR             ____ AGAINST         ____ ABSTAIN

     3. To approve the proposed merger Xtrana, Inc. with the Company pursuant to the terms of the Merger Agreement between the Company and Xtrana, Inc.

                   ____ FOR             ____ AGAINST         ____ ABSTAIN

     4. To ratify the adoption of the Biopool International, Inc. 2000 Stock Incentive Plan.

                   ____ FOR             ____ AGAINST         ____ ABSTAIN

     The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that the proxy holder may lawfully do by virtue hereof. As to any other business that may properly come before the Annual Meeting and any of its postponements or adjournments, the proxy holder is authorized to vote in accordance with its best judgment.

     This Proxy will be voted in accordance with the instructions set forth above. This Proxy will be treated as a GRANT OF AUTHORITY TO VOTE FOR the approval of the merger with

Xtrana and issuance of shares of common stock pursuant to the Merger Agreement with Xtrana, Inc., unless otherwise directed.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated June 26, 2000 relating to the Annual Meeting.


                                    Date:  ______________________________, ____



                                       ----------------------------------------



                                       ----------------------------------------
                                                  Signature(s) of Stockholder(s)
                                                        (See Instructions Below)

     The signature(s) hereon should correspond exactly with the name(s) of the stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

                           THIS PROXY IS SOLICITED BY
                            THE BOARD OF DIRECTORS OF
                           BIOPOOL INTERNATIONAL, INC.


                                      G-2